UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Stage Stores, Inc.
(Name of Registrant as Specified In Its Charter)

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_____________________________________

STAGE STORES INC.

BEALLS      PALAIS ROYAL      PEEBLES      STAGE

______________________________________

Notice of 2009
Annual Meeting
and
Proxy Statement

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STAGE STORES INC.

BEALLS      PALAIS ROYAL      PEEBLES       STAGE

10201 Main Street
Houston, Texas 77025

April 24, 2009

Dear Shareholder:

On behalf of the Board of Directors, it is my pleasure to invite you to attend the 2009 Annual Meeting of Shareholders of Stage Stores, Inc. on Thursday, June 4, 2009, at 1:00 p.m. local time, in Houston, Texas.  Information about the Annual Meeting is presented in the following pages.

The Annual Meeting will begin with a discussion and vote on the matters set forth in the accompanying Notice of 2009 Annual Meeting of Shareholders and Proxy Statement, followed by a discussion on any other business matters that are properly brought before the meeting.

Your vote is very important.  We encourage you to read the Proxy Statement and vote your shares as soon as possible.  Whether or not you plan to attend, you can be sure your shares are represented at the Annual Meeting by promptly completing, signing, dating and returning your Proxy Card in the enclosed envelope or by submitting your vote and proxy by telephone or by the Internet.

If you will need special assistance at the Annual Meeting because of a disability, please contact Bob Aronson, Vice President, Investor Relations, at (800) 579-2302.

Thank you for your continued support of Stage Stores, Inc. We look forward to seeing you on June 4th.

Sincerely,

James R. Scarborough
Chairman of the Board

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■ Item 2 -	Ratification of the Selection of Deloitte & Touche LLP as Independent Registered Public Accounting Firm For Fiscal 2009	50

■ To be voted on at the meeting

Appendix A – Stage Stores, Inc. Amended and Restated 2008 Equity Incentive Plan

EVERY SHAREHOLDER’S VOTE IS IMPORTANT.  PLEASE
COMPLETE, SIGN, DATE AND RETURN YOUR PROXY
CARD, OR SUBMIT YOUR VOTE AND PROXY BY
TELEPHONE OR BY INTERNET, AS SOON AS POSSIBLE.

ii

STAGE STORES INC.

BEALLS      PALAIS ROYAL      PEEBLES       STAGE

NOTICE OF 2009 ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

The 2009 Annual Meeting of Shareholders of Stage Stores, Inc. (the “Company”) will be held at the offices of the Company, 10201 Main Street, Houston, Texas 77025 on Thursday, June 4, 2009, at 1:00 p.m. local time.  If you need directions to attend the Annual Meeting, they can be found on our website, www.stagestores.com, under “Investor Relations”.  The shareholders will vote on the following matters:

1.	Election of eight directors for a term of one year;

2.	Ratification of the selection of Deloitte & Touche LLP as independent registered public accounting firm for Fiscal 2009;

3.	Approval of the Amended and Restated 2008 Equity Incentive Plan; and

4.	Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on April 6, 2009 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

By Order of the Board of Directors

Edward J. Record
Executive Vice President,
Chief Financial Officer and Secretary

April 24, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 4, 2009.

The Company has adopted the “Notice Only Delivery Method” of distributing the 2009 Proxy Statement, 2009 Proxy Card and its 2008 Annual Report to shareholders.  Therefore, we will mail a Notice of Internet Availability of Proxy Materials (“E-Notice”) to shareholders rather than paper copies of these documents.  If you would like to receive a paper copy of these documents, you must request one.  Instructions on how to request a copy by telephone, email or the Internet are contained in the E-Notice.

The Company’s 2009 Proxy Statement, 2009 Proxy Card, 2008 Annual Report and 2008 Annual Report on Form 10-K are available to review at http://bnymellon.mobular.net/bnymellon/ssi.

Security Measures

In accordance with the Company’s security procedures, all persons attending the Annual Meeting must present either their E-Notice or the Admission Ticket found at the bottom of their Proxy Card (if they requested and received a Proxy Card) and picture identification.  If you are a shareholder of record and plan to attend the meeting in person, please bring your E-Notice or your Admission Ticket with you to the meeting.  For security purposes, briefcases, bags, purses, backpacks and other containers will be subject to search at the door.

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PROXY STATEMENT

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by Stage Stores, Inc. (the “Company”, “we”, “our” or “us”) on behalf of the Board of Directors (the “Board”) for the 2009 Annual Meeting of Shareholders (the “Annual Meeting”), which will be held at the principal executive offices of the Company, 10201 Main Street, Houston, Texas 77025, on Thursday, June 4, 2009, at 1:00 p.m. local time. This Proxy Statement and Proxy Card are first being made available to the shareholders on or about April 24, 2009.  The proxy will be voted at the Annual Meeting if the signer of the Proxy Card or the shareholder submitting his or her vote and proxy by mail, by telephone or by the Internet was a shareholder of record on April 6, 2009 (the “Record Date”).

NOTICE ONLY DELIVERY METHOD

We adopted the “Notice Only Delivery Method” of distributing our 2009 Proxy Statement, 2009 Proxy Card and 2008 Annual Report to shareholders.  Therefore, we will mail a Notice of Internet Availability of Proxy Materials (“E-Notice”) to shareholders rather than paper copies of these documents.  If you would like to receive a paper copy of these documents, you must request one.  Instructions on how to request a copy by telephone, email or the Internet are contained in the E-Notice.

VOTING

The holders of our common stock are entitled to one vote per share on all matters to be voted upon by the shareholders.  On the Record Date, there were 37,957,698 shares of our common stock, par value $0.01, outstanding and entitled to vote at the Annual Meeting.  A list of the shareholders entitled to vote at the Annual Meeting will be available for inspection at the Annual Meeting for purposes relating to the Annual Meeting.

You can ensure that your shares are voted at the Annual Meeting by submitting your instructions by completing, signing, dating and returning your Proxy Card in the envelope provided (if you requested a paper copy of the Proxy Card) or by submitting your vote and proxy by telephone or by the Internet.  Submitting your instructions by Proxy Card, by telephone, or by the Internet will not affect your right to attend the Annual Meeting and vote.  A shareholder who gives a proxy may revoke it at any time before it is exercised by voting in person at the Annual Meeting, by delivering a subsequent proxy, or by notifying the Inspectors of Election in writing of such revocation.

The representation in person or by proxy of a majority of the outstanding shares of our common stock entitled to a vote at the Annual Meeting is necessary to provide a quorum for the transaction of business at the Annual Meeting. Shares can only be voted if the shareholder is present in person or is represented by a properly signed Proxy Card or by a vote and proxy submitted by telephone or by the Internet.  Each shareholder’s vote is very important. Whether or not you plan to attend the Annual Meeting in person, please sign and promptly return the  Proxy Card (if you requested a paper copy of the Proxy Card) or submit your vote and proxy by telephone or by the Internet.  All signed and returned Proxy Cards and votes and proxies submitted by telephone or by the Internet will be counted towards establishing a quorum for the Annual Meeting, regardless of how the shares are voted.

A shareholder of record on the Record Date may vote in any of the following four ways:

•	by toll-free number at 1-866-540-5760; or

•	by the Internet at http://www.proxyvoting.com/ssi; or

•	by completing and mailing a Proxy Card (if you requested a paper copy of the Proxy Card); or

•	by written ballot at the Annual Meeting.

If you vote by mail, by the Internet or by telephone, your vote must be received by 11:59 p.m. Eastern Time on Wednesday, June 3rd, the day before the Annual Meeting.  Your shares will be voted as you indicate.  If you return or otherwise complete your Proxy Card, but you do not indicate your voting preferences, the proxies will vote your shares FOR Items 1, 2 and 3 and in their discretion for Item 4 (such other matters as may properly come before the Annual Meeting or any adjournment thereof).

If your shares are held in a brokerage account in your broker’s name (this is called street name), you should follow the voting directions provided by your broker or nominee.  You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by mail, by telephone or by the Internet. Your shares should be voted by your broker or nominee as you have directed.

We will pass out written ballots to any shareholder entitled to vote at the Annual Meeting.

For additional information concerning the manner of proxy solicitation and voting, please see “Additional Information” on page 58 of this Proxy Statement.

MATTERS TO BE ACTED UPON

ITEM 1 - ELECTION OF DIRECTORS

INFORMATION RELATING TO DIRECTORS AND DIRECTOR NOMINEES

In General

At the Annual Meeting, eight Directors are to be elected to hold office until the 2010 Annual Meeting and until their successors have been elected and have qualified.  Information concerning the eight nominees is set forth below.  All of the nominees are currently Directors.  The Board has determined that the following six Directors are Independent Directors, as independence is defined by the New York Stock Exchange:  Alan J. Barocas, Michael L. Glazer, John T. Mentzer, William J. Montgoris, Sharon B. Mosse and David Y. Schwartz.  The Board’s Corporate Governance and Nominating Committee recommended all eight current Directors for re-election.  The Board knows of no reason why any nominee may be unable to serve as a Director.

Your Board of Directors recommends a vote FOR each nominee for Director set forth below.

The following information pertains to each nominee’s (i) age as of April 6, 2009, (ii) principal occupations for at least the past five years, and (iii) directorships in other public companies:

Name	Age	Positions Currently Held
James R. Scarborough	58	Chairman
Andrew T. Hall	48	Director, President and Chief Executive Officer
Alan J. Barocas	60	Director
Michael L. Glazer	60	Director, Chairman of Compensation Committee
John T. Mentzer	57	Director, Chairman of Corporate Governance and Nominating Committee
William J. Montgoris	62	Director, Lead Independent Director
Sharon B. Mosse	58	Director
David Y. Schwartz	68	Director, Chairman of Audit Committee

Mr. Scarborough has been Chairman of the Board since August 24, 2001.  He joined the Company as President and Chief Executive Officer in August of 2000.  He served as President until February 20, 2006 and as Chief Executive Officer until his retirement on November 3, 2008.

Mr. Hall joined the Company in February 2006 as President and Chief Operating Officer.  He became a Director on March 28, 2008 and Chief Executive Officer on November 3, 2008.  Mr. Hall was employed by Foley’s, a Houston-based division of Federated Department Stores, Inc., from June of 2003 to February of 2006.  While at Foley’s, Mr. Hall served as Chief Financial Officer (June 2003 – April 2004) and as Chairman (May 2004 – February 2006).

Mr. Barocas has been a Director since January 15, 2007.  Since May 2006, he has been the principal of Alan J. Barocas and Associates, a real estate consulting firm.  From June 1981 until April 2006, Mr. Barocas was employed by GAP, Inc.  His last position with GAP, Inc. was Senior Vice President of Real Estate.

Mr. Glazer has been a Director since August 24, 2001.  Since August 2005, he has served as Managing Director of Team Neu, located in Pittsfield, Massachusetts.  From May 1996 until August 2005, he served as President and Chief Executive Officer of KB Toys, Inc.  Mr. Glazer is also a director of CPI Corp.

Dr. Mentzer has been a Director since August 24, 2001.  Since January of 1994, he has been a professor of Business Policy in the Department of Marketing and Logistics at the University of Tennessee.  Professor Mentzer is currently the Bruce Excellence Chair of Business and Executive Director, Integrated Value Chain Forums.  He is also President of JTM & Associates, a consulting firm.

Mr. Montgoris has been a Director since June 3, 2004.  He retired from Bear Stearns in June of 1999.  From June of 1996 until June of 1999, Mr. Montgoris served as Chief Operating Officer of Bear Stearns.  From June of 1993 until June of 1996, he served as Chief Financial Officer and Chief Operating Officer of Bear Stearns.  Mr. Montgoris is also a director of Carter’s, Inc. and OfficeMax Incorporated.

Ms. Mosse has been a Director since October 4, 2004.  Since May of 2006, Ms. Mosse has served as President of Strategic Marketing Group, Inc., a marketing consulting firm which she founded in May of 2002.  From January of 2005 until April of 2006, she served as Chief Marketing Officer of Red Door Spa Holdings-Elizabeth Arden. From May of 2002 until January of 2005, Ms. Mosse served as President of Strategic Marketing Group, Inc.   From May of 2000 until May of 2002, she served as Chief Marketing Officer for Barnes & Noble, Inc.

Mr. Schwartz has been a Director since July 5, 2007.  Since June of 1997, Mr. Schwartz has been a business advisor and consultant to various companies principally in the retail, distribution and services industries.  Prior to that, Mr. Schwartz spent 35 years with Arthur Andersen, LLP, from which he retired as a Senior Partner in June 1997.  While at Arthur Andersen, he served clients in various industries primarily retailing, distribution and communications.  Mr. Schwartz is also a director of Foot Locker, Inc., True Value Company and Walgreen Co.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table provides information regarding beneficial ownership of our common stock by any person or entity known by us to be the beneficial owner of more than five percent (5%) of our outstanding common stock as of April 6, 2009. As of April 6, 2009, there were 37,957,698 shares of our common stock outstanding.

Name and Address	Number of Shares Beneficially Owned	Percent of Class
Dimensional Fund Advisors LP	3,406,181	9.0	% (1)
Palisades West, Building One
6300 Bee Cave Road
Austin, TX 78746

Wellington Management Company, LLP	3,273,303	8.6	%(2)
75 State Street
Boston, MA 02109

Barclays Global Investors, NA	2,760,414	7.3	%(3)
400 Howard Street
San Francisco, CA 94105

Keeley Asset Management Corp.	2,251,220	5.9	%(4)
401 South LaSalle Street
Chicago, IL 60605
__________________________

(1)
The information is based on the Schedule 13G filed with the Securities and Exchange Commission on February 9, 2009 by Dimensional Fund Advisors LP reporting on beneficial ownership as of December 31, 2008.  According to the filing, the reporting person has sole voting power with respect to 3,309,709 shares and sole investment power with respect to 3,406,181 shares.

(2)
The information is based on the Schedule 13G filed with the Securities and Exchange Commission on February 17, 2009 by Wellington Management Company, LLP reporting on beneficial ownership as of December 31, 2008.  According to the filing, the reporting person has shared voting power with respect to 2,359,728 shares and shared investment power with respect to 3,273,303 shares.

(3)
The information is based on the Schedule 13G filed with the Securities and Exchange Commission on February 5, 2009 by Barclays Global Investors, NA reporting on beneficial ownership as of December 31, 2008.  According to the filing, the reporting person has sole voting power with respect to 2,154,027 shares and sole investment power with respect to 2,760,414 shares.

(4)
The information is based on the Schedule 13G filed with the Securities and Exchange Commission on February 13, 2009 by Keeley Asset Management Corp. reporting on beneficial ownership as of December 31, 2008.  According to the filing, the reporting person has sole voting power with respect to 2,247,020 shares and sole investment power with respect to 2,251,220 shares.

Security Ownership of Management

The following table provides information regarding the beneficial ownership of our common stock by each Named Executive Officer listed in the Summary Compensation Table and each of our Directors, as well as the number of shares beneficially owned by all of our Directors and executive officers as a group as of April 6, 2009.  None of the shares are pledged as security. As of April 6, 2009, there were 37,957,698 shares of our common stock outstanding.  The table also provides information about stock options exercisable within 60 days and Deferred Stock Units credited to the accounts of each Director and Named Executive Officer under various compensation plans.  Unless otherwise indicated by footnote, individuals have sole voting and investment power.

Name	Common Stock	Restricted Stock (1)	Stock Options Exercisable Within 60 Days	Deferred Stock Units (2)	Percent of Class
James R. Scarborough	75,700	-	666,647	-	1.9%
Andrew T. Hall	66,791	30,000	159,000	-	(3)
Edward J. Record	18,522	20,000	61,250	-	(3)
Cynthia S. Murray	23,377	-	148,040	-	(3)
Ernest R. Cruse	8,789	-	46,551	-	(3)
Ronald D. Lucas	34,100	-	179,764	-	(3)
Dennis E. Abramczyk	924	-	50,928	-	(3)
Alan J. Barocas	3,584	14,267	-	-	(3)
Michael L. Glazer	62,349	18,206	16,875	-	(3)
John T. Mentzer	15,350	18,206	61,873	3,178	(3)
William J. Montgoris	2,958	18,206	50,625	-	(3)
Sharon B. Mosse	-	18,206	50,625	9,354	(3)
David Y. Schwartz	-	7,582	2,564	6,064	(3)

All Directors and Executive Officers as a group (19 persons)	333,585	174,673	1,621,476	18,596	5.4%
_____________________________

(1)	Restricted stock was granted under our Amended and Restated 2001 Equity Incentive Plan.

(2)
Deferred Stock Units (“DSU”) are held under our 2003 Amended and Restated Non-Employee Director Equity Compensation Plan.  Each DSU is equal in value to a share of our stock, but does not have voting rights.  Individuals do not have investment power with respect to DSUs.  The number of DSUs credited to a Director’s account will be adjusted, as appropriate, to reflect any stock split, any dividend paid in cash and any dividend payable in shares of our stock.  At the election of the Director upon termination of his or her service as a Director, the DSUs will be distributed to the Director either (i) in cash, or (ii) in shares of our stock.

(3)	Ownership is less than one percent of our outstanding common stock.

INFORMATION RELATING TO THE BOARD OF DIRECTORS AND COMMITTEES

In General

Our business is managed under the direction of our Board.  Our Board currently consists of eight Directors. Members of our Board are kept informed of our business through discussions with our Chairman and Chief Executive Officer and other officers, by reviewing materials provided to them, by visiting our offices and our stores and by participating in meetings of the Board and its Committees.

Corporate Governance

Corporate Governance Guidelines. The Board has adopted written Corporate Governance Guidelines (the “Governance Guidelines”) to assist it in the exercise of its corporate governance responsibilities.  The purpose of the Governance Guidelines is to provide a structure within which our Directors and our management can monitor the effectiveness of policy and decision making both at the Board and management level, with a view to enhancing shareholder value over the long term. The Governance Guidelines are available on our website at www.stagestoresinc.com.  They can be accessed by clicking “Investor Relations”, then “Corporate Governance”, then “Corporate Governance Guidelines.”

Director Independence. Six of our eight Directors are Independent Directors, as independence is defined by the New York Stock Exchange.   Two of our Directors are not Independent Directors by virtue of the fact that they are our former Chief Executive Officer (Jim Scarborough) and our current President and Chief Executive Officer (Andy Hall). All members of the Board’s Audit, Compensation, and Corporate Governance and Nominating Committees are Independent Directors.  Members of the Audit Committee must also satisfy, and they do satisfy, a separate Securities and Exchange Commission (SEC) independence requirement, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from us or any of our subsidiaries other than their Directors’ compensation.

Lead Independent Director. The Governance Guidelines provide that if the Chairman of the Board is not an Independent Director, the Independent Directors must appoint a Lead Independent Director.  Since Mr. Scarborough, the Chairman of the Board, is not an Independent Director, the Independent Directors have appointed Mr. Montgoris as the Lead Independent Director.  The Lead Independent Director is required to perform the following duties:

•	Coordinate the activities of the Independent Directors;

•	Provide the Chairman of the Board with input on agendas for the Board and Board committee meetings;

•	Coordinate and develop the agenda for, and chair executive sessions and other meetings of, the Independent Directors;

•	Facilitate communications between the Chairman of the Board and the other members of the Board, including communicating other members’ requests to call special meetings of the Board;

•	Discuss the results of the Chief Executive Officer’s performance evaluation with the Chairman of the Compensation Committee;

•	Convey to the Chief Executive Officer, together with the Chairman of the Compensation Committee, the results of the Chief Executive Officer’s performance evaluation; and

•	Preside at regularly scheduled executive sessions of the Independent Directors.

Code of Ethics for Senior Officers. In order to promote ethical conduct in the practice of financial management throughout the Company, the Board has adopted a Code of Ethics for Senior Officers (the “Code”).  We believe that in addition to the Chief Executive Officer, the Chief Financial Officer and the Controller each holds an important and elevated role in corporate governance.  The Code is designed to deter wrongdoing and provides principles to which our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions are expected to adhere and advocate.  These principles embody rules regarding individual and peer responsibilities, as well as responsibilities to the shareholders, the public and others who have a stake in our continued success.  The Code is available on our website at www.stagestoresinc.com.  It can be accessed by clicking “Investor Relations”, then “Corporate Governance”, then “Code of Ethics for Senior Officers.”  We intend to disclose future amendments to certain provisions of the Code, or waivers of such provisions granted to Directors and executive officers, if any, on our website within four business days following the date of such amendment or waiver or as otherwise may be required by the SEC.

Code of Ethics and Business Conduct. The Board has also adopted a Code of Ethics and Business Conduct (the “Code of Ethics”), which is the basic set of policies and procedures governing the behavior of all Directors, executive officers, and other employees of the Company (each employee an “Associate” and collectively the “Associates”) in conformance with Section 303A.10 of the NYSE Listed Company Manual.  It is our policy to adhere to the highest standards of business ethics in all of its business activities.  When Associates are engaged in any activity concerning the Company, our customers, competitors, suppliers, other Associates, shareholders or the general public, they must maintain standards of uncompromising integrity and conduct themselves in a professional manner with a positive, supportive attitude about the Company.  The Code of Ethics is available on our website at www.stagestoresinc.com.  It can be accessed by clicking “Investor Relations”, then “Corporate Governance”, then “Code of Ethics and Business Conduct.”  We intend to disclose future amendments to certain provisions of the Code of Ethics, or waivers of such provisions granted to Directors and executive officers, if any, on its website within four business days following the date of such amendment or waiver or as otherwise may be required by the NYSE or the SEC.

Non-Accounting Complaints. We have established procedures to enable anyone who has a concern about a violation of the Code of Ethics and Business Conduct or any other Company policy to report that concern through normal Company channels or anonymously.  An Anonymous Ethics Hotline is maintained by an independent third party and is available 24 hours a day, 7 days a week.

Accounting Complaints.   The Audit Committee has established procedures for (i) the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.  These procedures, which are incorporated into the Code of Ethics, (i) set forth a statement about our commitment to comply with the laws; (ii) encourage employees to inform us of conduct amounting to a violation of the applicable standards; (iii) describe prohibited conduct; (iv) set forth compliance procedures that employees can easily use, including making anonymous complaints, and (v) provide assurances that there will be no retaliation for reporting suspected violations.

Policy on Poison Pills. The term “Poison Pill” refers to a type of shareholder rights plan that some companies adopt to provide an opportunity for negotiation during a hostile takeover attempt.  The Board has not adopted a Poison Pill.  However, as we are a Nevada corporation, our Articles of Incorporation provide that we have expressly elected to be governed by Chapter 78 of the Nevada Revised Statutes (“NRS”) with respect to the acquisition of a controlling interest in the Company.  NRS 78 provides that a person who seeks to acquire a “Controlling Interest” (20% or greater) in a Nevada corporation will only obtain such voting rights in the shares acquired (the “Control Shares”) as are granted by a vote of the holders of a majority of the remaining voting power of the Company at a special or annual meeting of the shareholders.  In addition, NRS 78 provides that the Company may redeem not less than all of the Control Shares at the average price of the Control Shares if the Control Shares are not granted full voting rights by the shareholders.

Attendance at Board, Committee and Annual Meetings

Board Meetings.  The Board held four regular meetings and one special meeting during the 2008 fiscal year.  During the 2008 fiscal year, no current Director attended fewer than 75% of the aggregate of the total number of meetings of the Board and of meetings held by committees of the Board on which he or she was a member during the time he or she was a Director.  In addition to regularly scheduled meetings, a number of Directors were involved in numerous informal meetings with management, offering valuable advice and suggestions on a broad range of corporate matters.

Executive Sessions. As described in the Governance Guidelines, the Independent Directors meet in regularly scheduled executive sessions without members of our management.

Annual Meeting. It is the Board’s policy that Directors should attend our annual meeting of the shareholders absent exceptional cause.  Last year, all Directors attended the annual meeting of shareholders.

Standing Committees

The Board has the following standing committees: Corporate Governance and Nominating, Audit and Compensation.  Each committee operates under a written charter which is periodically reviewed by the respective committee and the Corporate Governance and Nominating Committee.  The following table provides information concerning the independence of our Directors and the current membership of each committee.

Director	Board	Corporate Governance and Nominating Committee	Audit Committee	Compensation Committee
Mr. Barocas (I)	X	X	X
Mr. Glazer (I)	X	X		X (C)
Mr. Hall	X
Dr. Mentzer (I)	X	X (C)		X
Mr. Montgoris (I)(LID)	X		X (ACFE)
Ms. Mosse (I)	X	X		X
Mr. Scarborough	X (C)
Mr. Schwartz (I)	X	X	X (C)(ACFE)
____________________________________________________

(I)	The named Director is an Independent Director.

(C)	The named Director is the Chairman.

(LID)	The named Director is the Lead Independent Director.

(ACFE)	The named Director is an Audit Committee Financial Expert.

Corporate Governance and Nominating Committee

In General.  The members of the Corporate Governance and Nominating Committee are Tom Mentzer (Chairman), Alan Barocas, Michael Glazer, Sharon Mosse and David Schwartz, all of whom are Independent Directors.  The Committee’s primary functions are (i) to maintain and review the Governance Guidelines and propose changes to the Governance Guidelines as corporate governance developments warrant, (ii) to consider any Director candidates recommended by shareholders, (iii) to identify, recruit and recommend potential candidates for nomination as Directors to the Board and to nominate Directors for membership on Board committees, (iv) to evaluate the overall performance of the Board, and (v) to report annually to the Board on the status of the Chief Executive Officer’s succession plan.  The Committee assists the Board in fulfilling its corporate governance and oversight responsibilities by reviewing corporate governance issues that may be brought before the Board, by exercising oversight over the Governance Guidelines, by nominating qualified individuals as Directors and reviewing their performance, and by reviewing applicable laws and regulations related to corporate governance matters.  Annually, the Committee evaluates the overall performance of the Board and the Governance Guidelines.  Periodically, the Committee reviews the compensation paid to the Directors.  The Committee met four times during the 2008 fiscal year.

Corporate Governance and Nominating Committee Charter. The Corporate Governance and Nominating Committee’s Charter is posted on our website at www.stagestoresinc.com. It can be accessed by clicking “Investor Relations”, then “Corporate Governance”, then “CG&NC Charter”.

Evaluation of the Chairman, the Board and Individual Directors. The Corporate Governance and Nominating Committee is responsible for establishing the evaluation criteria and implementing the process for the annual evaluation of the Chairman, the Board and the individual Directors.  Each Director evaluates the Chairman, the Board and the other Directors.  With respect to the Chairman and the Board, the evaluations are of the Chairman and the Board’s overall performance as a whole and the Committee considers specific areas in which the Directors believe a better contribution could be made.  The results of the evaluations of the Board and the Chairman are reported to the entire Board by the Lead Independent Director.  With respect to the evaluation of individual Directors, the purpose of the evaluation is to increase the corporate governance effectiveness of the Board, not to target individual Directors.  The results of the individual Director evaluations are communicated to the respective Directors by the Lead Independent Director and, in the case of the Lead Independent Director, by outside counsel.

Evaluation of the Guidelines, Committee Charters, Corporate Governance Policies and Related Party Transactions.  With input from the other Directors, the Corporate Governance and Nominating Committee reports annually to the Board on its evaluation of the Governance Guidelines, the committee charters, any other corporate governance policies, and any related party transactions (transactions involving the Company and any executive officer, Director, employee or their affiliates and immediate family members).

Director Qualifications; Process for Identifying and Evaluating Nominees. Nominees for Director must possess the following minimum qualifications: broad experience, wisdom, integrity, the ability to make independent analytical inquiries, an understanding of our business environment, and a willingness to devote adequate time to Board duties.  The Corporate Governance and Nominating Committee is responsible for assessing the appropriate balance of skills and qualifications required of Directors.  In identifying and evaluating nominees for Director, including nominees recommended by shareholders, the Committee will implement such process as it deems appropriate including, in its sole discretion, retaining a third party or third parties to identify or evaluate or assist in identifying or evaluating potential nominees.  However, at a minimum, each nominee for Director must (i) meet the minimum qualifications set forth above, (ii) have at least one interview with the Committee and with any other Board member who requests an interview, and (iii) complete and sign a Director and Executive Officer Questionnaire in a form deemed appropriate by the Board prior to his or her nomination to the Board.  Each Director must no less than annually complete and sign a Director and Executive Officer Questionnaire in a form deemed appropriate by the Board.  In the event any information contained on a Director’s most recent Director and Executive Officer Questionnaire becomes incomplete or inaccurate, it is the responsibility of the Director to provide complete and accurate information to the Committee within thirty days. When formulating its Director recommendations, the Committee will also consider any advice and recommendations offered by our Chief Executive Officer and any other members of the Board.

Consideration of Shareholder Nominees. When formulating its Director recommendations, the Corporate Governance and Nominating Committee will also consider any written recommendations received from our shareholders identifying the nominee and stating his or her qualifications.  The Committee evaluates all nominees for Director in the same manner regardless of the source of the recommendation.  For the Annual Meeting of Shareholders in 2010, recommendations for Director nominees must be submitted in writing by December 26, 2009 to the Corporate Governance and Nominating Committee, c/o Edward J. Record, Secretary, Stage Stores, Inc., 10201 Main Street, Houston, Texas 77025, and must include the names of such nominees, together with their qualifications for service as a Director of the Company.

Succession Planning.  The Governance Guidelines require (i) the Corporate Governance and Nominating Committee to make an annual report to the Board on emergency as well as expected Chief Executive Officer succession planning and (ii) the Chief Executive Officer to prepare, on a continuing basis, a short-term succession plan which delineates a temporary delegation of authority to certain officers of the Company, if all or a portion of the executive officers of the Company should unexpectedly become unable to perform their duties.  The short-term succession plan will be in effect until the Board has the opportunity to consider the situation and take action, when necessary.

Audit Committee

In General.  The members of the Audit Committee are David Schwartz (Chairman), Alan Barocas and William Montgoris, all of whom are Independent Directors.  The primary function of the Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements and internal controls of the Company.  The Committee’s primary responsibilities and duties are (i) to monitor the integrity of the our financial process and systems of internal controls regarding finance, accounting and legal compliance, (ii) to select, retain, terminate, determine compensation and oversee the work of our independent registered public accounting firm, (iii) to ensure the independence and monitor the performance of the our independent registered public accounting firm and the performance of our internal auditing department, (iv) to provide an avenue of communication between our independent registered public accounting firm and our internal auditing department, and (v) to provide an avenue of communication among the independent registered public accounting firm, our management, our internal auditing department and the Board.  The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and duties, and it has direct access to our independent registered public accounting firm as well as anyone in the Company.  The Committee has the ability to engage, at our expense, independent counsel and other advisers as it determines necessary to carry out its duties.  The Committee met eleven times during the 2008 fiscal year.

Audit Committee Charter.  The Audit Committee’s Charter is available on our website at www.stagestoresinc.com.  It can be accessed by clicking “Investor Relations”, then “Corporate Governance”, then “Audit Committee Charter.”

Audit Committee Financial Expert.  The Board has determined that Messrs. Montgoris and Schwartz are Audit Committee Financial Experts, as that term is defined by the SEC.

Audit Committee Report.  The Audit Committee Report is on page 51 of this Proxy Statement.

Service on Audit Committees of Public Companies.  Section 303A.07(a) of the NYSE listed Company Manual states that if an audit committee member simultaneously serves on the audit committee of more than three public companies, the board must determine that such simultaneous service does not impair the director’s ability to effectively serve on the issuer’s audit committee. David Schwartz, the Chairman of our Audit Committee, also serves as the Chairman of the audit committee of Walgreen Co. and as a member of the audit committee of Foot Locker, Inc., both of which are public companies.  He also serves as the Chairman of the audit committee of True Value Company, which is not a public company.  Our Board has determined that Mr. Schwartz’s simultaneous service on our Audit Committee and the audit committees of those other companies does not impair his ability to effectively serve on our Audit Committee.

Compensation Committee

In General.  The members of our Compensation Committee are Michael Glazer (Chairman), Tom Mentzer and Sharon Mosse, all of whom are Independent Directors.  The primary function of our Compensation Committee is to administer the cash salary, bonus and other incentive compensation programs for our executive officers.  The Committee met five times during the 2008 fiscal year.

Compensation Committee Charter. The Compensation Committee’s Charter is available on our website at www.stagestoresinc.com.  It can be accessed by clicking “Investor Relations”, then “Corporate Governance”, then “Compensation Committee Charter.”

Compensation Committee Report.  The Compensation Committee Report begins on page 29 of this Proxy Statement.

Compensation and Compensation Principles. For a discussion of executive officer and Director compensation and compensation principles, please see “Compensation of Directors and Executive Officers-Compensation Discussion and Analysis” and the compensation tables and narrative discussions that follow beginning on page 13 of this Proxy Statement.

Processes and Procedures for Executive Officer Compensation.  The primary responsibilities of the Committee are as follows: (i) review the performance and approve the compensation of our executive officers, (ii) review and approve the terms and conditions of written employment agreements for executive officers, (iii) provide oversight of all cash compensation, equity compensation, benefits and perquisites for the entire officer population, and (iv) review and monitor equity incentive plans as well as any pension, profit sharing, and benefit plans.

The Committee meets as frequently as circumstances require, but typically meets at least four times per year.  Each meeting held in-person allows time for an executive session in which the Committee and others specifically requested by the Committee (such as outside consultants) have an opportunity to directly discuss all executive compensation issues without the presence of management.  The Committee reviews compensation analyses prepared by an independent compensation consultant and by management and assesses program design and recommendations for individual executives against these strategies.  The Committee determines our Chief Executive Officer’s compensation and reviews and discusses recommendations for other senior executives with our Chief Executive Officer and approves final pay packages.  The Committee also reviews overall program design and total costs compared to approved strategies.

The Committee believes that having the input of management is important to the overall effectiveness of our executive compensation program.  Our Chief Executive Officer and our Executive Vice President, Human Resources (“EVP Human Resources”) are the primary representatives of management who interact with the Committee. The Committee seeks input from our Chief Executive Officer and our EVP Human Resources regarding the performance of our executive team and individual compensation levels (within parameters approved by the Committee) and also recommendations on various executive compensation awards (e.g., new hire equity grants).  In addition, our Chief Executive Officer and our EVP Human Resources regularly attend Committee meetings (except for executive sessions) to participate in the presentation of materials and discussion of management’s point of view regarding compensation issues.

Our Chief Executive Officer may not be present during deliberations and voting regarding his or her compensation. While our Chief Executive Officer may be present during deliberations and voting on the compensation of other executive officers, our Chief Executive Officer may not vote on their compensation.

The Committee has delegated authority to our Chief Executive Officer to grant equity awards to employees at the Vice President level and below, with a maximum number of 5,000 shares to any one person at any one time.  All equity awards, regardless of the number of shares, at the Senior Vice President level and above must be approved by the Board.  In addition, our Chief Executive Officer has authority to manage employee compensation at the Vice President level and below within the compensation guidelines approved by the Committee.

Engagement of Compensation Consultant-Executive Officer Compensation.  The Committee has the authority to retain, from time to time and at our expense, a professional compensation consulting firm to review our executive officer compensation program. The Committee has selected and engaged Hay Group, a leading human resource and compensation consulting firm, as its independent consultant to advise it on executive compensation.  The decision to retain a consultant is at the sole discretion of the Committee and the consultant works at the direction of the Committee.

Role of Compensation Consultant in Determining or Recommending the Amount or Form of Executive Officer Compensation. On an annual basis, Hay Group prepares competitive pay analyses regarding both our peer group of companies, as identified on page 16 of this Proxy Statement (the “Peer Group”), and the broader market; it provides information on our performance compared to the Peer Group and to our performance group of companies, as identified on page 17 of this Proxy Statement (the “Performance Group”); and it advises the Committee on the level and design of compensation programs for our executive officers.  The Chairman of the Committee works directly with Hay Group to determine the scope of the work needed to assist the Committee in its decision making processes.  For example, Hay Group meets with the Committee to review issues and gain input on plan design and alternatives.  In this process, Hay Group meets with the members of the Committee, our Chief Executive Officer and our other senior management to facilitate the development of our executive compensation strategy and approach to determining compensation levels.

Compensation Committee Interlocks and Insider Participation.  The Committee is comprised entirely of the following Independent Directors: Michael Glazer, Tom Mentzer and Sharon Mosse. None of the members of the Committee has ever been an officer or an employee of the Company or its subsidiary.  None of our executive officers serves on any board of directors with any of our Directors other than on our Board in the case of Mr. Scarborough, our Chairman and former Chief Executive Officer, and Mr. Hall, our President and current Chief Executive Officer.

Engagement of Compensation Consultant-Director Compensation.  As with the Compensation Committee, the Corporate Governance and Nominating Committee (i) has the authority to retain, from time to time and at our expense, a professional compensation consulting firm to review our Director compensation program and (ii) has selected and engaged Hay Group as its independent consultant to advise it on Director compensation.  Likewise, the decision to retain a consultant is at the sole discretion of the Corporate Governance and Nominating Committee and the consultant works at the direction of the Corporate Governance and Nominating Committee.

Role of Compensation Consultant in Determining or Recommending the Amount or Form of Director Compensation. The nature and role of Hay Group’s assignment with respect to Director compensation and its interaction with the Chairman of the Corporate Governance and Nominating Committee, is essentially the same as it is with the Compensation Committee in the case of executive officer compensation.  However, Hay Group only attends meetings of the Corporate Governance and Nominating Committee that involve Director compensation, which is generally one meeting a year.

Shareholder and Other Interested Party Communications with the Board

In General.  Shareholders and other interested parties may send written communications to the Board and, if applicable, to individual Directors, including the Independent Directors, by mail, facsimile or courier to our principal executive offices.  All correspondence that we receive will be relayed to the Board or, if applicable, to the individual Director.  Communications should be addressed in care of Edward Record, Secretary, Stage Stores, Inc., 10201 Main Street, Houston, Texas 77025, or sent by facsimile to Mr. Record at (713) 669-2709.

Deadline for Shareholders for Inclusion in Next Year’s Proxy Statement.  Shareholder proposals intended to be presented at the 2010 Annual Meeting of Shareholders and included in our proxy statement and form of proxy relating to that meeting pursuant to Rule 14a-8(e) under the Securities Exchange Act of 1934 must be received in writing by us at our principal executive offices by December 26, 2009.  Proposals should be addressed to Edward Record, Secretary, Stage Stores, Inc., 10201 Main Street, Houston, Texas 77025.

Other Shareholder Proposals for Presentation at Next Year’s Annual Meeting.  For any shareholder proposal that is not submitted to us for inclusion in next year’s proxy statement, but is instead sought to be presented by the shareholder directly at the 2010 Annual Meeting, Rule 14a-4(c) under the Securities Exchange Act of 1934 permits management to vote proxies in its discretion if we: (1) receive written notice of the proposal before the close of business on March 11, 2010, and advise shareholders in the 2010 Proxy Statement about the nature of the matter and how management intends to vote on the matter, or (2) do not receive written notice of the proposal before the close of business on March 11, 2010.  Notices of intention to present proposals at the 2010 Annual Meeting should be addressed to Edward Record, Secretary, Stage Stores, Inc., 10201 Main Street, Houston, Texas 77025.

TRANSACTIONS WITH RELATED PERSONS

Transactions with Related Persons

On October 15, 2008, we entered into a Retirement Agreement with Dennis Abramczyk, an Executive Vice President and the Chief Operating Officer of our Peebles Division.  The approximate dollar value of the amount involved in the transaction is $888,000.  As Mr. Abramczyk is a Named Executive Officer, we filed the Retirement Agreement as an Exhibit to our Quarterly Report on Form 10-Q for the quarter ended November 1, 2008.  The Retirement Agreement is incorporated herein by reference.

On November 3, 2008, we entered into a Consulting Agreement with James Scarborough, who retired as our Chief Executive Officer as of that date.  The term of the Consulting Agreement began on November 3, 2008 and will end on June 10, 2010 (the “Term”), unless earlier terminated or extended by mutual agreement of the parties.  We will pay Mr. Scarborough a retainer of $350,000 per Term year during the Term of the Consulting Agreement for an aggregate total of approximately $564,000.  As Mr. Scarborough is a Named Executive Officer and our Chairman of the Board, we filed the Consulting Agreement as an Exhibit to our Annual Report on Form 10-K for the fiscal year ended January 31, 2008.  The Consulting Agreement is incorporated herein by reference.

On April 22, 2008, we entered into a Severance Agreement – Release of All Claims with Jeffrey Kish, an Executive Vice President and our Chief Information Officer.  The approximate dollar value of the amount involved in the transaction is $485,000.

Other than those described above and related to their employment, in the case of executive officers, and those related to their service on our Board, in the case of non-employee Directors, there were no transactions, since the beginning of our last fiscal year, or any currently proposed transaction, in which we were or will be made a participant and in which any Director, nominee for Director or executive officer, or any immediate family member of a Director, nominee for Director or executive officer had or will have a direct or indirect material interest.

Review, Approval or Ratification of Transactions with Related Persons

In General. Article X Related Party, Other Material Transactions and Loans of the Governance Guidelines (“Governance Guideline Article X”) and our written Related Party and Material Transactions Policy (the “Policy”) contain our policies and procedures for the review, approval or ratification of any transaction required to be reported in this Proxy Statement.  They provide as follows:

“Related Party Transactions.  No officer, director, or employee of the Company or any of its affiliate or subsidiary companies (collectively, the “Companies”) shall enter into any agreement, arrangement or contract with any person or entity pursuant to which any of the Companies may be obligated to:

(i)	pay any money to a “Related Party,” or

(ii)	assign or lease any property belonging to any of the Companies to a Related Party, or

(iii)	allow any Related Party to use any property belonging to any of the Companies,

if the aggregate fair market value of any monies paid to the Related Party and the property assigned or leased to or used by the Related Party exceeds Five Thousand Dollars ($5,000), without the express, prior, written approval of the Company’s Board of Directors.  The term “Related Party” includes:

(i)	any person who is an officer or director of any of the Companies (each, an “Insider”); and

(ii)
any person who is a child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of a director, executive officer or nominee for director, and any person (other than a tenant or employee) sharing the household of such director, executive officer or nominee for director (each, an “Immediate Family Member”); and

(iii)	any entity for which an Insider or Immediate Family Member is an attorney, broker, commissioned sales agent, director, manager, officer, partner or profits participant; and

(iv)	any entity in which an Insider or Immediate Family Member has beneficial ownership of five percent (5%) or more of the voting securities of the entity.

Other Material Transactions.  No officer, director, or employee of the Company or any of its affiliate or subsidiary companies (collectively, the “Companies”) shall enter into any agreement, arrangement or contract with any person or entity or authorize any transaction which the Company may be required to disclose to the Securities and Exchange Commission unless the agreement, arrangement, contract or transaction previously has been approved by the Company’s Board of Directors.

Audit Committee Approval.  Notwithstanding anything to the contrary, if required by the Securities and Exchange Commission, New York Stock Exchange, or other regulatory authority, any transaction between the Company and a Related Party, regardless of the amount involved, shall be approved by the Audit Committee.”

Loans to Directors, Executive Officers and Their Immediate Family Members.  Governance Guideline Article X provides that the Company shall not, directly or indirectly, including through any subsidiary, extend or maintain credit, arrange for or guarantee the extension of credit, or renew an extension of credit, in the form of a personal loan to or for any Director, executive officer, or Immediate Family Member of any Director or executive officer.  As used in the Governance Guidelines and this Proxy Statement, “executive officer” means our President, principal financial officer, principal accounting officer (or, there is no such accounting officer, the controller), any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for us, in all cases including officers of our subsidiaries if they perform policy-making functions for us.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation Discussion and Analysis

Our Fiscal 2008 Named Executive Officers

The following Compensation Discussion and Analysis (“CD&A”) describes the material objectives and principles underlying our compensation policies and decisions and the material elements of the compensation of the following seven executive officers during our 2008 fiscal year (hereinafter, “Fiscal 2008”):

•	two individuals who served as our Chief Executive Officer,

•	our Chief Financial Officer,

•	the next three most highly compensated executive officers other than our Chief Executive Officers and our Chief Financial Officer, and

•	one individual for whom disclosure would have been provided, but for the fact that he was not serving as an executive officer at the end of our 2008 fiscal year.

These individuals are identified in the Summary Compensation Table on page 29 of this Proxy Statement and are collectively referred to in this Proxy Statement as our “Named Executive Officers”.  This CD&A should be read in conjunction with the compensation tables beginning on page 29 of this Proxy Statement.

Overview of Compensation Program

The Compensation Committee of our Board (for purposes of this CD&A, the “Committee”) administers the base salary, bonus, long-term incentive and other compensation and benefits programs with regard to our Named Executive Officers as well as our other executive officers.  Its primary responsibilities are listed under “Processes and Procedures for Executive Officer Compensation” on page 9 of this Proxy Statement.  The Committee ensures that the total compensation paid to our Named Executive Officers is fair, reasonable and competitive in relation to our Peer Group.  The Committee’s recommendations for the total compensation of our Named Executive Officers are subject to the approval of our Board.

Compensation Objectives and Principles

The objectives of our compensation program are as follows:

•	to enable us to recruit, motivate and retain the executive talent required to successfully manage and grow our business and to achieve our short and long-term business objectives;

•
to maximize the long-term commitment of our executive officers to our success by providing compensation elements that align their interests and our shareholders in that the compensation elements are directly related to our stock performance and other financial metrics that the Committee believes influence the creation of long-term shareholder value; and

•	to reward our executive officers upon the achievement of short-term and long-term business objectives and enhanced shareholder value.

The principles of our compensation program are as follows:

•	Compensation arrangements shall emphasize pay-for-performance and encourage retention of those executive officers who enhance our performance;

•	Compensation arrangements shall maintain an appropriate balance between base salary and annual and long-term incentive compensation;

•	Cash incentive compensation plans for our executive officers shall link pay to achievement of goals set in advance by the Committee;

•
The Committee shall set annual and long-term performance goals for our Chief Executive Officer and evaluate his or her performance against those goals related to the performance of our Peer Group and  our Performance Group (currently the Dow Jones Apparel Index), as the case may be;

•	Compensation arrangements shall align the interests of our executive officers and shareholders;

•	In the event minimum thresholds for annual and long-term performance goals are not met, incentive compensation related to those goals shall not be paid;

•	It is the policy of our Board that we should not reprice or swap stock options granted to our executive officers, Directors and employees without shareholder approval.

•	The Committee shall meet at least once each year in executive session, without our Chief Executive Officer;

•
Our Chief Executive Officer may not be present during deliberations and voting regarding his or her compensation.  While  our Chief Executive Officer may be present during deliberations and voting on  our other executive officers’ compensation,  our Chief Executive Officer makes recommendations, but does not vote on their compensation;

•	The compensation of our Chief Executive Officer and our other executive officers shall be recommended to our Board for final approval by the Committee comprised solely of Independent Directors; and

•
In approving compensation, the recent compensation history of the executive officer, including special or unusual compensation payments, and all forms of compensation to which the executive officer may be entitled, shall be taken into consideration using tally sheets or other comparable tools the Committee deems appropriate.

Key Considerations in Setting Compensation

In General

Based on the foregoing objectives and principles, the Committee has structured our compensation programs to motivate our Named Executive Officers to achieve the business goals set by our Board and to reward them for achieving those goals. The following is a summary of key considerations affecting the setting of compensation for our Named Executive Officers by the Committee. We describe in the section entitled “Committee Actions in Fiscal 2008 Concerning Named Executive Officer Compensation” beginning on page 22 of this Proxy Statement additional considerations that the Committee evaluated in establishing Fiscal 2008 compensation in the context of our performance and the current economic recession.

Emphasis on Future Pay Opportunity Versus Current Pay

The Committee strives to provide an appropriate mix of different compensation elements, including finding a balance among current versus long-term compensation and cash versus equity incentive compensation. Cash payments primarily reward more recent performance and equity awards encourage our Named Executive Officers to continue to deliver results over a longer period of time and serve as a retention tool. The Committee believes that Named Executive Officer compensation should be more at risk by being based on our operating and stock price performance over the long term.

Discretion and Judgment

Except with respect to our Senior Executive Bonus Plan and performance share awards, both of which depend on achieving specific quantitative performance objectives, the Committee does not use formulas in determining the amount and mix of compensation. Thus, the Committee evaluates a broad range of both quantitative and qualitative factors, including reliability in delivering financial and growth targets, performance in the context of the economic environment relative to other companies, a track record of integrity, good judgment, the vision and ability to create further growth and the ability to lead others. For annual equity incentive awards, the Committee primarily considers a Named Executive Officer’s potential for future successful performance and leadership as part of the executive management team, taking into account past performance as a key indicator.

Significance of Our Results

The Committee primarily evaluates the Named Executive Officer’s contributions to our overall performance rather than focusing only on their individual function. The Committee believes that each Named Executive Officer shares the responsibility to support our goals and performance, as key members of our leadership team. While this compensation philosophy influences all of the Committee’s compensation decisions, it has the biggest impact on annual equity incentive awards.

Consideration of Risk

Our compensation programs emphasize pay-for-performance, are balanced and are focused on the long term. Under this structure, the highest amount of compensation can be achieved through consistent superior performance over sustained periods of time. In addition, large amounts of compensation are tied to our long term performance. This provides strong incentives to manage us for the long term, while avoiding excessive risk taking in the short term. Goals and objectives reflect a balanced mix of quantitative and qualitative performance measures to avoid excessive weight on a single performance measure. Likewise, the elements of compensation are balanced among current cash payments and equity awards. With limited exceptions, the Committee retains a large amount of discretion to adjust compensation for quality of performance and adherence to our values.

Role of Compensation Consultant in Compensation Setting Practices and Decisions-Executive Officers

When requested, Hay Group attends Committee meetings and the Committee’s executive sessions to present and discuss market data, program design alternatives, and to provide advice and counsel regarding decisions facing the Committee.  Hay Group also meets individually with the Chairman of the Compensation Committee prior to Board meetings to discuss findings and issues.  In addition, with the agreement and approval of the Committee, Hay Group works with our management team on broad-based compensation design and issues and links them to our overall executive compensation strategy.

Role of Compensation Consultant in Compensation-Setting Practices and Decisions-Directors

It is the responsibility of our Corporate Governance and Nominating Committee to recommend to our Board alternative forms of Director compensation. Our management reports at least once a year to the Corporate Governance and Nominating Committee on the status of our Director compensation in relation to the compensation of directors of our Peer Group. With the assistance of Hay Group as its compensation consultant, the Corporate Governance and Nominating Committee periodically evaluates Director compensation to ensure that our Directors are compensated in a manner consistent with those of our Peer Group.  Changes in Director compensation, if any, are recommended by the Corporate Governance and Nominating Committee, but must be approved by our Board after a full discussion.

Role of Executive Officers in Compensation Decisions

The Committee believes that having the input of our management is important to the overall effectiveness of our executive officer compensation program. Our Chief Executive Officer and EVP, Human Resources regularly attend Committee meetings (except for executive sessions) to participate in the presentation of materials and discussion of management’s point of view regarding compensation issues. Our Chief Executive Officer annually reviews the performance of each Named Executive Officer (other than our Chief Executive Officer, whose performance is reviewed by the Committee). The conclusions reached and recommendations based on these reviews, including related salary adjustments and annual incentive award amounts, are presented to the Committee. The Committee can exercise its discretion in modifying any recommended adjustments or awards to our executive officers.

As stated in our principles, our Chief Executive Officer may not be present during deliberations and voting regarding his or her compensation. While our Chief Executive Officer may be present during deliberations and voting on the other executive officers’ compensation, our Chief Executive Officer makes recommendations, but does not vote on their compensation.

Use of Tally Sheets

In addition to the recommendations of our Chief Executive Officer, the Committee reviews tally sheets, which are prepared for each of our currently employed Named Executive Officers by our Human Resources Department and Hay Group. The tally sheets present the Committee with specific dollar amounts for all elements of compensation, showing each Named Executive Officer’s annual total compensation, the individual’s accumulated compensation, and the benefits to which the Named Executive Officer would be entitled upon various termination events.

The Committee uses the tally sheets to compare our overall executive compensation to the overall executive compensation of our Peer Group to ensure that our compensation is reasonable and competitive.  The Committee also uses the tally sheets to evaluate past performance of our Named Executive Officers to determine if our compensation strategy achieved our goals in the past, and to align executive compensation with our near and long-term goals.

Benchmarking Overall Compensation; Our 2008 Peer Group

In making overall compensation decisions, the Committee compares each element of total compensation  to data from Hay Group’s published survey as well as a peer group of publicly-traded apparel and/or accessory companies listed below (collectively, the “Peer Group”).  The Committee developed this Peer Group in August 2005 because it is representative of companies that we compete with for business and talent and because our annual sales fall within the range of the companies in the Peer Group. The Peer Group is reviewed annually and updated as needed for certain business reasons, such as mergers, acquisitions, etc. In general, the criteria for selecting the companies in the Peer Group are as follows:

•	U.S. based, publicly traded companies in the retail industry;

•	Annual sales generally between one-half and two times our annual sales;

•	Primarily do business in apparel and/or accessories; and

•	Companies from which key talent may be recruited.

All of the companies in the Peer Group meet a majority of those criteria.  The members of the Peer Group are as follows:

•	Abercrombie & Fitch Co.	•	Christopher & Banks Corporation	•	Pacific Sunwear of California, Inc.

•	American Eagle Outfitters, Inc.	•	Collective Brands, Inc.	•	Stein Mart, Inc.

•	AnnTaylor Stores Corporation	•	The Dress Barn, Inc.	•	The Talbots, Inc.

•	The Cato Corporation	•	The Gymboree Corporation	•	Tween Brands, Inc.

•	Charming Shoppes, Inc.	•	Hot Topic, Inc.	•	Urban Outfitters, Inc.

•	Chico's FAS, Inc.	•	The Men's Wearhouse, Inc.

•	The Children’s Place Retail Stores, Inc.	•	New York & Company, Inc.

The Peer Group provides direct incumbent information on a job title match basis (e.g., Chief Executive Officer, Chief Financial Officer) for key competitors. Hay Group’s annual Retail Industry Total Remuneration Survey (the “Hay Group Survey”) is used to provide an additional benchmark for our Named Executive Officers’ base salary and annual variable pay target levels (both cash and equity).  The Hay Group Survey provides compensation data on the broader retail market place (covering approximately 100 retail organizations, a majority of which are specialty stores).  It provides market data by job, controlling for differences in responsibility and revenue size.  The data from both the Peer Group and the Hay Group Survey includes base salary, annual incentive bonus and equity incentive compensation for the named executive officers of those companies.

Benchmarking Incentive-Based Compensation; Our Performance Group

While the Committee uses the Peer Group and the Hay Group Survey to benchmark the overall compensation of our Named Executive Officers, it uses the companies in the Dow Jones Apparel Index, a separate group of apparel retailers as identified below (the “Performance Group”), to measure our relative performance with respect to comparable store sales for purposes of the Senior Executive Incentive Bonus Plan and our total shareholder return for the purpose of awarding performance shares.  In April 2007, the Committee selected the Performance Group because it is representative of companies that we compete with for business, talent, and investor capital.  The Committee decided to use the Dow Jones Apparel Index, which is comprised of approximately 30 apparel retailers, as our Performance Group as it has been developed independently by Dow Jones, which has deemed it to be a relevant comparator group for individual investors to assess company performance.

The current members of the Performance Group are as follows:

•	Abercrombie & Fitch Co.	•	Collective Brands, Inc.	•	Limited Brands, Inc.

•	Aeropostale, Inc.	•	Dillard’s, Inc.	•	The Men's Wearhouse, Inc.

•	American Eagle Outfitters, Inc.	•	The Dress Barn, Inc.	•	Nordstrom, Inc.

•	AnnTaylor Stores Corporation	•	Foot Locker, Inc.	•	Pacific Sunwear of California, Inc,

•	Brown Shoe Company, Inc.	•	The Gap. Inc.	•	Polo Ralph Lauren Corporation

•	The Cato Corporation	•	Genesco, Inc.	•	Ross Stores, Inc.

•	Charming Shoppes, Inc.	•	Guess?, Inc.	•	SAKS Incorporated

•	Chico's FAS, Inc.	•	The Gymboree Corporation	•	Signet Jewelers Limited

•	The Children’s Place Retail Stores, Inc.	•	J. Crew Group, Inc.	•	The TJX Companies, Inc.

•	Christopher & Banks Corporation	•	Kohl’s Corporation	•	Tween Brands, Inc.

				•	Urban Outfitters, Inc

The following two companies are in the Peer Group, but are not in the Performance Group: New York & Company, Inc. and Stein Mart, Inc.

The following 16 companies are in the Performance Group, but are not in the Peer Group:  Aeropostale, Inc., Brown Shoe Company, Inc., Dillard’s, Inc., Foot Locker, Inc., Guess?, Inc., The Gap, Inc., Genesco Inc., J. Crew Group, Inc., Kohl’s Corporation, Limited Brands, Inc., Nordstrom, Inc., Polo Ralph Lauren Corporation, Ross Stores, Inc. SAKS Incorporated, Signet Jewelers Limited, and The TJX Companies, Inc.

Compensation Elements

In General

All of the compensation and benefits programs for our Named Executive Officers described below meet our primary purpose to recruit and retain the executive talent required to successfully manage and grow our business and to achieve our short and long-term business objectives.  Beyond that, different elements are designed for different purposes. The elements of compensation for our Named Executive Officers are as follows:

•	Base salary, perquisites and other benefits, which are designed to attract and retain executives over time;

•	Annual incentive (bonus) compensation, which is designed to focus executives on the business objectives established by our Board for a particular year;

•
Long-term Incentive Compensation, which consists of stock appreciation rights (“SARs”), restricted stock, performance shares and stock options, is designed to focus executives on our long-term success, as reflected in increases to our stock price, growth in our earnings per share and other elements; and

•
Termination and change in control compensation and benefits, which are designed to facilitate our ability to attract and retain executives as we compete for talented employees in a marketplace where those types of compensatory protections are commonly offered.  Termination compensation and benefits are designed to ease an employee’s transition due to an unexpected employment termination, while change in control compensation and benefits are designed to encourage employees to remain focused on our business in the event of rumored or actual fundamental corporate changes.

The Committee establishes the amount and mix of base salary and variable compensation by referencing Peer Group practices for each element.  The Committee does not have any specific formula for this determination, but rather targets fixed compensation (base salary) around the median of the market and variable compensation (both short and long-term) to be above the median of the market when the Company has superior performance.  In considering the total package of compensation, the Committee also considers the internal relationship of pay across all executive positions.

Base Salary

The Committee views a competitive base salary as an important component to attract and retain executive talent. Base salaries also serve as the foundation for the annual incentive (bonus) plan, which expresses the bonus opportunity as a percent of base salary.

The Committee considers both internal equity and external competitiveness in determining the base salary of our Named Executive Officers.  Base salaries for our Named Executive Officers are targeted in a range around the median of the Peer Group.  After considering input from our Chief Executive Officer regarding the performance of the other Named Executive Officers, the Committee uses its judgment regarding individual performance, market competitiveness, length of service, job responsibilities and other factors to determine the appropriate base salary for each Named Executive Officer.

Annual Incentive (Bonus) Compensation

Annual incentive (bonus) compensation for our Named Executive Officers is determined each year according to a Senior Executive Incentive Bonus Plan (the “Bonus Plan”).  The current Bonus Plan establishes an annual cash bonus amount and is paid based on the following two weighted parameters:

Parameter	Weight
Company Pre-Tax Earnings Relative to Target	75%
Comparable Store Sales Relative to Performance Group	25%

In March of each year, the Committee evaluates our annual strategic plan to determine if these financial parameters are appropriate to measure achievement of our objectives and to motivate our executive officers.  Based on discussions with our Chief Executive Officer and our Chief Financial Officer, the Committee approves the financial parameters to be included in the Bonus Plan.  This final approval typically occurs at the Committee’s March meeting.  An incentive matrix establishes threshold (minimum), target and maximum performance levels for each parameter based on the level of perceived difficulty in achieving our financial plan.  The incentive matrix clearly outlines a minimum level of performance below which no bonus will be paid and the relationship between the two parameters (e.g. Pre-Tax Earnings Relative to Target and Comparable Store Sales Relative to Performance Group) that will generate payouts.

Annual incentive compensation targets for each Named Executive Officer under the Bonus Plan are expressed as a percentage of each Named Executive Officer’s base salary with the target percentage increasing with job scope and complexity. The Committee can exercise discretion to reduce or increase the amount of any awards under the Bonus Plan. For additional information on our 2008 Senior Executive Incentive Bonus Plan and the formula used to calculate annual bonus amounts, please see “Committee Actions in Fiscal 2008 Concerning Named Executive Officer Compensation-Annual Incentive (Bonus) Compensation Paid in 2008 Under the 2007 Bonus Plan” beginning on page 23 of this Proxy Statement.

At its March meeting, the Committee also reviews our stated financial results for the recently completed fiscal year, certifies the calculation of proposed bonus amounts, and reports them to the full Board.

Long-Term Incentive Compensation

In General. The Committee considers long-term incentive compensation (“LTI”) critical to the alignment of executive compensation with the creation of shareholder value.  Our long-term equity incentive compensation awards are currently granted pursuant to our Amended and Restated 2001 Equity Incentive Plan (the “2001 Plan”), which was approved by our shareholders at our 2004 Annual Meeting, and our 2008 Equity Incentive Plan (the “2008 Plan”), which was approved by our shareholders at our 2008 Annual Meeting.  An Amended and Restated 2008 Equity Incentive Plan, which is identical to the 2008 Plan except for the increased number of shares authorized and a decrease in the counting multiplier used in the case of awards in any form other than stock options and SARs, is being presented for approval by our shareholders at the 2009 Annual Meeting.

At its March meeting, the Committee reviews the portfolio of long-term incentive vehicles, the targeted award size and the performance measures associated with any awards. The Committee also reviews recommendations provided by management and Hay Group regarding LTI design. Our Board’s practice is to make annual grants of equity awards, including stock options, SARs, restricted stock and performance shares, upon the recommendation of the Committee at that time.  The Committee believes that the use of multiple equity vehicles balances a focus on equity-driven growth with the retention and performance aspects of restricted stock.  The grant date is the same date that our Board approves the awards.  The equity award is priced at the closing price on the NYSE (the “Fair Market Value”) of our common stock on that date.  From time to time, our Board will consider making grants under other special circumstances, such as when recruiting new executive talent, upon the promotion of an executive and to retain key individuals.  Any and all other grants (other than the March grants) are effective as of the date of the triggering event (e.g., new hire or promotion date) and are priced at the Fair Market Value of our common stock on that date.

Stock Options. Stock options represent the right to purchase a share of our common stock at a fixed price (the exercise price) for a specified period of time (the option term).  The exercise price is the Fair Market Value of our common stock on the date of grant.  The executive officer benefits only if our stock value appreciates from the grant date through the exercise date.  In 2008, we did not grant stock options to any executive officers, but we have granted them in past years.

Most of the stock options we have awarded our Named Executive Officers vest at the rate of 25% per year over the first four years following the date of grant and some stock options vest at the end of three years following the date of grant.  Stock options issued prior to January 29, 2005 will generally expire if not exercised ten years from the date of grant while stock options granted after January 29, 2005 will generally expire if not exercised seven years from the date of grant. If an executive officer dies, unvested stock options will immediately vest and the executive officer’s estate will have one year from the date of death to exercise all stock options.  If an executive officer’s employment is terminated by reason of retirement or disability (retirement as determined by our Board), unvested stock options will immediately vest and he or she will normally have one year from the date of termination to exercise all stock options.  Upon the termination of an executive officer’s employment for reason other than death, retirement or disability, the executive officer will have sixty days from the date of termination to exercise all vested stock options. In the event of a Change in Control, as that term is defined on page 46 of this Proxy Statement, all stock options will immediately vest and will be exercisable by the executive officer. In any event, the exercise must occur within the remaining term of the stock option.  Any portion of the stock option not exercised within the remaining term of the stock option will terminate.

Stock Appreciation Rights (“SARs”). A stock appreciation right is similar to a stock option in that it allows the recipient to benefit from any appreciation in our stock price from the grant date through the exercise date.  However, with a SAR, the executive officer is not required to actually purchase all of the exercised shares (as with a stock option), but rather he or she just receives the amount of the increase in shares of our stock.  Because the value that may be earned through SARs is dependent upon an increase in our stock price, the Committee views SAR grants as a critical link between management compensation accumulation and the creation of shareholder value. The 2001 and 2008 Plans provides that SARs may not be granted at less than 100% of the Fair Market Value of our common stock on the date of grant.

SARs have a seven-year term and vest one-fourth (25%) on each of the first, second, third and fourth anniversaries of the date of the grant.  If an executive officer dies, unvested SARs will immediately vest and the executive officer’s estate will have one year from the date of death to exercise all SARs.  If an executive officer’s employment is terminated by reason of retirement or disability (retirement as determined by our Board), unvested SARs will immediately vest and he or she will normally have one year from the date of termination to exercise all SARs. Upon the termination of an executive officer’s employment for reason other than death, retirement or disability, the executive officer will have sixty days from the date of termination to exercise all vested SARs.  In the event of a Change in Control, all SARs will immediately vest and will be exercisable by the executive officer. In any event, the exercise must occur within the remaining term of the SARs.  Any portion of the SARs not exercised within the remaining term of the SARs will terminate.

Restricted Stock.  Restricted stock is a share of our common stock that has vesting restrictions tied to continued employment.  Restricted stock provides executive officers with the opportunity to earn full value shares of our common stock.  Depending on the agreement, restricted stock grants may either cliff-vest, which means they vest all at once, at the end of two or three years, or step vest, which means they vest in pro rata increments, over a two or three year period.  If the executive officer leaves for any reason other than death, retirement or disability before vesting (retirement as determined by our Board), the unvested portion of the restricted stock award will be forfeited.  If the executive officer dies, becomes disabled or retires, the restricted stock award will fully vest.  In the event of a Change in Control, the restricted stock award will immediately vest and will be payable to the executive officer within thirty days of the Change in Control.

Performance Shares.  As with restricted stock, performance shares provide executive officers with the opportunity to earn full value shares of our stock.  However, a three-year performance cycle (the “Performance Cycle”) is established at the beginning of each grant and the amount of the award is determined by our performance on total shareholder return relative to the then Performance Group over the Performance Cycle.  If an executive officer’s employment is terminated for any reason other than death or disability before the end of the Performance Cycle, the performance share award is forfeited.  If an executive officer’s employment is terminated due to death or disability during the Performance Cycle, he or she will receive the target number of shares set forth in his or her Performance Share Award Agreement within thirty days of the triggering event.  In the event of a Change in Control, the Target Number of performance shares will immediately vest and will be payable to the executive officer within thirty days of the Change in Control.

Benefits and Perquisites

The Committee supports a compensation philosophy for our Named Executive Officers that is more heavily weighted toward annual and long-term performance-based compensation rather than toward benefits and perquisites.

The perquisites and other benefits we provide our Named Executive Officers are summarized in the Summary Compensation Table, the All Other Compensation Table and the Nonqualified Deferred Compensation Table, including footnotes.  In addition, we provide our executive officers with core benefits available to all full-time employees (e.g., coverage for medical, dental, prescription drugs, basic life insurance and long term disability coverage) as well as a supplemental Executive Officer Medical Plan.  The supplemental Executive Medical Plan is an insured plan which provides officers at the Executive Vice President level and above reimbursement for medical and dental out of pocket expenses which are not covered by the underlying medical plan.  Typical payments are for deductibles, co-pays and similar expenses.

Retirement Plans

Other than a frozen defined benefit plan in which Messrs. Cruse and Lucas are participants, we do not provide a qualified retirement program for our Named Executive Officers nor is there a supplemental executive retirement plan or any other retirement plan available other than our 401(k) Plan and our Nonqualified Deferred Compensation Plan.  Please see the Pension Benefits Table on page 36 and “Retirement Benefits” beginning on page 37 of this Proxy Statement.

Termination and Change In Control Arrangements

In General.  Pursuant to their employment agreements, our Named Executive Officers are entitled to compensation and other benefits if their employment terminates or if there is a Change in Control, as described beginning on page 38 of this Proxy Statement under “Potential Payments upon Termination or Change In Control”.  Termination and Change in Control compensation and other benefits are established at the time a Named Executive Officer signs an employment agreement.

Termination. Our Named Executive Officers are entitled to compensation and other benefits in an amount the Committee believes is appropriate, taking into account the time it is expected to take a terminated employee to find another job.  Compensation and other benefits upon termination are intended to ease the consequences to an employee of an unexpected termination of employment.  We benefit in that the employment agreements contain restrictive covenants that continue for a period of time following termination.

Change in Control-In General. The Committee and our Board recognize the importance to us and our shareholders of avoiding the distraction and loss of key management personnel that may occur in connection with any rumored or actual Change in Control of the Company. To that end, properly designed Change in Control provisions in our Named Executive Officer’s employment agreements protect shareholder interests by enhancing executive focus during rumored or actual Change in Control activity through:

•	Incentives to remain with us despite uncertainties while a transaction is under consideration or pending;

•	Assurances of severance and other benefits in the event of termination; and

•	Immediate vesting of equity elements of total compensation after a Change in Control.

To diminish the potential distraction due to personal uncertainties and risks that inevitably arise when a Change in Control is threatened or pending, the Committee and our Board have provided our Named Executive Officers with what the Committee and our Board determined to be competitive Change in Control compensation and benefit provisions in their employment agreements.  The employment agreements of our Named Executive Officers provide for specific enhanced payments and benefits in the event of a Change in Control.

Change in Control-Double Trigger. The enhanced termination benefits payable in connection with a Change in Control require a “double trigger” which means that (a) if a Change in Control occurs, and (b) during the period beginning three (3) months before the Change in Control and ending twenty-four (24) months after the Change in Control (at any time in the case of Mr. Cruse and Mr. Lucas), (i) an executive officer’s employment agreement is terminated by us or our successor without good cause, or (ii) the executive officer’s employment agreement is terminated by the executive officer with good reason, the executive officer will be eligible for the Change in Control compensation and benefits.  A double trigger was selected in order to enhance the likelihood that an executive officer will remain with us after a Change in Control, since the executive officer will not receive the change in control compensation payments and benefits if he or she voluntarily resigns after the Change in Control event.  Thus, the executive officer is protected from actual or constructive dismissal after a Change in Control, while any new controlling party or group is better able to retain the services of a key corporate asset.

Gross-Up Payments

In General. A gross-up payment is a payment to an executive officer to compensate the executive officer for the amount of the taxes payable by him or her related to his or her receipt of compensation or other cash benefit.  We would generally apply a gross-up payment to Named Executive Officers in only the following three situations:

•
Relocation expenses, which are taxable under the Code and qualify for reimbursement under our relocation policy, are grossed up for Federal, FICA, state and local tax rates, where applicable, on the executive officer’s reimbursement payments;

•	Payments for estate planning allowances are grossed up for Federal, FICA, state and local tax rates, where applicable; and

•	As further discussed below, any payment made due to a Change in Control, which is subject to an excise tax, will be grossed-up to compensate the executive officer for the amount of the tax.

Termination or Change in Control.  As described on page 46 under “Potential Payments Upon Termination or Change In Control-Gross-Up Payments”, if any payments made to a Named Executive Officer due to a Change in Control subjects the Named Executive Officer to any taxes due under Section 4999 of the Code (excise tax), we will pay to the Named Executive Officer a gross-up payment to compensate the executive officer for the amount of the taxes.  The effects of Section 4999 generally are unpredictable and can have widely divergent and unexpected effects based on an executive officer’s personal compensation history.  Therefore, to provide an equal level of benefit across individuals without regard to the effect of the excise tax, the Committee and our Board have determined that Section 4999 gross-up payments are appropriate for our Named Executive Officers.

Other Compensation Practices

Stock Ownership by Executive Officers

On December 28, 2006, our Board adopted a resolution stating that it believes that an officer who has reached the level of Executive Vice President or above should be a shareholder and should have a financial stake in the Company and that while the Board does not believe it appropriate to specify the level of stock ownership for those executive officers, the Board encourages those executive officers to either purchase stock in the open market or use their equity grants to acquire and retain, during their employment, shares of our common stock in an amount that the executive officer deems appropriate.

Stock Ownership by Directors

On August 29, 2006, our Board adopted a resolution stating that it believes that Directors should be shareholders and have a financial stake in the Company in an amount that a Director deems appropriate and that while the Board does not believe it appropriate to specify the level of stock ownership for individual Directors, each Director must develop and maintain a stock position in the Company with an original investment of at least four times the Annual Retainer, which is currently $40,000 for Independent Directors (the “Original Investment”), by the later of (i) three years of the date of the Director’s initial election to the Board. In determining whether the Director has achieved the Original Investment, the Director can include (i) a Director’s tax basis in any stock acquired by the Director in open market purchases, and (ii) the amount of any Director fees which the Director has designated to be used for the acquisition of restricted stock or Deferred Stock Units under our 2003 Amended and Restated Non-Employee Director Equity Compensation Plan.

Significant Events Related to the Employment of our Named Executive Officers

Retirement of Dennis Abramczyk.  On October 15, 2008, we entered into a Retirement Agreement with Dennis Abramczyk, an Executive Vice President and the Chief Operating Officer of our Peebles Division.  The approximate dollar value of the amount involved in the transaction is $888,000.

Retirement of James Scarborough.  On November 3, 2008, James Scarborough retired after more than eight years as our Chief Executive Officer. Upon his retirement, Mr. Scarborough received a $500,000 succession bonus for his valuable service since August 2000. Mr. Scarborough retained his position as Chairman of the Board.

Consulting Agreement with James Scarborough On November 3, 2008, we entered into a Consulting Agreement with Mr. Scarborough.  He will review, evaluate, and make recommendations regarding our operations in order to facilitate a smooth transition of the office of Chief Executive Officer and will otherwise assist us as may be requested from time to time by management and our Board.  The term of the Consulting Agreement began on November 3, 2008 and will end on June 10, 2010 (the “Term”), unless earlier terminated or extended by mutual agreement of the parties.  We will pay Mr. Scarborough a retainer of $350,000 per Term year during the Term of the Consulting Agreement for an aggregate total of approximately $564,000. All awards previously granted Mr. Scarborough under long-term incentive award agreements will vest in accordance with their terms (at the Target Number in the case of Performance Shares) and so long as he remains a member of the Board he will have until their stated expiration dates to exercise those awards. So long as the Consulting Agreement is in effect, he will not be entitled to receive any compensation he would otherwise receive or be entitled as a non-employee Director.

Promotion of Andrew Hall. On November 3, 2008 and as part of our succession plan, Andrew Hall was promoted to Chief Executive Officer. Mr. Hall had been serving as our President and Chief Operating Officer.  His title is now President and Chief Executive Officer.  Mr. Hall retained his position as a Director.  In connection with his promotion:

•	his base salary was increased from $650,000 to $750,000;

•
he was awarded 100,000 Stock Appreciation Rights (“SARS”) that have a grant price of $7.07, the closing price of the Company’s stock on November 3, 2008, and that will vest ratably over a four year period (i.e., 25% per year);

•	he was awarded 30,000 shares of restricted stock that will cliff vest three years from the date of his promotion (i.e., November 3, 2011); and

•
his threshold bonus potential under the 2008 Senior Executive Incentive Bonus Plan was increased from 17.5% to 20% of his base salary; his target bonus potential was increased from 70% to 80% of his base salary; and his maximum bonus potential was increased from 140% to 160% of his base salary.

Resignation of Cynthia Murray. On February 2, 2009, Cynthia Murray, an Executive Vice President and the Chief Merchandising Officer of our Stage Division, resigned.  By virtue of the fact that she was employed as of the end of Fiscal 2008, Ms. Murray will be entitled to receive approximately 8,340 Performance Shares, valued at approximately $82,000.

Committee Actions in Fiscal 2008 Concerning Named Executive Officer Compensation

In General

At its March 26, 2008 meeting, the Committee reviewed the market data and analyses provided by Hay Group and determined that our overall compensation program is reasonably competitive and consistent with the Committee’s compensation objectives.  In determining compensation for our Named Executive Officers for Fiscal 2008, the Committee considered many factors, including:

•	Our Board’s judgment and satisfaction with our performance;

•	Assessment of the individual executive officer’s performance;

•
The nature and scope of the executive officer’s responsibilities and his or her effectiveness in leading our initiatives to successfully increase customer satisfaction, enhance our growth, and propose, implement and ensure compliance with our policies;

•	Desired competitive positioning of compensation;

•	Future potential for the executive officer; and

•	Retention needs.

The Committee also considered the compensation practices and performances of our Peer Group and our Performance Group.

Base Salaries

The Committee, with input from Hay Group with respect to market salary data of our Peer Group, and Mr. Scarborough, in his capacity as our Chief Executive Officer at that time with respect to the individual performance of the other Named Executive Officers during the 2007 fiscal year, recommended to our Board, and our Board agreed, that that there be no salary adjustments for our Named Executive Officers.  Therefore, the base salaries of our Named Executive Officers for Fiscal 2008 were as follows:

Executive/Title	2007 Base Salary	2008 Base Salary	Base Salary Increase
James Scarborough CEO (1)	$1,000,000	$1,000,000	0%
Andrew Hall President and COO (1)	$650,000	$650,000	0%
Edward Record EVP and CFO	$460,000	$460,000	0%
Dennis Abramczyk EVP, COO Peebles Division	$430,000	$430,000	0%
Cynthia Murray EVP, Chief Merchandising Officer Stage Division	$450,000	$450,000	0%
Ernest Cruse EVP, Store Operations	$375,000	$375,000	0%
Ronald Lucas EVP, Human Resources	$345,000	$345,000	0%

 ____________________________________

(1)
On November 3, 2008 and as part of our succession plan, Mr. Scarborough retired as Chief Executive Officer and Andrew Hall was promoted to Chief Executive Officer and his title became President and Chief Executive Officer.  In connection with his promotion, Mr. Hall’s base salary was increased from $650,000 to $750,000.

The variation in the base salary paid to Mr. Scarborough, then our Chairman and Chief Executive Officer, and Mr. Hall, then our President and Chief Operating Officer, versus the base salaries paid to the other Named Executive Officers reflects their high level of accountability and responsibility, the market data for their roles relative to other named executive officers at the companies comprising our Peer Group and each individual’s business experience.

Annual Incentive (Bonus) Compensation Paid in 2008 Under the 2007 Bonus Plan

At their March 2007 meetings, the Committee recommended, and the Board approved, the 2007 Senior Executive Bonus Plan (the “2007 Bonus Plan”) as described in our 2008 Proxy Statement. As with the 2008 Bonus Plan described below, the 2007 Bonus Plan set threshold, target and maximum bonus opportunities as a percentage of each Named Executive Officer’s base salary based upon the achievement of specified Pre-Tax Earnings and our ranking within the Performance Group with respect to comparable stores sales.

At its March 28, 2008 meeting, the Committee (i) reviewed our annual Pre-Tax Earnings results, (ii) reviewed Fiscal 2007 Comparable Store Sales results versus our Performance Group, (iii) discussed the Dow Jones Apparel Group reporting methodologies, and (iv) reviewed the 2007 Bonus Plan achievement level. Although we did not achieve the Threshold Pre-Tax Earnings and Comparable Store Sales parameters set forth in the 2007 Bonus Plan and therefore our Named Executive Officers were not entitled to performance based bonuses under the 2007 Bonus Plan, it was the opinion of the Committee that our performance was consistent with the performance of others in our Peer Group and the Performance Group and that our failure to achieve the Threshold parameters was due, in large part, to unanticipated overall economic conditions during Fiscal 2007 which affected the retail industry in general.  Therefore, the Committee recommended to our Board, and our Board approved, the awarding of discretionary bonuses to our Named Executive Officers, other than Mr. Abramczyk, at 17.5% of the Target Award for their performance during Fiscal 2007 as follows:

2007 Bonus Plan Discretionary Awards

Executive	Award	% of Base Salary	% of Target Award
Mr. Scarborough	$175,000	17.50%	17.5%
Mr. Hall	$79,625	12.25%	17.5%
Mr. Record	$52,325	11.38%	17.5%
Ms. Murray	$65,565	14.57%	24.3%
Mr. Cruse	$32,813	8.75%	17.5%
Mr. Lucas	$30,188	8.75%	17.5%

Establishment of 2008 Senior Executive Incentive Bonus Plan

At their March 28, 2008 meetings, the Committee recommended, and the Board approved, the parameters for the 2008 Senior Executive Incentive Bonus Plan (the “2008 Bonus Plan”) and approved the annual cash incentive opportunities for the Named Executive Officers as set forth in the table below.   The methodology and measurement parameters for the 2008 Bonus Plan are unchanged from the format of the 2007 Bonus Plan. However, the bonus targets were retained in order to maintain our desired competitive market position and to continue to reinforce our pay for performance philosophy.

2008 Bonus Plan Parameters

While the methodology and measurement parameters for the 2008 Bonus Plan are unchanged from the 2007 Bonus Plan, the Pre-Tax Earnings level for the Financial Plan was reduced from $106,556,000 under the 2007 Bonus Plan to $90,800,000 under the 2008 Plan to provide incentive our management team in view of the overall downturn in the economy.  The 2008 Bonus Plan design is as follows:

Pre-Tax Earnings Parameter

This parameter of the bonus formula is weighted to determine three-quarters (75%) of the year-end bonus amount earned. Actual bonus payment will be prorated for Pre-Tax Earnings results between the Maximum and Threshold levels.

	Pre-Tax Earnings
Target bonus amount will be paid by achieving Pre-Tax Earnings at the Financial Plan level.	$90,800,000	Financial Plan
Maximum bonus amount (2 times Target) will be paid by achieving Pre-Tax Earnings at 115% of the Financial Plan.	$104,420,000	15% Above Plan
Threshold* bonus amount (1/4 of target) will be paid by achieving Pre-Tax Earnings at 85% of the Financial Plan.	$77,180,000	15% Below Plan

* In the event the actual 2008 Pre-Tax Earnings is lower than the Threshold level ($77,180,000), the Committee and the Board have agreed that at the end of 2008, they will review our actual Pre-Tax Earnings performance relative to our Performance Group as a basis for deciding whether a discretionary bonus amount would be appropriate for consideration for senior management. The Comparable Store Sales portion of the 2008 Bonus Plan will be paid according to the achievement level in our Performance Group provided that actual 2008 Pre-Tax Earnings are at or above 75% of the Target level (or 75% of $90,800,000 = $68,100,000).

Comparable Store Sales Parameter

This parameter of the bonus formula is weighted to determine one-quarter (25%) of the year-end bonus amount earned.  Measurement is based on fiscal year-end comparable store sales percent change to our Performance Group.

Target amount will be paid if our ranking for total year-end comparable store sales change is at the fiftieth percentile (or middle mark) among our Performance Group.
Maximum amount (2 times Target) will be paid if our ranking of total year-end comparable store sales change is at the one-hundredth percentile (or highest rank) among our Performance Group.
Threshold bonus amount (1/4 of Target) will be paid if our ranking of total year-end comparable store sales change is at the twenty-fifth percentile among our Performance Group.

Potential 2008 Bonus Plan Bonuses

Depending on our Pre-Tax Earnings and our ranking among our Performance Group with respect to total year-end comparable store sales, our Named Executive Officers had the opportunity to earn bonuses under the 2008 Bonus Plan as follows, with actual bonus payment to be prorated for Pre-Tax Earnings results between the Maximum and Threshold levels:

Executive	Title	Base Salary	Bonus Range % (1) (Threshold-Target-Max)	Bonus Range (2) Threshold - Target - Max
Mr. Scarborough	Chairman & CEO	$1,000,000	25% - 100% - 200%	$250,000 - $1,000,000 - $2,000,000
Mr. Hall (3)	President & COO	$650,000	17.5% - 70% - 140%	$105,635 - $455,000 - $910,000
Mr. Record	EVP, CFO	$460,000	16.25% - 65% - 130%	$74,750 - $299,000 – $598,000
Mr. Abramczyk	EVP, COO – Peebles	$430,000	15% - 60% - 120%	$64,500 - $258,000 - $516,000
Ms. Murray	EVP, CMO – Stage	$450,000	15% - 60% - 120%	$65,500 - $270,000 – $540,000
Mr. Cruse	EVP, Store Operations	$375,000	12.5% - 50% - 100%	$46,875 - $187,500 – $375,000
Mr. Lucas	EVP, Human Resources	$345,000	12.5% - 50% - 100%	$43,125 - $172,500 – $345,000

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(1)	Percentage of base salary.

(2)
Depending upon the extent to which the Company achieves the Pre-Tax Earnings and Comparable Store Sales parameters established by the Board, the Named Executive officers have the opportunity to earn bonuses of between zero and the maximum amount indicated.

(3)
In connection with his promotion to Chief Executive Officer on November 3, 2008, Mr. Hall’s base salary was increased from $650,000 to $750,000; his target bonus potential was increased from 70% to 80% of his base salary; his maximum bonus potential was increased from 140% to 160% of his base salary; and his threshold bonus potential was increased from 17.5% to 20% of his base salary.  Based on those increases, Mr. Hall’s bonus potential increased as follows:  Target ($600,000), Maximum ($1,200,000) and Threshold ($150,000).

Long-Term Incentive Compensation Awards

On March 28, 2008, the Committee (i) reviewed the final Total Shareholder Return (“TSR”) results for the  three year performance cycle that ended on February 2, 2008 for the March 2005 Performance Based Restricted Share Grants for Senior Executives, (ii) discussed the attainment level based on our TSR results versus our Performance Group, (iii) reviewed the current standing and attainment levels for LTI grants made in March 2006 and March 2007 based on the “Total Shareholder Return” matrix of the appropriate performance comparator group, (iv) discussed individual LTI grants for senior management executives recommended by management, (v) reviewed and discussed proposed SAR equity grants for mid management executives, (vi) reviewed estimated shares needed for 2008 awards, and (vii) reviewed shares available for future grants.  Based upon the recommendation of the Committee, our Board granted LTI awards for fiscal year 2008 to most of our Named Executive Officers. The annual equity grants were a combination of Performance Shares and SARs and were granted as follows:

2008 LTI Awards

Executive	Performance Shares (1)	SARS (2)
Mr. Scarborough (3)	None	None
Mr. Hall	26,000	86,000
Mr. Record	15,000	45,000
Mr. Abramczyk	None	None
Ms. Murray	12,000	36,000
Mr. Cruse	10,000	30,000
Mr. Lucas	6,000	18,000
__________________________________

(1)
The Performance Shares cliff vest after a three-year measurement performance cycle (the “Performance Cycle”) which began on the first business day of our 2008 fiscal year (February 4, 2008) and ends on the last business day of our 2010 fiscal year (January 28, 2011). The number of Performance Shares earned will be based on our total shareholder return relative to our Performance Group at that time. The number of shares reflected in the table above is the “Target Shares”, which means the number of shares of our common stock the Named Executive Officer will earn (and receive) at the end of the Performance Cycle if our results are in the middle (fiftieth percentile) of the Performance Group. On a sliding scale, the shares earned can vary as follows:

Percentile Ranking of Performance Group	Performance Shares Earned *
100%	200%
75%	150%
50%	100%
25%	25%
< 25%	0%
_______________________________________

*    As a percentage of Target Performance Shares shown in the 2008 LTI Awards table above

(2)	SARs have a grant price of $15.87 and vest ratably over a four year period (i.e. 25% per year).

(3)	Mr. Scarborough was not granted Performance Shares or SARs since he had previously notified our Board that he planned to retire prior to the end of the typical three year performance cycle.

To determine the size of each equity award, the Committee reviewed market data, previous year LTI decisions and recommendations from Hay Group.

Performance Shares Earned in 2008 Upon Completion of the 2005 Performance Cycle

As the performance criteria for the three-year Performance Cycle that began on the first business day of our 2005 fiscal year (January 30, 2005) and ended on the last business day of our 2007 fiscal year (February 2, 2008)(the “2005 Performance Cycle”) were not met, no Named Executive Officers who were granted Performance Shares at the beginning of the 2005 Performance Cycle were issued shares of our common stock.

Committee Actions in 2009 Concerning Named Executive Officer Compensation

2008 Bonus Plan Awards

We did not achieve the Threshold Pre-Tax Earnings and Comparable Store Sales parameters (collectively, the “Threshold Parameters”) described under “Establishment of 2008 Senior Executive Incentive Bonus Plan” on page 24 of this Proxy Statement.  Therefore, our Named Executive Officers were not entitled to, and were not awarded any, performance based bonuses under the 2008 Bonus Plan and no discretionary bonuses were awarded.

Compensation Recovery Policy

On April 2, 2009, the Committee recommended, and our Board adopted, a Compensation Recovery Policy for Executive Officers. If our Board determines that an executive officer (an Executive Vice President or above) has engaged in fraudulent or intentional misconduct, the Board may take a range of actions to remedy the misconduct, prevent its recurrence, and impose such discipline on the wrongdoers as would be appropriate. Discipline would vary depending on the facts and circumstances, and may include, without limit, (1) termination of employment, (2) initiating an action for breach of fiduciary duty, and (3) if the misconduct resulted in a material inaccuracy in our financial statements or performance metrics, which affect the executive officer’s compensation, seeking reimbursement of any portion of any bonus or other incentive-based or equity-based  compensation paid or awarded to the executive that is greater than would have been paid or awarded if calculated based on the accurate financial statements or performance metrics. These remedies would be in addition to, and not in lieu of, any actions imposed by law enforcement agencies, regulators or other authorities.

Reassessment of Perquisites

We provide our Named Executive Officers with several perquisites, including automobile allowances, estate planning allowances and cell phone allowances, as reflected in the All Other Compensation column in the Summary Compensation Table on page 29 and in the All Other Compensation Table on page 30 of this Proxy Statement.  These perquisites have historically been offered as a means of providing additional compensation to the Named Executive Officers through the availability of benefits that provide convenience in light of the extraordinary demands on our executive officers’ time.  At their March 27, 2009 meetings, the Committee and the Board reviewed our policies with respect to perquisites to consider whether the perquisites should be maintained and whether, and to what extent, it may be appropriate for us to discontinue particular perquisites or to require repayment of the cost of perquisites.  The Committee and the Board believe that the perquisites we currently provide our Named Executive Officers are reasonable, competitive and consistent with our overall executive compensation program.

Executive Officer Employment Agreements

At their March 27, 2009 meetings, the Committee and the Board authorized and directed that we prepare and enter into Employment Agreements with Messrs. Hall, Record, Cruse and Lucas, as well as with Richard Maloney, the President and Chief Operating Officer of our Peebles Division as soon as possible.  The new Employment Agreements will replace existing Employment Agreements with those executive officers, some of which extend back to 2002.  They are being implemented for the following primary reasons: (i) for consistency with our 2008 Equity Incentive Plan, (ii) for compliance with Section 409A of the Internal Revenue Code, including the replacement of the former Change in Control definition with the Section 409A Change in Control definition and defining disability as set forth in the statute, and (iii) for other updating as needed.  The new Employment Agreements will not change the compensation and other benefits to which the executives are currently entitled.  The current Employment Agreements have been filed with the SEC and are listed as Exhibits to our Annual Report on Form 10-K for Fiscal 2008.  they can be reviewed on the SEC’s EDGAR database.  Copies of the new Employment Agreements will be filed as Exhibits to our Quarterly Report on Form 10-Q for the quarter in which they are signed and thereby become effective.

Tax, Accounting and Other Implications

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a $1 million limit on the amount that a public company may deduct for compensation paid to a company’s chief executive officer or any of the company’s four other most highly compensated executive officers who are employed as of the end of the year. This limitation does not apply to compensation that meets the requirements under Section 162(m) for “qualifying performance-based” compensation (i.e., compensation paid only if the individual’s performance meets pre-established objective goals based on performance criteria approved by shareholders.)  The Committee’s policy is to design compensation programs that further our best interests and that of our shareholders and that preserve the tax deductibility of compensation expenses.

Incentive bonuses paid to executive officers under our Senior Executive Incentive Bonus Incentive Plan and awards granted under our Amended and Restated 2001 Equity Incentive Plan and our 2008 Equity Incentive Plan are designed to qualify as performance-based compensation.  The Committee also believes, however, that it must maintain the flexibility to take actions which it deems to be in our best interests but which may not qualify for tax deductibility under Section 162(m).  In this regard, if the amount of base salary for any of our executive officers exceeds $1 million, which is not anticipated to be the case, any amounts over $1 million will not be deductible for federal income tax purposes.

As required under the tax rules, the Company must obtain shareholder approval of the material terms of the performance goals for qualifying performance-based compensation every five years.  We last requested and received shareholder approval in 2008. Therefore, we are not seeking shareholder approval at the 2009 Annual Meeting.

Committee Considerations

The Committee considered (i) the impact of the $1 million limit on the deductibility of non-performance based compensation imposed by Code Section 162(m), (ii) the accounting treatment of various types of equity-based compensation under Statement of Financial Accounting Standard No. 123(R), and (iii) the non-deductibility of excess parachute tax payments under Code Section 280G (and the related excise tax imposed on covered employees under Code Section 4999 as described on page 46 in “Potential Payments on Termination and Change in Control - Gross-Up Payments”) in its design of executive compensation programs.  In addition, the Committee considered other tax and accounting provisions in developing the compensation programs for our Named Executive Officers.  These included the special rules applicable to non-qualified deferred compensation arrangements under Code Section 409A as well as the overall income tax rules applicable to various forms of compensation.  While the Committee strives to compensate our Named Executive Officers in a manner that produced favorable tax and accounting treatment, its main objective is to develop fair and equitable compensation arrangements that appropriately motivate, reward and retain those executives.

Compensation for Independent Directors in 2008

The compensation of our Independent Directors is set by the Board at the recommendation of the Corporate Governance and Nominating Committee (the “CGNC”). In developing its recommendations, the CGNC, is guided by the following objectives: compensation should fairly pay Independent Directors for work required in a company our size and compensation should align the Independent Directors’ interests with the long-term interest of our shareholders. Hay Group prepares competitive compensation analyses regarding both the Peer Group and the broader market for similarly situated companies and advises the CGNC on the level and design of compensation programs for the Independent Directors.  The Chairman of the CGNC works directly with Hay Group to determine the scope of the work needed to assist the CGNC in its decision making processes.  The compensation of our Independent Directors is described in the Director Compensation Table on page 48 of this Proxy Statement.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with our management.  Based on that review and discussion, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

This Compensation Committee Report is provided by the following Directors, who constitute all of the members of the Compensation Committee:

Michael L. Glazer (Chairman)
John T. Mentzer
Sharon B. Mosse

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation of our Named Executive Officers for our two fiscal years ended February 2, 2008 (“Fiscal 2007”) and January 31, 2009 (“Fiscal 2008”), with the exception of Messrs. Cruse and Lucas, who were not Named Executive Officers in Fiscal 2007.

Named and Principal Position	Fiscal Year	Salary ($)	Bonus ($) (1)		Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (#)	All Other Compensation ($) (5)	Total ($)

James R. Scarborough	2008	753,267	500,000	(7)	306,704	161,617	-	(81,800)	142,765	1,782,553
Chairman of the Board and	2007	1,000,000	175,000		825,618	269,364	-	348,707	213,349	2,832,038
Chief Executive Officer (6)

Andrew T. Hall	2008	675,000	-		547,321	439,258	-	(70,936)	101,642	1,692,285
President and	2007	634,615	79,625		386,109	319,708	-	13,279	118,358	1,551,694
Chief Executive Officer (6)

Edward J. Record	2008	460,000	-		297,146	201,219	-	(66,905)	163,078	1,054,538
Executive Vice President and	2007	386,154	52,325		144,368	108,729	-	(2,154)	119,599	809,021
Chief Financial Officer

Cynthia S. Murray	2008	450,000	-		206,669	209,529	-	(105,266)	81,300	842,232
Executive Vice President,	2007	446,154	65,565		200,985	268,610	-	25,514	90,642	1,097,470
Chief Merchandising Officer of Stage Division

Ernest R. Cruse	2008	375,000	-		179,212	112,589	-	(223,669)	67,081	510,213
Executive Vice President,
Store Operations

Ronald D. Lucas	2008	345,000	-		112,000	63,517	-	(537,494)	64,503	47,526
Executive Vice President,
Human Resources

Dennis E. Abramczyk	2008	509,384	200,000	(8)	100,349	51,873	-	(816,003)	58,171	103,774
Executive Vice President,	2007	430,000	-		121,230	86,203	-	165,842	79,230	882,505
Chief Operating Officer of
Peebles Division

_____________________________________________

(1)	Amounts reflected in this column are discretionary cash bonuses awarded for performance in the fiscal year indicated, but paid during the subsequent fiscal year unless otherwise noted.

(2)
The amounts shown reflect the dollar amount recognized for financial statement reporting purposes for performance stock and restricted stock for the Named Executive Officers with respect to the fiscal year in accordance with SFAS 123(R) and include amounts from awards granted in prior years. Assumptions used in the calculation of these amounts are included in Note 9 to our audited consolidated financial statements for Fiscal 2007 and Note 8 to our audited consolidated financial statements for Fiscal 2008 included in our Annual Report on Form 10-K for those fiscal years.  As our Chief Executive Officer at the time, Mr. Scarborough received a grant of 21,777 shares of restricted stock on March 28, 2007 at $22.96 for grant value of $500,000, that vests over a two-year period ending on March 28, 2009.  Upon his promotion to Chief Executive Officer on November 3, 2008, Mr. Hall received a grant of 30,000 shares of restricted stock at $7.07 for a grant value of $212,100, that will vest three years from the date of his promotion (i.e., November 3, 2011).

(3)
The amounts shown reflect the dollar amount recognized for financial statement reporting purposes for stock options and SARs for the Name Executive Officers with respect to the fiscal year in accordance with SFAS 123(R) and include amounts from awards granted in prior years.  Assumptions used in the calculation of these amounts are included in Note 9 to our audited consolidated financial statements for Fiscal 2007 and Note 8 to our audited consolidated financial statements for Fiscal 2008 included in our Annual Report on Form 10-K for those years.

(4)
Non-Equity Incentive Plan Compensation (performance based cash bonus) amounts include any amounts deferred under the Executive Deferred Compensation Plan. Amounts reflect performance based bonuses earned during the fiscal year covered (and paid during the subsequent fiscal year).

(5)
All other compensation includes deferred compensation matching contributions, auto allowances, estate planning allowances, insurance premiums and other compensation, as set forth in the All Other Compensation Table below.

(6)	On November 3, 2008, Mr. Scarborough retired as our Chief Executive Officer and Mr. Hall was promoted to Chief Executive Officer. Mr. Hall’s salary was increased to $750,000 on that date.

(7)	Represents a succession bonus paid upon Mr. Scarborough’s retirement.

(8)	Represents a retirement bonus paid upon Mr. Abramczyk’s retirement.

ALL OTHER COMPENSATION TABLE

The following table provides information concerning the compensation of our Named Executive Officers found in the “All Other Compensation” column of the Summary Compensation Table on page 29.

Name	Fiscal Year	Deferred Compensation Matching Contributions ($)	Auto Allowances ($)	Estate Planning Allowances ($)	Life Insurance Premiums ($)	Health Insurance Premiums($)	Tax Reimburse-ments ($)	Other ($)		Total($)

James R. Scarborough	2008	93,888	9,000	5,737	3,771	4,877	9,292	16,200		142,765
	2007	175,165	12,000	14,949	5,100	6,135	-	-		213,349

Andrew T. Hall	2008	77,654	12,000	-	2,070	8,358	-	1,560	(1)	101,642
	2007	94,755	12,000	-	2,028	8,015	-	1,560	(1)	118,358

Edward J. Record	2008	53,424	12,000	2,006	1,036	8,358	30,871	55,383	(2)	163,078
	2007	40,049	8,769	-	506	4,430	20,052	45,793	(2)	119,599

Cynthia S. Murray	2008	53,393	12,000	7,197	2,346	6,364	-	-		81,300
	2007	67,212	12,000	3,158	2,137	6,135	-	-		90,642

Ernest R. Cruse	2008	42,774	12,000	771	3,612	6,364	-	1,560	(1)	67,081

Ronald D. Lucas	2008	39,511	12,000	-	5,068	6,364	-	1,560	(1)	64,503

Dennis E. Abramczyk	2008	31,038	8,308	2,654	6,415	6,364	1,236	2,156		58,171
	2007	55,327	12,000	-	5,768	6,135	-	-		79,230

(1)
The amounts shown for Messrs. Hall, Cruse and Lucas are for cell phone allowances. The other Named Executive Officers have company cell phones, but Messrs. Hall, Cruse and Lucas chose to use their own cell phone and receive the allowance.

(2)
The amount shown for Fiscal 2008 includes moving expenses ($53,823) and cell phone allowance ($1,560). The amount shown for Fiscal 2007 includes moving expenses ($44,653) and cell phone allowance ($1,140).

GRANTS OF PLAN-BASED AWARDS TABLE

The following table provides information concerning each grant of an award made to a Named Executive Officer in Fiscal 2008 under any plan.  Definitions of Performance Shares, Restricted Stock and SARs as used in the footnotes to this table are found in the CD&A beginning on page 13 of this Proxy Statement.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Options Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($/Sh)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

James R. Scarborough	None	-	-	-	-	-	-	-	-	-	-

Andrew T. Hall	3/28/2008	-	-	-	6,500	26,000	52,000	-	-	-	-
	3/28/2008	-	-	-	-	-	-	-	86,000	15.87	5.09
	11/3/2008	-	-	-	-	-	-	30,000	-	-	7.07
	11/3/2008	-	-	-	-	-	-	-	100,000	7.07	2.19

Edward J. Record	3/28/2008	-	-	-	3,750	15,000	30,000	-	-	-	-
	3/28/2008	-	-	-	-	-	-	-	45,000	15.87	5.09

Cynthia S. Murray	3/28/2008	-	-	-	3,000	12,000	24,000	-	-	-	-
	3/28/2008	-	-	-	-	-	-	-	36,000	15.87	5.09

Ernest R. Cruse	3/28/2008	-	-	-	2,500	10,000	20,000	-	-	-	-
	3/28/2008	-	-	-	-	-	-	-	30,000	15.87	5.09

Ronald D. Lucas	3/28/2008	-	-	-	1,500	6,000	12,000	-	-	-	-
	3/28/2008	-	-	-	-	-	-	-	18,000	15.87	5.09

Dennis E. Abramczyk	None	-	-	-	-	-	-	-	-	-	-
_______________________________

(1)
These columns reflect Performance Shares that vest over time in an amount depending on performance criteria.  The Performance Shares will vest after a three-year Performance Cycle based on the Company’s total shareholder return relative to the Performance Group, as described in the CD&A.

•
The “Threshold” number of shares refers to the lowest number of shares of our common stock the Named Executive Officer can earn (and receive) at the end of the Performance Cycle if the results are at the twenty-fifth percentile of the Performance Group.  Performance results below the 25th percentile at the end of the performance cycle will result in the executives earning no shares under this equity grant.

•
The “Target” number of shares refers to the number of shares of our common stock the Named Executive Officer can earn (and receive) at the end of the Performance Cycle if the results are at the fiftieth percentile of the Performance Group.

•
The “Maximum” number of shares refers to the number of shares of our common stock the Named Executive Officer can earn (and receive) at the end of the Performance Cycle if the results are at the one hundredth percentile of the Performance Group, which is twice the Target number of shares.

(2)	Reflects grants of Restricted Stock with a 3-year cliff vesting (i.e., November 3, 2011).

(3)	This column reflects stock appreciation rights (“SARs”). The SARs vest ratably over a four-year period (i.e., 25% per year).

Employment Agreements

The Company has written Employment Agreements (the “Agreements”) with Andrew Hall, Edward Record, Ernest Cruse and Ronald Lucas, had written Employment Agreements with James Scarborough and Dennis Abramczyk prior to their retirement and had a written Employment Agreement with Cynthia Murray prior to her resignation (individually an “Executive” and collectively, the “Named Executive Officers”). Under the terms of the respective Agreements, Mr. Hall is employed as President and Chief Executive Officer; Mr. Record is employed as Executive Vice President and Chief Financial Officer; Mr. Cruse is employed as Executive Vice President, Store Operations, and Mr. Lucas is employed as Executive Vice President, Human Resources. The Agreements provide for a Base Salary and annual incentive (bonus) compensation.  The Agreements also provide for perquisites such as an automobile allowance and a financial planning allowance and the Executive’s participation in all other bonus and benefit plans available to executive officers of the Company.  Provisions of the Agreements related to termination and Change in Control are discussed in “Potential Payments on Termination or Change In Control” beginning on page 38 of this Proxy Statement.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

The following table provides information, on an award by award basis, concerning unexercised options, stock that has not vested, and equity incentive plan awards for each Named Executive Officer outstanding as of the end of Fiscal 2008.   Market value is computed using the closing market price of our common stock on January 30, 2009, the last trading day prior to the end of our last completed fiscal year ($7.15).

	Options/SARs Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options/SARs Exercisable (#)	Number of Securities Underlying Unexercised Options/SARs Unexercisable (#) (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options /SARs(#)	Option/ SARs Exercise Price ($)	Option/ SARs Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plans Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#) (3)	Equity Incentive Plans Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)

James R. Scarborough	533,298	-	-	7.22	8/24/2011	-	-	-	-
	70,912	-	-	17.01	3/30/2012	-	-	-	-
	41,625	41,625	-	19.18	3/17/2013	-	-	-	-

Andrew T. Hall	75,000	75,000	-	18.74	2/20/2013	-	-	-	-
	12,500	37,500	-	22.96	3/28/2014	-	-	-	-
	-	86,000	-	15.87	3/28/2015	-	-	-	-
	-	100,000	-	7.07	11/3/2015	-	-	-	-
	-	-	-	-	-	30,000	214,500	44,000	314,600

Edward J. Record	25,000	75,000	-	19.96	5/14/2017	-	-	-	-
	-	45,000	-	15.87	3/28/2015	-	-	-	-
	-	-	-	-	-	20,000	143,000	15,000	107,250

Cynthia S. Murray	118,125	-	-	15.79	8/2/2014	-	-	-	-
	12,415	-	-	17.01	3/30/2012	-	-	-	-
	11,250	11,250	-	19.18	3/17/2013	-	-	-	-
	6,250	18,750	-	22.96	3/28/2014	-	-	-	-
	-	36,000	-	15.87	3/28/2015	-	-	-	-
	-	-	-	-	-	-	-	21,000	150,150

Ernest R. Cruse	10,926	-	-	17.01	3/30/2012	-	-	-	-
	11,250	11,250	-	19.18	3/17/2013	-	-	-	-
	5,625	16,875	-	22.96	3/28/2014	-	-	-	-
	-	30,000	-	15.87	3/28/2015	-	-	-	-
	-	-	-	-	-	-	-	17,500	125,125

Ronald D. Lucas	28,125	-	-	6.11	8/24/2011	-	-	-	-
	9,375	-	-	6.67	8/24/2011	-	-	-	-
	112,500	-	-	7.22	8/24/2011	-	-	-	-
	10,264	-	-	17.01	3/30/2012	-	-	-	-
	6,000	6,000	-	19.18	3/17/2013	-	-	-	-
	3,000	9,000	-	22.96	3/28/2014	-	-	-	-
	-	18,000	-	15.87	3/28/2015	-	-	-	-
	-	-	-	-	-	-	-	10,500	75,075

Dennis E. Abramczyk	28,125	-	-	6.67	10/9/2009	-	-	-	-
	28,125	-	-	7.22	10/9/2009	-	-	-	-
	10,428	-	-	17.01	10/9/2009	-	-	-	-
	11,250	-	-	19.18	10/9/2009	-	-	-	-
	5,000	-	-	22.96	10/9/2009	-	-	-	-
__________________________________________

(1)
Most of the stock options we have awarded our Named Executive Officers vest at the rate of 25% per year over the first four years following the date of grant and some stock options vest at the end of three years following the date of grant.  SARs have a seven-year term and vest one-fourth (25%) on each of the first, second, third and fourth anniversaries of the date of the grant.  The vesting dates of the stock options and SARs are as follows:

Name	Type of Award	Number of Options/ SARs (#)	Vesting Date

James R. Scarborough	SARs	20,812	3/17/2009
	SARs	20,813	3/17/2010

Andrew T. Hall	SARs	37,500	2/20/2009
	SARs	34,000	3/28/2009
	SARs	25,000	11/3/2009
	SARs	37,500	2/20/2010
	SARs	34,000	3/28/2010
	SARs	25,000	11/3/2010
	SARs	34,000	3/28/2011
	SARs	25,000	11/3/2011
	SARs	21,500	3/28/2012
	SARs	25,000	11/3/2012

Edward J. Record	SARs	11,250	3/28/2009
	SARs	25,000	5/14/2009
	SARs	11,250	3/28/2010
	SARs	25,000	5/14/2010
	SARs	11,250	3/28/2011
	SARs	25,000	5/14/2011
	SARs	11,250	3/28/2012

Cynthia S. Murray	SARs	5,625	3/17/2009
	SARs	15,250	3/28/2009
	SARs	5,625	3/17/2010
	SARs	15,250	3/28/2010
	SARs	15,250	3/28/2011
	SARs	9,000	3/28/2012

Ernest R. Cruse	SARs	5,625	3/17/2009
	SARs	13,125	3/28/2009
	SARs	5,625	3/17/2010
	SARs	13,125	3/28/2010
	SARs	13,125	3/28/2011
	SARs	7,500	3/28/2012

Ronald D. Lucas	SARs	3,000	3/17/2009
	SARs	7,500	3/28/2009
	SARs	3,000	3/17/2010
	SARs	7,500	3/28/2010
	SARs	7,500	3/28/2011
	SARs	4,500	3/28/2012

Dennis E. Abramczyk	-	-	-

(2)	Reflects Restricted Stock that vests 30,000 shares on November 3, 2011, in the case of Mr. Hall and 10,000 shares that vest on each of May 14, 2009 and May 14, 2010, in the case of Mr. Record.

(3)
Reflects Target amount of Performance Shares, which cliff vest after a three-year Performance Cycle based on our total shareholder return relative to the Performance Group, as described in the CD&A.  The vesting dates of these Performance Shares are as follows:

Name	Number of Performance Shares (#)	Vesting Date

Andrew T. Hall	18,000	1/30/2010
	26,000	1/29/2011

Edward J. Record	15,000	1/29/2011

Cynthia S. Murray	9,000	1/30/2010
	12,000	1/29/2011

Ernest R. Cruse	7,500	1/30/2010
	10,000	1/29/2011

Ronald D. Lucas	4,500	1/30/2010
	6,000	1/29/2011

OPTION EXERCISES AND STOCK VESTED TABLE

The following table provides information concerning each exercise of stock options, stock appreciation rights and similar instruments, and each vesting of stock, including restricted stock, restricted stock units and similar instruments, during Fiscal 2008 for each of our Named Executive Officers on an aggregated basis.

	Options Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (2)

James R. Scarborough	500,000	4,481,796	21,777	259,251

Andrew T. Hall	-	-	15,000	118,500

Edward J. Record	-	-	10,000	143,450

Cynthia S. Murray	-	-	-	-

Ernest R. Cruse	-	-	-	-

Ronald D. Lucas	-	-	-	-

Dennis E. Abramczyk	-	-	-	-
________________________________

(1)	Reflects restricted stock vested during Fiscal 2008.

(2)	Based on the average of the high and low market price of our common stock on the date of issuance.

PENSION BENEFITS TABLE

The following table provides information on the pension benefits for our Named Executive Officers who are participants under a defined benefit plan sponsored by the Company (the “Stage Plan”), which was closed to new participants and was frozen effective June 30, 1998.

Name	Plan Name	Number of Years Credited Service (1)	Present Value of Accumulated Benefit (2)	Payments During Last Fiscal Year
Mr. Cruse	Stage Plan	32	$238,913	-
Mr. Lucas	Stage Plan	13	$85,748	-
_________________________

(1)
Reflects the number of years of service credited to the Named Executive Officer under the Stage Plan, computed as of January 31, 2009, which is the same pension plan measurement date used for financial statement reporting purposes with respect to the Company’s audited financial statements for FY 2008. The Company does not have a policy for granting extra pension service.

(2)
The accumulated benefit is based upon a percentage of the participant's earnings (salary and bonus) during each year of credited service through the date the plan was frozen (June 30, 1998).  Any service after June 30, 1998 will continue to count toward vesting and eligibility for normal and early retirement for existing participants.  Both Messrs. Cruse and Lucas are eligible for early retirement benefits as they both meet the guidelines for early retirement which are at least age 55 and 10 years of vesting service.  If a pension plan participant elects an early retirement benefit, that benefit is calculated by taking the normal retirement benefit (single life annuity payable at age 65) and reducing it by 6% for each year prior to age 65 for the participant’s current age.  The measurement date used to determine pension benefit obligations was January 31, 2009.  The present value has been calculated assuming the named executive will remain in service until age 65, the age at which retirement may occur without any reduction in benefits, and that the benefit is payable monthly or in a lump sum consistent with the assumptions as described in Note 9 of the Company’s financial statements in the Annual Report on Form 10-K for the year ended January 31, 2009, as filed with the SEC.  As described in Note 9, the discount rate assumption for FY 2008 is 6.75%. The discount rate was determined using yields on a hypothetical bond portfolio that matches the approximated cash flow of the Stage Plan adjusted to the next 25 basis points.  The Company develops its long-term rate of return assumptions using long-term historical actual return data considering the mix of investments that comprise plan assets and input from professional advisors.  The Stage Plan’s trustees have engaged investment advisors to manage and monitor performance of the investments of the Stage Plan’s assets and consult with the Stage Plan’s trustees.

NONQUALIFIED DEFERRED COMPENSATION TABLE

The following table provides Fiscal 2008 information with respect to each defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified to a Named Executive Officer.

Name	Executive Contributions in Last Fiscal Year ($) (1)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawls/ Distributions ($)	Aggregate Balance at Last FYE ($)

James R. Scarborough	93,888	93,888	(81,800)	(2,376,877)	1,499,265

Andrew T. Hall	77,654	77,654	(70,936)	-	400,581

Edward J. Record	80,136	53,424	(66,905)	-	147,471

Cynthia S. Murray	59,949	53,393	(105,266)	-	505,633

Ernest R. Cruse	42,774	42,774	(223,669)	-	1,096,400

Ronald D. Lucas	150,746	39,511	(537,494)	-	1,275,949

Dennis E. Abramczyk	77,595	31,038	(816,003)	(509,705)	667,922
__________________________

(1)	Included in the amount reported as 2008 salary in the Summary Compensation Table.

Retirement Benefits

Deferred Compensation Plan

We provide a deferred compensation plan (the “Deferred Compensation Plan”) which provides executives, certain officers and other key employees with the opportunity to participate in an unfunded, deferred compensation program that is not qualified under the Internal Revenue Code of 1986, as amended (the “Code”).  Generally the Code and the Employment Retirement Income Security Act of 1974, as amended, restrict contributions to a 401(k) plan by highly compensated employees.  The Deferred Compensation Plan is intended to allow participants to defer income on a pre-tax basis.  Under the Deferred Compensation Plan, participants may defer up to 50% of their base salary and up to 100% of their bonus and earn a rate of return based on actual investments chosen by each participant.  We have established a grantor trust for the purposes of holding assets to provide benefits to the participants.  For the plan involving the Named Executive Officers and certain other officers, we will match 100% of each participant’s contributions, up to 10% of the sum of their base salary and bonus.

The Named Executive Officers have the opportunity to allocate the investment of the funds in their Participant Employee Account among fourteen investment options, including a Company Stock Investment Option.  In the case of the Company Stock Investment Option, the Deferred Compensation Plan provides the opportunity for increased pre-tax shareholding.

401(k) Savings Plans

We have a contributory 401(k) savings plan (the “401(k) Plan”) covering substantially all qualifying employees. Under the 401(k) Plan, participants may contribute up to 25% of their qualifying earnings, subject to certain restrictions.  We currently match 50% of each participant’s contributions, up to 6% of each participant’s compensation under the 401(k) Plan. We may make discretionary bi-weekly matching contributions during the year.

Frozen Defined Benefit Plan

We sponsor a defined benefit plan, which covers substantially all employees who had met eligibility requirements and were enrolled prior to June 30, 1998 (the “Stage Plan”).  The Stage Plan was frozen effective June 30, 1998.  Of our Named Executive Officers, only Messrs. Cruse and Lucas are participants in the Stage Plan.  Please see the Pension Benefits Table on page 36 of this Proxy Statement for additional information concerning the Stage Plan.

Continuation of Medical Coverage

A member of our management who is 56 years old or older and has served at the level of Executive Vice President or higher will be allowed to continue medical coverage for himself or herself and his or her eligible dependants in our regular medical plan until he or she reaches the age of eligibility for Medicare Coverage (currently 65) provided that (i) he or she must have six or more years continuous service, (ii) he or she must continue to be available to us, (iii) he or she must pay the regular employee rate in effect for such coverage at the time, and (iv) this medical coverage must comply with applicable IRS rules and ERISA guidelines.

Potential Payments Upon Termination or Change In Control

In General

The tables below reflect the amount of compensation to be paid to each of our Named Executive Officers, other than Messrs. Scarborough and Abramczyk and Ms. Murray, in the event of termination of that executive’s employment under different circumstances. Since they retired on November 3, 2008 and October 15, 2008, respectively, information with respect to Mr. Scarborough and Mr. Abramczyk is not provided in the tables.  Since she resigned on February 2, 2009, information with respect to Ms. Murray is not provided in the tables.  However, information concerning the retirement of Messrs. Scarborough and Abramczyk and the resignation of Ms. Murray is found under “Transactions with Related Persons” on page 11 and “Significant Events Related to the Employment of our Named Executive Officers” on page 22 of this Proxy Statement.

Generally, under the post-termination arrangements described below, other than pursuant to a termination without Good Cause or for Good Reason, as defined on page 46, or pursuant to a Change in Control, as defined on page 46, a Named Executive Officer who terminates his employment, or whose employment is terminated, is entitled to receive solely those amounts earned by the Named Executive Officer through the date of termination.

The amount of compensation payable to each Named Executive Officer upon (i) termination without Good Cause or for Good Reason, (ii) termination without Good Cause or for Good Reason after a Change in Control, (iii) termination by the Company for Good Cause or by the executive without Good Reason, (iv) retirement, (v) death or (vi) disability, is shown below. The amounts shown assume that the termination was effective as of January 31, 2009, and thus include amounts earned through that date and are estimates of the amounts which would be paid out to the executives upon their termination. The dollar value of stock-based compensation is calculated using the closing share price of our common stock on Friday January 30, 2009, the last trading day prior to the end of Fiscal 2008, which was $7.15. The actual amounts to be paid out can only be determined at the time of the Named Executive Officer’s separation from the Company.

Payments Made Upon Termination

Depending upon the manner in which a Named Executive Officer’s employment terminates, he may be entitled to receive the following payments and benefits:

•	any base salary and fringe benefits earned and unpaid through the date of termination;

•	severance pay equal to a multiple of the executive’s base salary plus the executive’s annual bonus target amount;

•
any incentive (performance) bonus for the fiscal year in which the termination occurs pro-rated through the date of termination provided the Board determines, in good faith, that the executive would have been entitled to received performance bonus for the fiscal year in which the termination occurred;

•	continuation of medical, dental, life insurance, or disability insurance (“Fringe Benefits”) under which the executive is participating for a specified period;

•	payment for outplacement services up to a specified maximum amount;

•	gross up payments for excise taxes, if any;

•	payment for financial/estate planning (“Financial Planning”) up to a specified maximum amount;

•	amounts accrued and vested through the 401(k) Plan and the Deferred Compensation Plan; and

•	vesting of outstanding stock options, SARs, restricted stock and performance shares.

The Named Executive Officers will not receive any compensation for any unused vacation days and upon termination of employment for any reason, any unused vacation days will be forfeited.

Payments Made Upon Termination Without Good Cause or For Good Reason

The following table shows the amounts payable to each of our currently employed Named Executive Officers assuming that we terminated him without Good Cause or that he terminated his employment agreement for Good Reason on January 31, 2009.

Name	Severance	Incentive Bonus ($)	Fringe Benefits ($) (1)	Max Outplacement ($)	Gross-Up ($)	Max Financial Planning ($)	401(k) and Deferred Compensation ($)	Stock Options, SARs, Restricted Stock and Performance Shares ($)

Mr. Hall	$2.7 million	Amount earned and prorated through date of termination	$34,300	Provided for up to 1 year with $15,000 maximum	None	None	(2)	All unvested Stock Options, SARs and Performance Shares are forfeited

Mr. Record	$1.1 million	Amount earned and prorated through date of termination	$16,647	Provided for up to 1 year with $15,000 maximum	None	None	(2)	All unvested Stock Options, SARs and Performance Shares are forfeited

Mr. Cruse	$0.6 million	Amount earned and prorated through date of termination	$14,515	Provided for up to 1 year with $15,000 maximum	None	None	(2)	All unvested Stock Options, SARs and Performance Shares are forfeited

Mr. Lucas	$0.5 million	Amount earned and prorated through date of termination	$14,464	Provided for up to 1 year with $15,000 maximum	None	None	(2)	All unvested Stock Options, SARs and Performance Shares are forfeited
__________________

(1)	The amount shown reflects the estimated premiums to be paid by the Company on behalf of the Named Executive Officer for medical and dental insurance coverage.

(2)	Please see the Pension Benefits Table and the Nonqualified Deferred Compensation Table for these amounts.

Payments Made Upon Termination Without Good Cause or For Good Reason After a Change In Control

The following table shows the amounts payable to each of our currently employed Named Executive Officers assuming that we terminated him without Good Cause or that he terminated his employment agreement for Good Reason on January 31, 2009 as a result of a Change In Control.

Payments which a Named Executive Officer would be entitled to receive under a Change in Control are not considered by the Compensation Committee when making annual compensation decisions for the Named Executive Officers and do not factor into decisions made by the Company regarding other compensation elements. Rather, these provisions in the employment agreements are intended to help provide us with continuity of management and continued focus on the business by senior management in the event of a Change In Control.

Name	Severance	Incentive Bonus ($)	Fringe Benefits ($) (1)	Max Outplacement ($)	Gross-Up ($)	Max Financial Planning ($)	401(k) and Deferred Compensation ($)	Stock Options, SARs, Restricted Stock and Performance Shares ($)

Mr. Hall	$4.0 million	Amount earned and prorated through date of termination	$51,448	Provided for up to 1 year with $15,000 maximum	Gross up payments made to reimburse Executive's excise related taxes	Provided for up to 3 years with $10,000 annual maximum	(2)	Unvested Stock Options and SARs automatically vest; all Performance Shares are vested at target level and are payable to the Executive within 30 days of the effective date of the Change in Control

Mr. Record	$2.3 million	Amount earned and prorated through date of termination	$49,941	Provided for up to 1 year with $15,000 maximum	Gross up payments made to reimburse Executive's excise related taxes	Provided for 3 years with $7,500 annual maximum	(2)	Unvested Stock Options and SARs automatically vest; all Performance Shares are vested at target level and are payable to the Executive within 30 days of the effective date of the Change in Control

Mr. Cruse	$1.1 million	Amount earned and prorated through date of termination	$29,030	Provided for up to 1 year with $15,000 maximum	Gross up payments made to reimburse Executive's excise related taxes	Provided for 1 year with $5,000 annual maximum	(2)	Unvested Stock Options and SARs automatically vest; all Performance Shares are vested at target level and are payable to the Executive within 30 days of the effective date of the Change in Control

Mr. Lucas	$1.0 million	Amount earned and prorated through date of termination	$28,928	Provided for up to 1 year with $15,000 maximum	Gross up payments made to reimburse Executive's excise related taxes	Provided for 1 year with $5,000 annual maximum	(2)	Unvested Stock Options and SARs automatically vest; all Performance Shares are vested at target level and are payable to the Executive within 30 days of the effective date of the Change in Control
__________________

(1)	The amount shown reflects the estimated premiums to be paid by the Company on behalf of the Named Executive Officer for medical and dental insurance coverage.

(2)	Please see the Pension Benefits Table and the Nonqualified Deferred Compensation Table for these amounts.

Payments Made Upon Termination by the Company for Good Cause or by the Executive without Good Reason

The following table shows the amounts payable to each of our currently employed Named Executive Officers assuming that we terminated him for Good Cause or that he terminated his employment without Good Reason on January 31, 2009.

Name	Severance	Incentive Bonus ($)	Fringe Benefits ($)	Max Outplacement ($)	Gross-Up ($)	Max Financial Planning ($)	401(k) and Deferred Compensation ($)	Stock Options, SARs, Restricted Stock and Performance Shares ($)

Mr. Hall	None	Amount earned and prorated through date of termination	None	None	None	None	(1)	All unvested Stock Options, SARs and Performance Shares are forfeited

Mr. Record	None	Amount earned and prorated through date of termination	None	None	None	None	(1)	All unvested Stock Options, SARs and Performance Shares are forfeited

Mr. Cruse	None	Amount earned and prorated through date of termination	None	None	None	None	(1)	All unvested Stock Options, SARs and Performance Shares are forfeited

Mr. Lucas	None	Amount earned and prorated through date of termination	None	None	None	None	(1)	All unvested Stock Options, SARs and Performance Shares are forfeited
__________________

(1)	Please see the Pension Benefits Table and the Nonqualified Deferred Compensation Table for these amounts.

Payments Made Upon Retirement

The following table shows the amounts payable to each of our currently employed Named Executive Officers assuming that he retired as of January 31, 2009.

Name	Severance	Incentive Bonus ($)	Fringe Benefits ($)	Max Outplacement ($)	Gross-Up ($)	Max Financial Planning ($)	401(k) and Deferred Compensation ($)	Stock Options, SARs, Restricted Stock and Performance Shares ($)

Mr. Hall	None	Amount earned and prorated through date of termination	None	None	None	None	(1)	Unvested Stock Options and SARs fully vest and are exercisable within one year from termination date; all Performance Shares are vested at target level and are payable to the Executive

Mr. Record	None	Amount earned and prorated through date of termination	None	None	None	None	(1)	Unvested Stock Options and SARs fully vest and are exercisable within one year from termination date; all Performance Shares are vested at target level and are payable to the Executive

Mr. Cruse	None	Amount earned and prorated through date of termination	None	None	None	None	(1)	Unvested Stock Options and SARs fully vest and are exercisable within one year from termination date; all Performance Shares are vested at target level and are payable to the Executive

Mr. Lucas	None	Amount earned and prorated through date of termination	None	None	None	None	(1)	Unvested Stock Options and SARs fully vest and are exercisable within one year from termination date; all Performance Shares are vested at target level and are payable to the Executive
__________________

(1)	Please see the Pension Benefits Table and the Nonqualified Deferred Compensation Table for these amounts.

Payments Made Upon Death

The following table shows the amounts payable to each of our currently employed Named Executive Officers assuming that his employment was terminated as a result of death as of January 31, 2009.

Name	Severance	Incentive Bonus ($)	Fringe Benefits ($)	Max Outplacement ($)	Gross-Up ($)	Max Financial Planning ($)	401(k) and Deferred Compensation ($)	Stock Options, SARs, Restricted Stock and Performance Shares ($)

Mr. Hall	None	Amount earned and prorated through date of termination	None	None	None	None	(1)	Unvested Stock Options and SARs fully vest and are exercisable within one year from termination date; all Performance Shares are vested at target level and are payable to the Executive

Mr. Record	None	Amount earned and prorated through date of termination	None	None	None	None	(1)	Unvested Stock Options and SARs fully vest and are exercisable within one year from termination date; all Performance Shares are vested at target level and are payable to the Executive

Mr. Cruse	None	Amount earned and prorated through date of termination	None	None	None	None	(1)	Unvested Stock Options and SARs fully vest and are exercisable within one year from termination date; all Performance Shares are vested at target level and are payable to the Executive

Mr. Lucas	None	Amount earned and prorated through date of termination	None	None	None	None	(1)	Unvested Stock Options and SARs fully vest and are exercisable within one year from termination date; all Performance Shares are vested at target level and are payable to the Executive
__________________

(1)	Please see the Pension Benefits Table and the Nonqualified Deferred Compensation Table for these amounts.

Payments Made Upon Disability

The following table shows the amounts payable to each of our currently employed Named Executive Officers assuming that his employment was terminated as a result of disability as of January 31, 2009.

Name	Severance	Incentive Bonus ($)	Fringe Benefits ($)	Max Outplacement ($)	Gross-Up ($)	Max Financial Planning ($)	401(k) and Deferred Compensation ($)	Stock Options, SARs, Restricted Stock and Performance Shares ($)

Mr. Hall	None	Amount earned and prorated through date of termination	None	None	None	None	(1)	Unvested Stock Options and SARs fully vest and are exercisable within one year from termination date; all Performance Shares are vested at target level and are payable to the Executive

Mr. Record	None	Amount earned and prorated through date of termination	None	None	None	None	(1)	Unvested Stock Options and SARs fully vest and are exercisable within one year from termination date; all Performance Shares are vested at target level and are payable to the Executive

Mr. Cruse	None	Amount earned and prorated through date of termination	None	None	None	None	(1)	Unvested Stock Options and SARs fully vest and are exercisable within one year from termination date; all Performance Shares are vested at target level and are payable to the Executive

Mr. Lucas	None	Amount earned and prorated through date of termination	None	None	None	None	(1)	Unvested Stock Options and SARs fully vest and are exercisable within one year from termination date; all Performance Shares are vested at target level and are payable to the Executive
__________________

(1)	Please see the Pension Benefits Table and the Nonqualified Deferred Compensation Table for these amounts.

Timing of Payments

The payments reflected in the foregoing tables will be paid as follows:

•	Severance payment will be made to the executive in a lump sum within thirty days of the date of termination;

•	Incentive bonus payments will be made to the executive in a lump sum on or before April 1 following the end of the fiscal year in which the termination occurred;

•	Fringe Benefits will be provided in accordance with our standard policies and practices;

•	Outplacement payments will be made directly to the entity providing outplacement services within thirty days of receipt of an invoice or statement from the entity providing the outplacement services;

•	Any Gross-Up payments will be paid to the Executive within fifteen business days of the receipt of an accounting firm’s determination as to the amount;

•	Financial Planning reimbursements will be made in accordance with our or our successor’s policies and procedures; and

•	401(k) and Deferred Compensation payments will be made in accordance with the provisions of the respective plan.

Termination

In General.  The Employment Agreements of our Named Executive Officers provide that if the Executive is terminated by us for Good Cause (as defined below), the Executive will be entitled to receive any Base Salary earned and unpaid, and certain fringe benefits accrued and unpaid, through the date of termination, and the Executive will automatically forfeit any unvested stock options, warrants or similar rights as of the date of termination.

If the Executive is terminated by us without Good Cause or terminates his employment for Good Reason (as defined below), the Executive will be entitled to receive:  (i) any Base Salary earned and unpaid, and certain fringe benefits accrued and unpaid, through the date of termination, (ii) an amount equal to two times in the case of Mr. Hall, one and one-half times in the case of Mr. Record, and one times in the case of Messrs. Cruse and Lucas the aggregate of the Base Salary plus the Incentive Compensation at the Target Rate (as defined below) in effect as of the date of termination, (iii) the Incentive Compensation for the fiscal year in which the termination occurs pro-rated through the date of termination, (iv) continuation of certain fringe benefits to which the Executive is participating as of the date of termination for a period of 24 months in the case of Mr. Hall  and 12 months in the case of Messrs. Record, Cruse and Lucas from the date of termination, and (v) payment of outplacement services for a period of 24 months in the case of Mr. Hall and 12 months in the case of Messrs. Record, Cruse and Lucas from the date of termination with payments not to exceed $15,000 for any 12 month period, and the Executive will automatically forfeit any unvested stock options, warrants or similar rights in the Company as of the date of termination.

If the Executive terminates his employment without Good Reason, the Executive will be entitled to receive any Base Salary earned and unpaid, and certain fringe benefits accrued and unpaid, through the date of termination, and the Executive will automatically forfeit any unvested stock options, warrants or similar rights as of the date of termination.

Change in Control-Messrs. Hall and Record.  If a Change in Control (as defined below) occurs, and during the period beginning 3 months before and ending 24 months after the Change in Control, we or our successor terminates the Employment Agreement without Good Cause or the Executive terminates his employment with us or our successor with Good Reason, the Executive will be entitled to receive:  (i) any Base Salary earned and unpaid, and certain fringe benefits accrued and unpaid, through the date of the Change in Control or termination, (ii) an amount equal to three times the aggregate of the Base Salary plus the Incentive Compensation at the Target Rate in effect as of the date of the Change in Control or termination, (iii) the Incentive Compensation for the fiscal year in which the Change in Control or termination occurs pro-rated through the date of the Change in Control or termination, (iv) continuation of certain fringe benefits to which the Executive is participating as of the date of Change in Control or termination for a period of 36 months from the date of the Change in Control or termination, (v) payment of outplacement services for a period of 12 months from the date of the Change in Control or termination with payments not to exceed $15,000, and (vi) continuation of the financial planning allowance for a period of 36 months from the date of the Change in Control or termination, with payments not to exceed $10,000 for any 12 month period in the case of Mr. Hall and $7,500 in the case of Mr. Record, and all the Executive’s stock options, warrants or similar rights will immediately become fully and completely vested and exercisable as of the date of the Change in Control or termination and we or our successor shall be obligated to compensate the Executive for any options or rights the Executive does not exercise within 60 days of the date of the Change in Control or termination at the price and in the manner described in the Employment Agreement.

Change in Control-Messrs. Cruse and Lucas.  If a Change in Control occurs and the Executive is not employed with us or our successor thereafter, the Executive will be entitled to receive: (i) any Base Salary earned and unpaid, and certain fringe benefits accrued and unpaid, through the date of the Change in Control or termination; (ii) an amount equal to two times the aggregate of the Base Salary plus the Incentive Compensation at the Target Rate in effect as of the date of the Change in Control or termination; (iii) the Incentive Compensation for the fiscal year in which the Change in Control or termination occurs pro-rated through the date of the Change in Control or termination; (iv) continuation of certain fringe benefits to which the Executive is participating as of the date of Change in Control or termination for a period of 12 months from the date of the Change in Control or termination; (v) payment of outplacement services, not to exceed $15,000, for a period of 12 months from the date of the Change in Control or termination; and (vi) continuation of the financial planning allowance for a period of 12 months from the date of the Change in Control or termination, and all stock options, warrants or similar rights of the Executive will immediately become fully and completely vested and exercisable as of the date of the Change in Control or termination and we or our successor shall be obligated to compensate the Executive for any options or rights the Executive does not exercise within 60 days of the date of the Change in Control or termination at the price and in the manner described in the Employment Agreement.

Gross-Up Payments.  If any payment to the Named Executive Officer due to a Change in Control subjects the Executive to any excise tax, we will pay to the Executive a gross-up payment to compensate the Executive for the amount of the excise tax.

Defined Terms.  Definitions for some of the terms used in this discussion in the order they are first used are as follows:

“Good Cause” means the Executive’s (i) conviction of, or plea of nolo contendere (no contest) or guilty to, any criminal violation involving dishonesty, fraud or moral turpitude; (ii) gross negligence; (iii) willful and serious misconduct; (iv) breach of trust or fiduciary duty in the performance of his duties or responsibilities; (v) willful failure to comply with reasonable directives and policies of the Board; or (vi) breach of any term or provision of his Employment Agreement.

“Good Reason”  shall exist if, without the Executive’s express written consent, we: (i) materially reduce or decrease the Executive’s Base Salary from the level in effect on the date of the Employment Agreement; (ii) fail to include the Executive in any incentive compensation plans, bonus plans, or other plans and benefits provided by us to other executive level executive; (iii) materially reduce, decrease or diminish the nature, status or duties and responsibilities of the Executive’s position from those in effect on the date of the Employment Agreement, and the reduction, decrease or diminution is not reasonably related to or the result of an adverse change in the Executive’s performance of assigned duties and responsibilities or the hiring by us of an executive senior to the Executive; or (iv) require the Executive to regularly perform the duties and responsibilities of his position at a location which is more than fifty (50) miles from the location of the Executive’s principal place of employment.  Notwithstanding the above, Good Reason does not include the death, disability or voluntary retirement of the Executive or any other voluntary action taken by or agreed to by the Executive related to the Executive’s position or his employment with us or our subsidiaries.

“Change in Control” shall be deemed to have occurred:

(a)  on such date within the 12-month period following the date that any one person, or more than one person acting as a group (as defined in §1.409A 3(i)(5)(v)(B) of the Treasury Regulations), acquires ownership of stock that represents twenty-five percent (25%) or more of the combined voting power of the Company’s then outstanding securities (the “Trigger Date”), that a majority of the individuals who, as of the Trigger Date, constitute the Board (the “Incumbent Board”) are replaced by new members whose appointment or election is not endorsed by a majority of the members of the Incumbent Board before the date of such appointment or election;

(b)  as of the date that any one person, or more than one person acting as a group (as defined in §1.409A-3(i)(5)(v)(B) of the Treasury Regulations), acquires ownership of stock that, together with stock held by such person or group, constitutes more than 50% of either (1) the then outstanding shares of common stock of the Company or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, if any one person or more than one person acting as a group, is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons shall not be considered to cause a Change in Control; or

(c)  the date any one person, or more than one person acting as a group (as defined in §1.409A-3(i)(5)(v)(B) of the Treasury Regulations), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) all, or substantially all, of the assets of the Company, except for any sale, lease exchange or transfer resulting from any action taken by any creditor of the Company in enforcing its rights or remedies against any assets of the Company in which such creditor holds a security interest.  Provided further, a transfer of assets by the Company shall not be treated as a Change in Control if the assets are transferred to:

(i)	A shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock;

(ii)	An entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company;

(iii)	A person, or more than one person acting as a group, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company; or

(iv)	An entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person described in paragraph (iii) herein.

For purposes of subsection (c) and except as otherwise provided in paragraph (i), a person’s status is determined immediately after the transfer of the assets.

“Incentive Compensation” means compensation based upon our operating results for a fiscal year.

“Target Rate” means the amount of Incentive Compensation calculated as a percentage of the Base Salary in effect during a fiscal year, which percentage is determined and may be adjusted by our Board based the our operating results for a fiscal year.

DIRECTOR COMPENSATION TABLE

The following table provides information concerning the compensation of our Directors for their service as Directors during Fiscal 2008. Other than as set forth in the table, employees who were Directors during Fiscal 2008 (James Scarborough and Andrew Hall) did not receive compensation for their service as a Director.

Name	Fees Earned or Paid in Cash ($) (2)	Stock Awards ($) (3)	Option Awards ($) (4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (5)	All Other Compensation ($)		Total ($)

Alan J. Barocas	54,500	74,510	-	-	-	-		129,010

Michael L. Glazer	58,500	98,130	10,294	-	-	-		166,924
				-		-		-
John T. Mentzer	60,500	98,130	10,294	-	(17,538)	-		151,386
				-		-		-
Margaret T. Monaco (1)	32,152	98,130	26,438	-	-	-		156,720
				-		-		-
William J. Montgoris	120,500	98,130	26,438	-	-	-		245,068
				-		-		-
Sharon B. Mosse	8,500	98,130	57,038	-	(11,834)	-		151,834
				-				-
James R. Scarborough	-	-	-	-	-	87,500	(6)	87,500

David Y. Schwartz	14,500	23,797	16,310	-	21,244	-		75,851
______________________________________________

(1)	Ms. Monaco resigned from the Board on August 18, 2008.

(2)
This column reports the amount of cash compensation earned for 2008 for Board and committee service.  Directors may elect to receive the Annual Retainer, the Lead Independent Director Retainer, the Committee Chairman Fee and such other compensation as the Board may deem appropriate, as the case may be, either (a) in restricted stock, deferred stock units (“DSU”), cash, or a combination of restricted stock, deferred stock units and cash at the time that such compensation is earned, or (b) in cash or restricted stock at a later date.  See “Compensation of Directors” below.

(3)
The amounts shown reflect the dollar amount recognized for financial statement reporting purposes for the named Director in accordance with SFAS 123(R) and include amounts from awards granted in and prior to Fiscal 2008. As of January 31, 2009, each Director had the following number of stock awards outstanding: Mr. Barocas (14,267), Mr. Glazer (18,206), Mr. Mentzer (18,206), Ms. Monaco (0), Mr. Montgoris (18,206), Ms. Mosse (18,206) and Mr. Schwartz (7,582).

(4)
The amounts shown reflect the dollar amount recognized for financial statement reporting purposes for the named Director in accordance with SFAS 123(R) and include amounts from awards granted in and prior to Fiscal 2008.  As of January 31, 2009, each Director had the following number of options outstanding:  Mr. Glazer (16,875), Mr. Mentzer (61,873), Ms. Monaco (50,625), Mr. Montgoris (50,625), Ms. Mosse (50,625) and Mr. Schwartz (10,258).

(5)	The amounts shown reflect deferred compensation as well as the increase (decrease) in value related to the DSU’s from dividends and changes in market price of our common stock.

(6)
Reflects the amount of consulting fees we paid Mr. Scarborough for services rendered to us under the terms of   his Consulting Agreement.  So long as the Consulting Agreement is in effect, he will not be entitled to receive any compensation he would otherwise receive or be entitled as a non-employee Director.

Compensation of Directors

Directors who are our full-time employees receive no additional compensation for serving on the Board.  Directors who are not our full-time employees receive the following compensation:

Annual Retainer.  Directors receive a $40,000 Annual Retainer, which is earned and paid pro rata over their term at the beginning of each month. The Annual Retainer is intended to compensate the Director for attendance at regularly scheduled quarterly Board meetings, as well as consultation and participation in teleconference meetings held for periodic Board updates.

Lead Independent Director Retainer.  In addition to the Annual Retainer, the Lead Independent Director receives a $70,000 Lead Independent Director Retainer, which is earned and paid pro rata over his or her term at the beginning of each month.  The Lead Independent Director Retainer is intended to compensate the Lead Independent Director for the additional duties set forth in the Governance Guidelines.

Special Board Meeting Fee.  Directors receive a Special Board Meeting Fee of $1,500 per meeting for their preparation and attendance at special meetings of the Board (may be by teleconference) called for the purpose of specific actions by the Board (consents, resolutions, etc.) and held at times other than in conjunction with regular quarterly meetings of the Board.  No additional meeting fee is to be paid for attendance at regular quarterly board meetings.

Committee Meeting Fees.  Directors receive (a) a Regular Committee Meeting Fee of $1,000 per meeting for their preparation and attendance at regular quarterly meetings of the Committees on which they serve, and (b) a Special Committee Meeting Fee of $1,000 per meeting for (i) their preparation and attendance at Committee meetings (may be by teleconference) called for the purpose of specific actions by their Committees (consents, resolutions, etc.) and held at times other than in conjunction with regular quarterly meetings of their Committees, and (ii) their preparation and attendance at “ad hoc” Board Committee assignments held at times other than in conjunction with regular quarterly meetings of their Committees or the Board.

Committee Chairman Fees.  The Chairman of the Audit Committee receives a Committee Chairman Fee of $15,000 per year and the Chairmen of the Compensation and Corporate Governance and Nominating Committees receive a Committee Chairman Fee of $10,000 per year.  The Committee Chairman Fee is earned and paid pro rata over the Chairman’s term at the beginning of each month.

Stock Options and Restricted Stock Grants:

Initial Grant.  Upon a Director’s initial election to the Board, the Director will be granted, at the Director’s election, either (a) stock options to purchase our common stock, or (b) restricted shares of the our common stock, in either case valued at $50,000 based on a Net Present Value (the “Initial Grant”).  The exercise price and the share price used in granting stock options and the share price used in granting restricted shares shall be equal to the closing price of our common stock on the date the Director is elected to the Board.  The Initial Grant will vest 25% per year over four years from the date of grant and if stock options are granted, they will expire if not exercised within seven years from the date of grant.

Reelection Grant.  Upon a Director’s reelection to the Board, the Director will be granted restricted shares of our common stock valued at $100,000 based on a Net Present Value (the “Reelection Grant”).  The share price used in granting the restricted shares shall be equal to the closing price of our common stock on the date the Director is reelected to the Board.  The Reelection Grant will vest, on a cliff basis, three years from the date of grant.

Forfeiture of Grants. A Director will forfeit any unvested Initial Grant and Reelection Grants if the Director ceases to be a Director at any time prior to their vesting date other than due to (i) the fact that the Director’s age prohibits the Director from serving as a Director, (ii) death, or (iii) disability (as determined by the Board), at which time the unvested Initial Grant and Reelection Grants will fully vest.

Reimbursement of Expenses.  Directors shall be reimbursed for actual expenses they incur while attending, or otherwise participating in, Board meetings, Board Committee meetings and “ad hoc” committee assignments.

Election Concerning Receipt of Certain Compensation.  Under our Amended and Restated 2003 Non-Employee Director Equity Compensation Plan (the “Plan”), a Director may elect to receive the Annual Retainer, the Lead Independent Director Retainer, Special Board Meeting Fees, Committee Meeting Fees, Committee Chairman Fee and such other compensation as the Board may deem appropriate, as the case may be, either (a) in restricted stock, deferred stock units, cash, or a combination of restricted stock, deferred stock units and cash at the time that such compensation is earned, or (b) in cash or restricted stock at a later date.  Any issuance of restricted stock in lieu of cash will be made by us on such terms and conditions as the Board may establish.  In any event, in order to receive restricted stock, a Director must, at a minimum, (a) notify us of his or her current election to receive restricted stock by executing an applicable Election Form, and (b) execute a Shareholder Agreement by which the Director agrees not to sell any of the restricted stock until the Director leaves the Board.

Health Benefits.  We have made arrangements with our medical provider to offer medical and dental coverage to the Directors and their eligible family members. The cost to the Directors will be the same premiums our active employees pay through their payroll deductions.

ITEM 2 – RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2009

In General

The Board has approved the Audit Committee’s selection of Deloitte & Touche LLP as our independent registered public accounting firm for our 2009 fiscal year (“Fiscal 2009”).  This selection is being presented to the shareholders for their ratification.  Proxies solicited by the Board will, unless otherwise directed, be voted to ratify the selection by the Board of Deloitte & Touche LLP as our independent registered public accounting firm for Fiscal 2009.  Deloitte & Touche LLP has been our independent auditors since our 2000 fiscal year.  The Board has been advised by Deloitte & Touche LLP that it is an independent registered public accounting firm with respect to the Company within the meaning of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated under the Exchange Act.

A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting.  He or she will have the opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate questions during the meeting.  For additional information regarding our relationship with Deloitte & Touche LLP, please refer to the Audit Committee Report below.

Principal Accountant Fees and Services

The Audit Committee selected and we retained Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, the “Deloitte Entities”) as our independent registered public accounting firm to audit our consolidated financial statements for 2008 and 2007 and to provide various advisory, auditing, and consulting services in 2008 and 2007.  We understand the need for the Deloitte Entities to maintain objectivity and independence in their audit of our financial statements and internal controls.  We do not use the Deloitte Entities for internal audit work and will only use the Deloitte Entities for non-audit work when the Audit Committee concludes that the Deloitte Entities are the most appropriate provider of that service.  The Audit Committee annually evaluates whether our use of the Deloitte Entities for non-audit services is compatible with the Deloitte Entities’ independence.  The aggregate fees billed by the Deloitte Entities in 2008 and 2007 for these various services were as follows:

Description of Professional Service	Amount Billed
	2008	2007
Audit Fees are fees for (i) the audit of our annual financial statements, (ii) review of financial statements in our quarterly reports on Form 10-Qs, (iii) the audit of the effectiveness of our internal control over financial reporting, (iv) the attestation of Management's Report of Internal Control Over Financial Reporting and (v) for services that are provided by the independent registered public accounting firm in connection with statutory and regulatory filings.	$971,049	$1,060,239
Audit-Related Fees are for professional services rendered in connection with the application of financial accounting and reporting standards, as well as acquisition related matters.	-	-
Tax Fees are fees for compliance, tax advice, and tax planning.	-	-
All Other Fees are fees for any service not included in the first three categories. Indicates fees for services related to the audit of the financial statements of our Nonqualified Deferred Compensation Plan (Senior Executives) (the “Plan”), which are included in the Plan’s Annual Report on Form 11-K. All services were approved by the Audit Committee.	$17,000	-

Pre-Approval Policies

The Audit Committee has the direct responsibility to select, retain, terminate, determine compensation and oversee the work of our independent registered public accounting firm.  Pre-approval by the Audit Committee is required for any engagement of our independent registered public accounting firm and the Audit Committee has established the following pre-approval policies and procedures.  Annually, the Audit Committee pre-approves services to be provided by our independent registered public accounting firm.  The Audit Committee also considers the engagement of our independent registered public accounting firm to provide other services during the year.  Requests for approval are submitted to the Audit Committee by our management.  Requests are required to include an adequate explanation of the services in sufficient detail for the Audit Committee to determine whether the request is consistent with the SEC’s rules on auditor independence.  In determining whether to approve the engagement of our independent registered public accounting firm, the Audit Committee considers whether such service is consistent with the independence of the registered public accounting firm.  The Audit Committee also considers the amount of audit related fees in comparison to all other fees paid to the registered public accounting firm and reviews such comparison each year.

Audit Committee Report

The Audit Committee reviewed and discussed the Company’s audited consolidated financial statements with management, which has primary responsibility for the financial statements, and with the Company’s independent registered public accounting firm, Deloitte & Touche LLP, which is responsible for expressing an opinion on whether such consolidated financial statements present fairly, in all material respects, the financial position of the Company as of January 31, 2009 and February 2, 2008 and the results of their operations and their cash flows for each of the three years in the period ended January 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

The Audit Committee met regularly with Deloitte & Touche LLP and the Company’s internal audit staff, with and without management present, to discuss the results of their audits, management’s assessment of the Company’s internal control over financial reporting, Deloitte & Touche LLP’s opinion regarding the effectiveness of the Company’s internal control over financial reporting as of January 31, 2009, and the overall quality of the Company’s financial reporting.  The Audit Committee also reviewed Management’s Report on Internal Control Over Financial Reporting contained the Company’s Annual Report on Form 10-K for the year ended January 31, 2009 as filed with the SEC, as well as Deloitte & Touche LLP’s Report of Independent Registered Public Accounting Firm included in the same Annual Report on Form 10-K related to its audits of (i) the Company’s consolidated financial statements and (ii) the effectiveness of internal control over financial reporting.

The Audit Committee discussed with Deloitte & Touche LLP the matters that are required to be discussed by Statement on Auditing Standards No. 114 (The Auditor's Communication With Those Charged With Governance), as adopted by the Public Company Accounting Oversight Board.  The Audit Committee also discussed with internal audit and management any significant matters as a result of the internal audit work.

The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP’s communications with the Audit Committee concerning independence, and has discussed with Deloitte & Touche LLP its independence.  The Audit Committee has concluded that Deloitte & Touche LLP did not provide any prohibited non-audit services to the Company and its subsidiary, which is compatible with maintaining Deloitte & Touche LLP's independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for 2008 for filing with the SEC.  The Audit Committee also selected Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2009.

This Audit Committee Report is provided by the following Directors, who constitute all of the members of the Audit Committee:

David Y. Schwartz (Chairman)
Alan J. Barocas
William J. Montgoris

Ratification of the Selection of Deloitte & Touche LLP as Independent Registered Public Accounting Firm For Fiscal 2009

Deloitte & Touche LLP has been selected by the Audit Committee as the independent registered public accounting firm for the Company and its subsidiary for Fiscal 2009.  Consequently, the Board has approved the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for Fiscal 2009.

Your Board of Directors recommends a vote FOR the following proposal:

RESOLVED that the selection by the Audit Committee of the firm of Deloitte & Touche LLP, as independent registered public accounting firm for the Company for Fiscal 2009, is hereby ratified.

ITEM 3 - APPROVAL OF AMENDED AND RESTATED 2008 EQUITY INCENTIVE PLAN

In General

On June 5, 2008, our shareholders approved our 2008 Equity Incentive Plan (the “2008 Plan”).

On April 14, 2009, the Compensation Committee recommended, and the Board approved, an Amended and Restated 2008 Equity Incentive Plan (the “Amended and Restated 2008 Plan”), a copy of which is attached to this Proxy Statement as Appendix A, subject to shareholder approval at the Annual Meeting.  If approved by our shareholders, the Amended and Restated 2008 Equity Incentive Plan will allow us to continue to provide stock-based compensation to our employees and non-employee Directors.

A summary of the principal features of the 2008 Plan is provided below, but is qualified in its entirety by reference to the full text of the 2008 Plan, which is included as Appendix A to our 2008 Proxy Statement as filed with the SEC.

Summary Description of the 2008 Plan

Administration.  The 2008 Plan is administered by the Compensation Committee (the “Committee”).  The Committee has all the powers vested in it by the terms of the 2008 Plan including the exclusive authority (except as may be delegated as permitted in the 2008 Plan) to select the key employees and non-employee Directors to be granted awards under the 2008 Plan, to determine the type, size and terms of the award to be made to each individual selected, to modify the terms of any award that has been granted, to determine the time when awards will be granted, to establish performance objectives and performance measures under which awards may be granted, to make any adjustments necessary or desirable as a result of the granting of awards to eligible individuals located outside the United States and to prescribe the form of the instruments embodying awards made under the 2008 Plan.  The Committee is authorized to interpret the 2008 Plan and the awards granted under the 2008 Plan, to establish, amend and rescind any rules and regulations relating to the 2008 Plan, and to make any other determinations which it deems necessary or desirable for the administration of the 2008 Plan.

Eligible Participants.  As of April 6, 2009, the Company had 13,614 employees (10 of whom are executive officers) and six non-employee directors who were eligible to participate in the 2008 Plan.  Consistent with the purposes of the 2008 Plan, the Committee has exclusive power (except as may be delegated as permitted in the 2008 Plan) to select the key employees and non-employee Directors of the Company, its subsidiaries and its affiliates who may participate in the 2008 Plan and be granted awards under the 2008 Plan.  Eligible individuals may be selected individually or by groups or categories, as determined by the Committee in its discretion.

Maximum Number of Shares that May be Issued.  There may be issued under the 2008 Plan (as Restricted Stock, pursuant to the exercise of Stock Options or Stock Appreciation Rights, or in payment of or pursuant to the exercise of such other awards as the Committee, in its discretion, may determine) an aggregate of not more than 1,000,000 shares of common stock (“Common Shares”), subject to adjustment in the event of any stock split, stock dividend or other event as described in Section 15 of the 2008 Plan. The 2008 Plan is not an “evergreen” plan whereby additional Common Shares will be added to the 2008 Plan on an annual basis without shareholder approval.  Of the 1,000,000 shares currently authorized, approximately 79,000 shares will remain available for issuance under the 2008 Plan after the 2009 Annual Meeting.  See “Securities Authorized for Issuance Under Equity Compensation Plans” beginning on page 55 of this Proxy Statement.

Common Shares granted as Stock Options or Stock Appreciation Rights under the 2008 Plan are currently counted against the maximum number of Common Shares authorized for issuance under the 2008 Plan as one Common Share for each Common Share granted.  Common Shares granted as awards in any form other than Stock Options or Stock Appreciation Rights are currently counted against the maximum number of Common Shares authorized for issuance under the 2008 Plan as 1.8 Common Shares for each Common Share granted.  Irrespective of the aggregate number of Common Shares authorized in the 2008 Plan, each participant in the 2008 Plan will be entitled to receive grants of awards with respect to no more than 500,000 Common Shares, Restricted Stock Units and Performance Units in any calendar year.  Common Shares issued pursuant to the 2008 Plan may be either authorized but unissued shares, treasury shares, reacquired shares, or any combination thereof.  If any Common Shares issued as Restricted Stock or otherwise subject to  forfeiture  are reacquired by the Company pursuant to such rights, or if any award is cancelled, terminates, lapses or expires unexercised, any Common Shares that would otherwise have been issuable pursuant thereto will again become available for issuance under new awards.

Types of Awards.  Awards under the 2008 Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof:  (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Restricted Stock Units, (v) Performance Shares or Units, or (vi) other stock-based awards,  all which are rights to acquire common shares of the Company having a par value of $.01 per share and stock of any other class into which those shares may thereafter be changed.

Amendment of Awards.  The terms of any outstanding award under the 2008 Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any award and/or payments thereunder); provided that no such amendment shall adversely affect in a material manner any right of a participant under the award without the participant’s written consent, unless the Committee determines in its discretion that there have occurred or are about to occur significant changes in the participant’s position, duties, or responsibilities, or significant changes in economic, legislative, regulatory, tax, accounting or cost/benefit conditions which are determined by the Committee in its discretion to have or to be expected to have a substantial effect on the performance of the Company, or any subsidiary, affiliate, division or department thereof, on the 2008 Plan or on any award under the 2008 Plan.    Provided, further, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or cancel outstanding Stock Options or Stock Appreciation Rights in exchange for cash, other awards or Stock Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Stock Options or Stock Appreciation Rights without shareholder approval.

Amendment or Suspension of 2008 Plan.  The 2008 Plan may be amended or suspended in whole or in part at any time from time to time by the Board, but no amendment will be effective unless and until the same is approved by shareholders of the Company where the failure to obtain such approval would adversely affect the compliance of the 2008 Plan with Rule 16b-3 under the Exchange Act and with other applicable law.

The Proposed Amended and Restated 2008 Plan

The Board proposes that the 2008 Plan be amended and that the Amended and Restated 2008 Plan be adopted. A copy of the proposed Amended and Restated 2008 Plan is attached to this Proxy Statement as Appendix A and is incorporated herein by reference. As shaded for ease of reference, the only difference between the Amended and Restated 2008 Plan and the 2008 Plan is that Section 4(b) of the 2008 Plan has been amended by the Amended and Restated 2008 Plan to:

•	increase the aggregate number of shares that can be issued pursuant to the awards from the current aggregate of not more than 1,000,000 shares to a new aggregate of not more than 2,750,000 shares; and

•
provide that common shares granted as awards in any form other than stock options or SARs shall be counted against the maximum number of common shares authorized for issuance under the Plan as 1.53 common shares for each common share granted instead of the current 1.8 common shares for each common share granted.

Reasons for Approving the 2008 Plan

The Board believes that stock-based compensation is an essential component of our compensation system. Consistent with our compensation philosophy, we believe stock-based compensation fosters and promotes the sustained progress, growth and profitability of the Company by:

•	enabling us to recruit, motivate and retain the executive talent required to successfully manage and grow our business and to achieve our short and long-term business objectives;

•
maximizing the long-term commitment of our executive officers to our success by providing compensation elements that align their interests and our shareholders in that the compensation elements are directly related to our stock performance and other financial metrics that the Compensation Committee believes influence the creation of long-term shareholder value; and

•	rewarding our executive officers upon the achievement of short-term and long-term business objectives and enhanced shareholder value.

The Board believes that the approval of the Amended and Restated 2008 Plan by our shareholders will allow the Company to achieve these objectives.

Assuming that the Amended and Restated Plan is approved by our shareholders and thereby an additional 1,750,000 shares are added to the 2008 Plan, an aggregate of approximately 1,829,000 shares of common stock will be available for issuance under the Amended and Restated 2008 Plan after the Annual Meeting, which represents approximately 4.2% of our fully diluted common shares as of April 6, 2009 (which assumes the issuance of all shares pursuant to outstanding awards under our Amended and Restated 2001 Equity Incentive Plan (the “2001 Plan”) and the 2008 Plan).  In addition, 309,956 shares remained available for issuance under the 2001 Plan as of April 6, 2009.

New Plan Benefits

No awards have been granted under the Amended and Restated 2008 Plan, and none will granted unless and until the Amended and Restated 2008 Plan is approved by our shareholders.  The awards that may be granted under the Amended and Restated 2008 Plan, if approved by the shareholders, following the 2008 Annual Meeting are not determinable.

Effective Date of Amended and Restated 2008 Plan

If the shareholders approve this proposal, the Amended and Restated 2008 Plan will become effective as of June 4, 2009.

Registration of Amended and Restated 2008 Plan Shares

If the Amended and Restated 2008 Plan is approved by the shareholders, we anticipate that the additional 1,750,000 shares that may be awarded under the Amended and Restated 2008 Plan will be registered with the SEC as soon as practical following the Annual Meeting.

Your Board of Directors recommends a vote FOR the following proposal:

RESOLVED, that the Amended and Restated 2008 Equity Incentive Plan is hereby approved.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following tables provide information as of January 31, 2009 and as of April 6, 2009 concerning (a) our 2001 Plan and our 2008 Plan, under both of which our common stock is authorized for issuance to officers, Directors and other key employees in the form of restricted stock, upon the exercise of stock options and stock appreciation rights (SARS) granted to them, and as the result of performance shares granted to them, and (b) our  Amended and Restated 2003 Non-Employee Director Compensation Plan (the "2003 Director Plan"), under which our common stock is authorized for issuance to non-employee Directors in lieu of all or a portion of their cash compensation if they so elect.

AS OF JANUARY 31, 2009

Plan category	Number of securities to be issued upon exercises of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders:
2001 Plan (1)	4,131,975	(2)	$15.25	410,568
2008 Plan	200,000	(2)	$9.05	800,000
2003 Director Plan	18,470	(3)	(4)	206,530	(5)

Equity compensation plans not approved by security holders	None		None	None
Total	4,350,445		$14.96	1,417,098

___________________________________

(1)
The number of securities remaining available for future issuance under the 2001 Plan has been reduced to reflect an aggregate of 240,338 shares at the Target Number that may be issued as a result of the grant of performance shares and 199,673 shares of restricted stock issued under the 2001 Plan.

(2)
The weighted average remaining contractual life of these outstanding options and SARs is 4.3 years for the 2001 Plan and 6.7 years for the 2008 Plan.  The weighted average remaining contractual life for the 2001 Plan and the 2008 Plan together is 4.4 years.

(3)
Reflects Deferred Stock Units ("DSUs") issued under the 2003 Director Plan.  The number of DSUs credited to a Director's account is computed by dividing (i) the amount of compensation the Director has elected to defer by (ii) the average of the high and low prices of the Company's stock for the five trading days prior to the first day of the term of the Director during which the election has been made.  An election, once made, is irrevocable for the applicable period to which it relates.  The number of shares of common stock to be distributed to a Director will be equal to the number of DSUs credited to a Director's account.

(4)	Not applicable.

(5)
Shares granted under the 2003 Director Plan are solely for non-employee Directors that elect to receive their fees or retainers in lieu of cash.  There is no Company match or premium applied to compensation received in the form of equity.

AS OF APRIL 6, 2009

Plan category	Number of securities to be issued upon exercises of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders:
2001 Plan (1)	4,010,078	(2)	$15.21	309,956
2008 Plan	921,000	(2)	$9.61	79,000
2003 Director Plan	18,596	(3)	(4)	206,404	(5)

Equity compensation plans not approved by security holders	None		None	None
Total	4,949,674		$14.20	595,360
___________________________________

(1)
The number of securities remaining available for future issuance under the 2001 Plan has been reduced to reflect an aggregate of 306,500 shares at the Target Number that may be issued as a result of the grant of performance shares and 199,673 shares of restricted stock issued under the 2001 Plan.

(2)
The weighted average remaining contractual life of these outstanding options and SARs is 4.1 years for the 2001 Plan and 6.9 years for the 2008 Plan.  The weighted average remaining contractual life for the 2001 Plan and the 2008 Plan together is 4.6 years.

(3)
Reflects Deferred Stock Units ("DSUs") issued under the 2003 Director Plan.  The number of DSUs credited to a Director's account is computed by dividing (i) the amount of compensation the Director has elected to defer by (ii) the average of the high and low prices of the Company's stock for the five trading days prior to the first day of the term of the Director during which the election has been made.  An election, once made, is irrevocable for the applicable period to which it relates.  The number of shares of common stock to be distributed to a Director will be equal to the number of DSUs credited to a Director's account.

(4)	Not applicable.

(5)
Shares granted under the 2003 Director Plan are solely for non-employee directors that elect to receive their fees or retainers in lieu of cash.  There is no Company match or premium applied to compensation received in the form of equity.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our Directors and officers (“reporting persons”) to file reports with the SEC disclosing their ownership, and changes in their ownership of our common stock.  Copies of these reports must also be furnished to us.

Based solely upon our review of the copies of reports furnished to us and written representations that no other reports are required, during 2008, we believe that all of our Directors and officers made all required filings on a timely basis.

ADDITIONAL INFORMATION

Voting Securities

Shareholders of record at the close of business on April 6, 2009, will be eligible to vote at the Annual Meeting.  The voting securities of the Company consist of its $0.01 par value common stock, of which 37,957,698 shares were outstanding on April 6, 2009.  Each share outstanding on that date will be entitled to one vote.  Treasury shares are not voted.  Individual votes of shareholders are kept private, except as appropriate to meet legal requirements.  Access to proxies and other individual shareholder voting records is limited to the Independent Inspector of Election and certain employees of the Company and its agents who must acknowledge in writing their responsibility to comply with this policy of confidentiality.

Vote Required for Approval

The nominees receiving the eight highest vote totals (a plurality) of the votes cast at the Annual Meeting in person or by proxy will be elected as Directors.  All other matters require for approval the favorable vote of a majority of shares voted at the Annual Meeting in person or by proxy.  Abstentions, if any, will not be counted as votes cast.  Therefore, they will have no effect on the outcome of the other matters to be voted on at the Annual Meeting.  A broker non-vote occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner.  Broker non-votes will not be treated as shares present and entitled to vote on a voting matter and will have no effect on the outcome of the vote.

Manner for Voting Proxies

The shares represented by all valid proxies received by mail, or submitted by telephone or the Internet will be voted in the manner specified.  Where specific choices are not indicated, the shares represented by all valid proxies received will be voted:  (1) for the nominees for Director named in this Proxy Statement, (2) for ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for Fiscal 2009, and (3) for approval of the proposal relating to the Amended and Restated 2008 Equity Incentive Plan. Should any matter not described above be properly presented at the Annual Meeting, the persons named in the Proxy Card will vote in accordance with their judgment.

Other Matters to be Presented

The Board knows of no other matters which may be presented at the Annual Meeting.  If any other matters properly come before the Annual Meeting, including any adjournment or adjournments thereof, proxies received in response to this solicitation will be voted upon such matters in the discretion of the person or persons named in the Proxy Card.

Solicitation of Proxies

Proxies will be solicited on behalf of the Board by mail or in person, and all solicitation costs will be paid by the Company.  Upon written request, copies of this Proxy Statement, the Proxy Card and our Annual Report for 2008 will be furnished to holders of record, as well as to brokers, dealers, banks and voting trustees, or their nominees, for the purpose of soliciting proxies from beneficial owners, and we will reimburse such holders for their reasonable expenses. BNY Mellon Shareowner Services has been retained to assist in soliciting proxies at a fee of $8,500 plus reasonable out-of-pocket costs.

Shareholders of Record Requesting Copies of the Company’s 2008 Annual Report

A copy of our 2008 Annual Report on Form 10-K will be furnished without charge to shareholders beneficially or of record at the close of business on April 6, 2009, on written request to Bob Aronson, Vice President, Investor Relations, at 10201 Main Street, Houston, TX 77025.

Electronic Access to Proxy Statement and Annual Report

This Proxy Statement, our Annual Report to Shareholders for Fiscal 2008 and our Annual Report on Form 10-K for Fiscal 2008 are available at http://bnymellon.mobular.net/bnymellon/ssi. This Proxy Statement and our Annual Report on Form 10-K for Fiscal 2008 are also available on the SEC’s EDGAR database at www.sec.gov.

Documents Available in Print

In addition to being posted with printer friendly versions on the Investor Relations/Corporate Governance site on our website (www.stagestoresinc.com), our Audit Committee, Corporate Governance and Nominating Compensation and Compensation Committee Charters, our Corporate Governance Guidelines, our Code of Ethics for Senior Officers and our Code of Ethics and Business Conduct are available in print to any shareholder who requests them.  Written requests should be made to Bob Aronson, Vice President, Investor Relations, at 10201 Main Street, Houston, TX 77025.

APPENDIX A

STAGE STORES, INC.
AMENDED AND RESTATED 2008 EQUITY INCENTIVE PLAN

1.           Purpose.  The purpose of the Stage Stores, Inc. Amended and Restated 2008 Equity Incentive Plan (the “Plan”) is to advance the interests of Stage Stores, Inc., a Nevada corporation (the “Company”), and its stockholders by providing incentives to certain key employees and non-employee directors of the Company, its subsidiaries and its affiliates (which shall include any other entity designated by the Committee in which the Company directly or indirectly owns at least a 50% interest) who contribute significantly to the strategic and long-term performance objectives and growth of the Company.

2.           Administration.  The Plan shall be administered solely by the Board of Directors (the “Board”) or the Compensation Committee (the “Committee”) of the Board, which Committee shall be comprised solely of two or more Outside Directors who shall administer the Plan.  The term “Outside Director” shall mean a director who, within the meaning of Treasury Department regulation § 1.162-27(e)(3), (1) is not a current employee of the Company, (2) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year with respect to which the director’s status is being determined, (3) has not been an officer of the Company, or (4) does not receive remuneration from the Company, either directly or indirectly, in any capacity other than as a director.  References to the Committee hereunder shall include the Board where appropriate.  The membership of the Committee or such successor committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3 as promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  No member of the Committee shall have within one year prior to his appointment received awards under the Plan (“Awards”) or under any other plan, program or arrangement of the Company or any of its affiliates if such receipt would cause such member to be an “interested person” under Rule 16b-3; provided that if at any time (i) Rule 16b-3 so permits without adversely affecting the ability of the Plan to comply with the conditions for exemption from Section 16 of the Exchange Act (or any successor provision) provided by Rule 16b-3, and (ii) Treasury Department regulation § 1.162-27 so permits without adversely affecting the ability of Awards under the Plan to qualify as “performance-based” within the meaning of such regulation, one or more members of the Committee may be an “interested person.”  For purposes of the remainder of the Plan, reference to the “Committee” shall include the Board to the extent that the Board has not designated a committee to administer the Plan.

The Committee has all the powers vested in it by the terms of the Plan set forth herein, such powers to include exclusive authority (except as may be delegated as permitted herein) to select the key employees and non-employee directors to be granted Awards under the Plan, to determine the type, size and terms of the Award to be made to each individual selected, to modify the terms of any Award that has been granted, to determine the time when Awards will be granted, to establish performance objectives and performance measures under which Awards may be granted, to make any adjustments necessary or desirable as a result of the granting of Awards to eligible individuals located outside the United States and to prescribe the form of the instruments embodying Awards made under the Plan.  The Committee is authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations which it deems necessary or desirable for the administration of the Plan.  The Committee (or its delegate as permitted herein) may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect.  Any decision of the Committee (or its delegate as permitted herein) in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.  The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Plan participants.  No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done by him, by any other member of the Committee, or by any officer of the Company in connection with the performance of duties under the Plan, except for his own willful misconduct or as expressly provided by statute.  Determinations to be made by the Committee under the Plan may be made by its delegates.  The Committee may delegate to one or more of its members or to one or more agents or advisors such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

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3.           Participation.  Consistent with the purposes of the Plan, the Committee shall have exclusive power (except as may be delegated as permitted herein) to select the key employees and non-employee directors of the Company, its subsidiaries and its affiliates who may participate in the Plan and be granted Awards under the Plan.  Eligible individuals may be selected individually or by groups or categories, as determined by the Committee in its discretion.

4.	Awards under the Plan.

(a)           Types of Awards.  Awards under the Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof:  (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Restricted Stock Units, (v) Performance Shares or Units, or (vi) Other Stock-Based Awards (including, but not limited to, Awards of, or options or similar rights granted with respect to, unbundled stock units or components thereof, and Awards made to participants who are foreign nationals or are employed or performing services outside the United States).  Stock Options, which include “Nonqualified Stock Options” and “Incentive Stock Options” or combinations thereof, are rights to purchase common shares of the Company having a par value of $.01 per share and stock of any other class into which such shares may thereafter be changed (the “Common Shares”).  Nonqualified Stock Options and Incentive Stock Options are subject to the terms, conditions and restrictions specified in Section 5.  Stock Appreciation Rights are rights to receive (without payment to the Company) cash, Common Shares, other Company securities (which may include, but need not be limited to, unbundled stock units or components thereof, debentures, preferred stock, warrants, securities convertible into Common Shares or other property (“Other Company Securities”)) or property, or other forms of payment, or any combination thereof, as determined by the Committee, based on the increase in the value of the number of Common Shares specified in the Stock Appreciation Right.  Stock Appreciation Rights are subject to the terms, conditions and restrictions specified in Section 6.  Shares of Restricted Stock are Common Shares which are issued subject to certain restrictions pursuant to Section 7.  Restricted Stock Units are subject to the terms, conditions and restrictions specified in Section 8.  Performance Shares or Units are subject to the terms, conditions and restrictions specified in Section 9.  Other Stock-Based Awards are subject to the terms, conditions and restrictions specified in Section 10.

(b)           Maximum Number of Shares that May be Issued.  There may be issued under the Plan (as Restricted Stock, pursuant to the exercise of Stock Options or Stock Appreciation Rights, or in payment of or pursuant to the exercise of such other Awards as the Committee, in its discretion, may determine) an aggregate of not more than 2,750,000 Common Shares, subject to adjustment as provided in Section 15.  Common Shares granted as Stock Options or Stock Appreciation Rights shall be counted against the maximum number of Common Shares authorized for issuance under the Plan as one Common Share for each Common Share granted.  Common Shares granted as Awards in any form other than Stock Options or Stock Appreciation Rights shall be counted against the maximum number of Common Shares authorized for issuance under the Plan as 1.53 Common Shares for each Common Share granted.  Irrespective of the aggregate number of Common Shares authorized herein, each participant in the Plan shall be entitled to receive grants of Awards with respect to no more than 500,000 Common Shares, Restricted Stock Units and Performance Units in any calendar year, subject to adjustment as provided in Section 15.  Common Shares issued pursuant to the Plan may be either authorized but unissued shares, treasury shares, reacquired shares, or any combination thereof.  If any Common Shares issued as Restricted Stock or otherwise subject to  forfeiture  are reacquired by the Company pursuant to such rights, or if any Award is cancelled, terminates, lapses or expires unexercised, any Common Shares that would otherwise have been issuable pursuant thereto will again become available for issuance under new Awards.     If there is any change in the outstanding Common Shares by reason of the events set forth in Section 15, the number of Common Shares which may be issued under this Plan shall be appropriately adjusted.  This is not an “evergreen” plan whereby additional Common Shares would be added to the Plan on an annual basis without stockholder approval.

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(c)	Rights with respect to Common Shares and Other Securities

(i)           Unless otherwise determined by the Committee in its discretion, a participant to whom an Award of Restricted Stock has been made (and any person succeeding to such participant’s rights in accordance with the Plan) shall have, after issuance of a certificate for the number of Common Shares awarded and prior to the expiration of the Restricted Period (as hereinafter defined) or the earlier repurchase of such Common Shares as herein provided, ownership of such Common Shares, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such Common Shares (provided that such Common Shares, and any new, additional or different shares, or Other Company Securities or property, or other forms of consideration which the participant may be entitled to receive with respect to such Common Shares as a result of a stock split, stock dividend or any other change in the corporation or capital structure of the Company, shall be subject to the restrictions hereinafter described as determined by the Committee in its discretion), subject, however, to the options, restrictions and limitations imposed thereon pursuant to the Plan.  Notwithstanding the foregoing, a participant with whom an Award agreement is made to issue Common Shares in the future, shall have no rights as a stockholder with respect to Common Shares related to such agreement until issuance of a certificate to him or her.

(ii)           A participant to whom a grant of Stock Options, Stock Appreciation Rights or Performance Shares is made (and any person succeeding to such a participant’s rights pursuant to the Plan) shall have no rights as a stockholder with respect to any Common Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date of the issuance of a stock certificate to him for such Common Shares or other instrument of ownership, if any.  Except as provided in Section 15, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is issued.

(iii)           Any participant who is directly or indirectly the beneficial owner of more than 10 percent of any class of any equity security which is registered pursuant to Section 12 of the Exchange Act, or who is an officer or director of the Company (unless an exemption under Regulation Section 240.16b-3(d) or (e) of the Exchange Act applies), shall hold his or her Restricted Stock, if any, for at least six months from the date of grant and any other Award received for at least six months from the date of acquisition of the Award before disposition of the Award or its underlying Common Stock.

(d)           Vesting.  Rights acquired pursuant to an Award may be subject to vesting as determined by the Committee in its sole discretion.

(e)           Frequency of Grants.  The Committee, in its discretion, shall set the frequency of grants.

(f)           Securities and Tax Law Compliance.

(i)            Unless otherwise determined by the Committee in its discretion, no Awards shall be granted unless counsel for the Company shall be satisfied that such issuance will qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, or any successor statutory provision thereto (the “Code”) and that such issuance will be in compliance with the Code and regulations issued thereunder. For purposes of this Plan, the term “performance goals” shall mean goals established by the Committee with respect to Awards intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code based upon the following business criteria or a combination thereof: (i) Company Pre-Tax Earnings, (ii) the total shareholder return of the Company as compared with the total shareholder return of a designated group of apparel industry peers, (iii) Earnings Per Share, (iv) earnings before interest, taxes, depreciation and amortization (EBITDA), (v) earnings before interest and taxes (EBIT), or (vi) Pre-Tax Income.

(ii)           No Common Shares, Other Company Securities or property, other securities or property, or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

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5.           Stock Options.  The Committee may grant or sell Stock Options either alone, or in conjunction with Stock Appreciation Rights, either at the time of grant or by amendment thereafter; provided that an Incentive Stock Option may be granted only to an eligible employee of the Company or any parent or subsidiary corporation (as such are defined in Sections 424(e) and 424(f) of the Code, respectively).  Each Stock Option (referred to herein as an “Option”) granted or sold under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Option or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish:

(a)           The option price shall be as determined by the Committee; provided that, in the case of Incentive Stock Options, the exercise price shall be at least the fair market value of the Common Shares subject to such Incentive Stock Option at the time the Incentive Stock Option is granted, and in the case of Nonqualified Stock Options, the exercise price shall be at least 100% of the fair market value of the Common Shares subject to such Nonqualified Stock Option at the time the Nonqualified Stock Option is granted.

(b)           The Committee shall determine the number of Common Shares to be subject to each Option.  The number of Common Shares subject to an outstanding Option may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that Common Shares under such Option are used to calculate the cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, received pursuant to exercise of a Stock Appreciation Right attached to such Option.

(c)           An Incentive Stock Option may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, and shall be exercisable during the grantee’s lifetime only by him.  A Nonqualified Stock Option may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, and shall be exercisable during the grantee’s lifetime only by him.  Unless the Committee determines otherwise, the Option shall not be exercisable for at least six months after the date of grant, unless the grantee ceases employment before the expiration of such six-month period by reason of his disability as defined in Section 12 or his death.

(d)	The Option shall not be exercisable:

(i)            after the seventh anniversary of the date it is granted.  Any Option may be exercised during such period only as set forth under Section 4(d) or at such time or times and in such installments as the Committee may establish in its grant of the Option;

(ii)           unless payment in full is made for the shares being acquired thereunder at the time of exercise; such payment shall be made in such form (including, but not limited to, cash, surrender of all or a portion of an outstanding Award, Common Shares held by the participant at their fair market value on the exercise date, or a combination thereof) as provided in the Award grant instrument or as the Committee may determine in its discretion; and

(iii)           unless the person exercising the Option has been, at all times during the period beginning with the date of the grant of the Option and ending on the date of such exercise, employed by, or a non-employee director of, the Company, or a parent, subsidiary or affiliate of the Company, or a corporation substituting or assuming the Option in a transaction to which Section 424(a) of the Code, is applicable, except that:

(A)           if such person dies, unvested Options will immediately vest and that person’s estate will have one year from the date of death to exercise all Options, provided that the exercise occurs within the remaining Option Term.  Any portion of the Option not exercised within the one year period shall terminate.

(B)           if such person’s employment with the Company is terminated by reason of retirement or disability (retirement as determined by the Board), unvested Options will immediately vest and he will have one year from the date of termination to exercise all Options, provided that the exercise occurs within the remaining Option Term.  Any portion of the Option not exercised within the one-year period shall terminate.

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(C)           upon the termination of such person’s employment with the Company for reason other than death, retirement or disability, that person will have sixty days from the date of termination to exercise all vested Options provided that the exercise occurs within the remaining Option Term. Any portion of the Option not exercised within the sixty day period shall terminate.

(D)           if such person shall cease employment with the Company while holding an Option which has not expired and has not been fully exercised, the Committee may determine to allow such person at any time within the sixty days or such other period determined by the Committee (but in the case of an Incentive Stock Option, such period shall not exceed ninety days) after the date he ceased such employment (but in no event after the Option has expired), to exercise the Option with respect to any shares as to which he could have exercised the Option on the date he ceased such employment or with respect to such greater number of shares as determined by the Committee.  Any portion of the Option not exercised within the sixty day period or such other period determined by the Committee shall terminate.

(E)           In the event of a Change in Control, as that term is defined in  this Plan, all stock options will immediately vest and will be exercisable.

(e)            In the case of an Incentive Stock Option, the amount of the aggregate fair market value of Common Shares (determined at the time of grant of the Option pursuant to Section 5(a) of the Plan) with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all such plans of his employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.  To the extent the aggregate fair market value of the Common Shares with respect to which Incentive Stock Options are exercisable by an employee during any calendar year exceeds $100,000, the Options shall be treated as Nonqualified Stock Options.

(f)            It is the intent of the Company that Nonqualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that the Incentive Stock Options granted under the Plan be consistent with and contain or be deemed to contain all provisions required under Section 422 (and the other appropriate provisions) of the Code and any implementing regulations (and any successor provisions thereof), and that any ambiguities in construction shall be interpreted in order to effectuate such intent.

(g)           Upon the Committee’s recommendation and the approval of the Shareholders, the Board may reissue or reprice outstanding Stock Options at the fair market value of the Common Shares on the date of such reissue or repricing.

6.            Stock Appreciation Rights.  The Committee may grant Stock Appreciation Rights (referred to herein as a “SAR”) either alone, or in conjunction with Stock Options, either at the time of grant or by amendment thereafter.  Each Award of SARs granted under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of SARs or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish:

(a)           The SAR shall be granted with a Grant Price equal to at least the fair market value of the underlying Common Shares on the date of such grant.

(b)           The Committee shall determine the number of Common Shares to be subject to each Award of SARs.  The number of Common Shares subject to an outstanding Award of SARs may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that Common Shares under such Award of SARs are used to calculate the cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, received pursuant to exercise of an Option attached to such Award of SARs, or to the extent that any other Award granted in conjunction with such Award of SARs is paid.

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(c)           The Award of SARs may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, and shall be exercisable during the grantee’s lifetime only by him.  Unless the Committee determines otherwise, the Award of SARs shall not be exercisable for at least six months after the date of grant, unless the grantee ceases employment or performance of services before the expiration of such six-month period by reason of his disability as defined in Section 12 or his death.

(d)	The Award of SARs shall not be exercisable:

(i)            after the seventh anniversary of the date it is granted.  Any Award of SARs may be exercised during such period only as set forth under Section 4(d) or at such time or times and in such installments as the Committee may establish;

(ii)            in the case that the Award of SARs is attached to an Option, unless such Option is at the time exercisable; and

(iii)           unless the person exercising the Award of SARs has been, at all times during the period beginning with the date of the grant thereof and ending on the date of such exercise, employed by, or a non-employee director of, the Company, except that:

(A)           if such person dies, unvested SARs will immediately vest and that person’s estate will have one year from the date of death to exercise all SARs, provided that the exercise occurs within the remaining Term. Any portion of the SARs not exercised within the one year period shall terminate.

(B)           if such person’s employment with the Company is terminated by reason of retirement or disability (retirement as determined by the Board), unvested SARs will immediately vest and he will have one year from the date of termination to exercise all SARs, provided that the exercise occurs within the remaining Term.  Any portion of the SARs not exercised within the one-year period shall terminate.

(C)           Upon the termination of such person’s employment with the Company for reason other than death, retirement or disability, that person will have sixty days from the date of termination to exercise all vested SARs provided that the exercise occurs within the remaining Term.

(D)           if such person shall cease employment with the Company while holding an Award of SARs which has not expired and has not been fully exercised, the Committee may determine to allow such person at any time within the sixty days or such other period determined by the Committee  after the date he ceased such employment (but in no event after the Award of SARs has expired), to exercise the Award of SARs with respect to any shares as to which he could have exercised the Award of SARs on the date he ceased such employment or with respect to such greater number of shares as determined by the Committee.  Any portion of the SARs not exercised within the sixty day period or such other period determined by the Committee shall terminate.

(E)           In the event of a Change in Control, all SARs will immediately vest and will be exercisable.

(e)            An Award of SARs shall entitle the holder (or any person entitled to act under the provisions of Section 6(d)(iii)(A) hereof) to exercise such Award and surrender unexercised the Option, if any, to which the SAR is attached (or any portion of such Option) to the Company and to receive from the Company in exchange thereof, without payment to the Company, that number of Common Shares having an aggregate value equal to (or, in the discretion of the Committee, less than) the excess of the fair market value of one share at the time of such exercise, over the exercise price (or Option Price, as the case may be), times the number of shares subject to the Award or the Option, or portion thereof, which is so exercised or surrendered, as the case may be.  The Committee shall be entitled in its discretion to elect to settle the obligation arising out of the exercise of a SAR by the payment of cash or Other Company Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee, equal to the aggregate value of the Common Shares it would otherwise be obligated to deliver.  Any such election by the Committee shall be made as soon as practicable after the receipt by the Committee of written notice of the exercise of the SAR.  The value of a Common Share, Other Company Securities or property, or other forms of payment determined by the Committee for this purpose shall be the fair market value thereof on the last business day next preceding the date of the election to exercise the SAR, unless the Committee, in its discretion, determines otherwise.

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(f)            A SAR may provide that it shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of the SAR or of the related Option, or such other date as specified by the Committee, if at such time such SAR has a positive value.  Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in Section 6(e) hereof.

(g)            No fractional shares may be delivered under this Section 6, but in lieu thereof a cash or other adjustment shall be made as determined by the Committee in its discretion.

7.           Restricted Stock.  Each Award of Restricted Stock under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, shall establish:

(a)           The Committee shall determine the number of Common Shares to be issued to a participant pursuant to the Award, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.

(b)           Depending on the agreement, restricted stock grants may either (i) cliff-vest all at once at the end of two year, three year, or other period established by the Committee, or (ii) step vest in pro rata increments, over a two year, three year or other period established by the Committee.

(c)           Restricted Stock awarded to a participant in accordance with the Award shall be subject to the following conditions and/or restrictions until the expiration of such period as the Committee shall determine, from the date on which the Award is granted (the “Restricted Period”):  (i) a participant to whom an Award of Restricted Stock is made may, at the discretion of the Committee, be issued, but shall not be entitled to, a stock certificate, (ii) the Restricted Stock shall not be transferable prior to the end of the Restricted Period, (iii) the Restricted Stock shall be forfeited and the stock certificate, if issued, shall be returned to the Company and all rights of the holder of such Restricted Stock to such shares and as a shareholder shall terminate without further obligation on the part of the Company if the participant’s continuous employment or performance of services for the Company shall terminate for any reason prior to the end of the Restricted Period, except as otherwise provided in Section 7(d), and (iv) such other conditions and/or restrictions as determined by the Committee in its discretion, including, without limitation, a requirement that participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws, or holding requirements or sale restrictions on the Shares by the Company upon vesting of such Restricted Stock.

(d)           If a participant who has been in continuous employment with the Company since the date on which a Restricted Stock Award was granted to him leaves for any reason other than death, disability or retirement before vesting, the unvested portion of the restricted stock award is forfeited.  If a participant who has been in continuous employment with the Company since the date on which a Restricted Stock Award was granted to him dies, becomes disabled or retires, the restricted stock award will fully vest.

(e)           The Committee may provide in an Award agreement that the Award of Restricted Stock is conditioned upon the participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code.  If a participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the participant shall be required to file promptly a copy of such election with the Company.

(f)         In the event of a Change in Control, the restricted stock award will immediately vest and will be payable within thirty days of the Change in Control.

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8.            Restricted Stock Units.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock Units to participants in such amounts as the Committee shall determine.  Restricted Stock Units shall be similar to Restricted Stock except that no Common Shares are actually awarded to the participant on the date of grant.  Each Restricted Stock Unit grant shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall specify the Restricted Period, the number of Restricted Stock Units granted, and such other terms and conditions as the Committee, in its discretion, shall establish.

(a)           The Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Restricted Period established by the Committee, or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award agreement or otherwise.  All rights with respect to the Restricted Stock Units granted to a participant under the Plan shall be available during his lifetime only to such participant, except as otherwise provided in an Award agreement or at any time by the Committee.

(b)           The Committee shall impose such other conditions and/or restrictions on any Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that participants pay a stipulated purchase price for each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws, or holding requirements or sale restrictions on the Shares by the Company upon vesting of such Restricted Stock Units.  A participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

(c)           Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

(d)           Each Award agreement shall set forth the extent to which the participant shall have the right to retain Restricted Stock Units following termination of the participant’s employment with or provision of services to the Company, its affiliates, and/or its subsidiaries, as the case may be.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award agreement entered into with each participant, need not be uniform among all Restricted Stock Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

(e)           In the event of a Change in Control, the restricted stock unit award will immediately vest and will be payable within thirty days of the Change in Control.

9.            Performance Shares.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to participants in such amounts as the Committee shall determine.  Each grant of Performance Shares shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall specify, in addition to the following terms and conditions, the performance period, the number of Performance Shares granted, and such other terms and conditions as the Committee, in its discretion, shall establish.

(a)           Each Award agreement evidencing the award of Performance Shares shall designate a target Number of Performance Shares under the Award agreement and the Performance Cycle.  The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number of Performance Shares that will be paid out to the participant.

(b)           Subject to the terms of this Plan, after the applicable Performance Cycle has ended, the holder of Performance Shares shall be entitled to receive payout on the value and number of Performance Shares earned by the participant over the Performance Cycle, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

(c)           Payment of earned Performance Shares shall be as determined by the Committee and as evidenced in the Award agreement.  Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Shares in the form of cash or in Common Shares (or in a combination thereof) equal to the value of the earned Performance Shares at the close of the applicable Performance Cycle, or as soon as practicable after the end of the Performance Cycle.  Any Common Shares may be granted subject to any restrictions deemed appropriate by the Committee.  The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award agreement pertaining to the grant of the Award.

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(d)           Each Award agreement shall set forth the extent to which the participant shall have the right to retain Performance Shares following termination of the participant’s employment with or provision of services to the Company, its affiliates, and/or its subsidiaries, as the case may be.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award agreement entered into with each participant, need not be uniform among all Awards of Performance Shares issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

(e)           Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, except as otherwise provided in a participant’s Award agreement or otherwise determined at any time by the Committee, a participant’s rights under the Plan shall be exercisable during his lifetime only by such participant.

(f)            If a participant’s employment with the Company is terminated for any reason other than death or disability before the end of a Performance Cycle, the Performance Share award shall be forfeited.  If a participant’s employment with the Company is terminated due to death or disability during the Performance Cycle, he will receive the Target Number of shares set forth in his Performance Share Award Agreement within thirty days of the triggering event.

(g)           In the event of a Change in Control, the Performance Share award will immediately vest and will be payable within thirty days of the Change in Control.

10.           Other Stock Based Awards.  The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Common Shares) (“Other Stock-Based Awards”) in such amounts and subject to such terms and conditions, as the Committee shall determine.  Such Awards may involve the transfer of actual Common Shares to participants, or payment in cash or otherwise of amounts based on the value of Common Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.  Each grant of Other Stock-Based Awards shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall specify, in addition to the following terms and conditions, such other terms and conditions as the Committee, in its discretion, shall establish.

(a)           Each Other Stock-Based Award shall be expressed in terms of Common Shares or units based on Common Shares, as determined by the Committee.  The Committee may establish performance goals in its discretion.  If the Committee exercises its discretion to establish performance goals, the number and/or value of Other Stock-Based Awards that will be paid out to the participant will depend on the extent to which the performance goals are met.  Payment, if any, with respect to an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Common Shares as the Committee determines.

(b)           The Committee shall determine the extent to which the participant shall have the right to receive Other Stock-Based Awards following termination of the participant’s employment with or provision of services to the Company, its affiliates, and/or its subsidiaries, as the case may be or a Change in Control.  Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each participant, but need not be uniform among all Awards of Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

(c)           Except as otherwise determined by the Committee, Other Stock-Based Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, except as otherwise provided by the Committee, a participant’s rights under the Plan, if exercisable, shall be exercisable during his lifetime only by such participant.

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11.           Amendment of Awards under the Plan.  The terms of any outstanding Award under this Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder); provided that no such amendment shall adversely affect in a material manner any right of a participant under the Award without his written consent, unless the Committee determines in its discretion that there have occurred or are about to occur significant changes in the participant’s position, duties, or responsibilities, or significant changes in economic, legislative, regulator, tax, accounting or cost/benefit conditions which are determined by the Committee in its discretion to have or to be expected to have a substantial effect on the performance of the Company, or any subsidiary, affiliate, division or department thereof, on the Plan or on any Award under the Plan.  Provided, further, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARS in exchange for cash, other awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without shareholder approval.

12.           Disability.  For the purposes of this Plan, a participant shall be deemed to have terminated his employment by the Company, its subsidiaries, and its affiliates by reason of disability, if the Committee shall determine that the physical or mental condition of the participant by reason of which such employment terminated was such at that time as would entitle him to payment of monthly disability benefits under any Company disability plan.  If the participant is not eligible for benefits under any disability plan of the Company, he shall be deemed to have terminated such employment by reason of disability if the Committee shall determine that his physical or mental condition would entitle him to benefits under any Company disability plan if he were eligible therefor.

13.           Change in Control.  For purposes of this Plan, a “Change in Control” shall be deemed to have occurred if (i) any “person” or “group” (as such terms are used in Section 13(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities and within one (1) year after such “person” or “group” acquires 50% or more of the combined voting power of the Company (the “Trigger Date”) the members of the Board immediately prior to the Trigger Date cease to constitute a majority of the Board, (ii) there shall be consummated any consolidation or merger of the Company in which the Company is not the surviving or continuing corporation or pursuant to which shares of the Company’s Common Shares would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company’s Common Shares immediately prior to the merger have (directly or indirectly) at least a 51% ownership interest in the outstanding Common Shares of the surviving corporation immediately after the merger, or (iii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, except for any sale, lease exchange or transfer resulting from any action taken by any creditor of the Company in enforcing its rights or remedies against any assets of the Company in which such creditor holds a security interest.

14.           Termination of a Participant.  For all purposes under the Plan, the Committee shall determine whether a participant has terminated employment with the Company.

15.           Dilution and Other Adjustments.  In the event of any change in the outstanding Common Shares of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, a sale by the Company of all of its assets, any distribution to stockholders other than a normal cash dividend, or other extraordinary or unusual event, and that such change equitably requires an adjustment in the terms of any Award of the number of Common Shares available for Awards, such adjustment shall be made by the Committee and shall be final, conclusive and binding for all purposes of the Plan.

In the event of the proposed dissolution or liquidation of the Company, all outstanding Awards shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee.

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In the event of a Change of Control, all outstanding Awards shall immediately vest and all restrictions on any outstanding Awards shall immediately lapse and participants shall be entitled to the full benefit of all such awards immediately prior to the effective date of the Change in Control.  For purposes of this Agreement, a “Change of Control” shall be deemed to have occurred if (i) any “person” or “group” (as such terms are used in Section 13(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities and within one (1) year after such “person” or “group” acquires 50% or more of the combined voting power of the Company (the “Trigger Date”) the members of the Board immediately prior to the Trigger Date cease to constitute a majority of the Board, (ii) there shall be consummated any consolidation or merger of the Company in which the Company is not the surviving or continuing corporation or pursuant to which shares of the Company’s Common Shares would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company’s Common Shares immediately prior to the merger have (directly or indirectly) at least a 51% ownership interest in the outstanding Common Shares of the surviving corporation immediately after the merger, or (iii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company

16.           Designation of Beneficiary by Participant.  A participant may name a beneficiary to receive any payment to which he may be entitled in respect to any Award under the Plan in the event of his death, on a written form to be provided by and filed with the Committee, and in a manner determined by the Committee in its discretion.  The Committee reserves the right to review and approve beneficiary designations.  A participant may change his beneficiary from time to time in the same manner, unless such participant has made an irrevocable designation.  Any designation of beneficiary under the Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee in its discretion.  If no designated beneficiary survives the participant and is living on the date on which an amount becomes payable to such a participant’s beneficiary, such payment will be made to the legal representatives of the participant’s estate, and the term “beneficiary” as used in the Plan shall be deemed to include such person or persons.  If there are any questions as to the legal right of any beneficiary to receive a distribution under the Plan, the Committee in its discretion may determine that the amount in question be paid to the legal representatives of the estate of the participant, in which event the Company, the Board and the Committee and the members thereof, will have no further liability to anyone with respect to such amount.

17.	Miscellaneous Provisions.

(a)           No employee or other person shall have any claim or right to be granted an Award under the Plan.  Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated.  Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to continue to be employed by the Company, its subsidiaries or its affiliates, and the right to terminate the employment of any participants at any time and for any reason is specifically reserved.

(b)           No participant or other person shall have any right with respect to the Plan, the Common Shares reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through him) have been met.

(c)           Except as may be approved by the Committee where such approval shall not adversely affect compliance of the Plan with Rule 16b-3 under the Exchange Act, a participant’s rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by the operation of law or otherwise (except in the event of a participant’s death) including, but not by way of limitation, however, that any Option or similar right (including, but not limited to, a SAR) offered pursuant to the Plan shall be transferable by will or the laws of descent and distribution but shall be exercisable during the participant’s lifetime only by him.

(d)           It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3.

11

(e)           The Company shall have the right to deduct from any payment made under the Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment.  It shall be a condition to the obligation of the Company to issue Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the participant (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be required by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes.  If the amount requested is not paid, the Company may refuse to issue Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof.  Notwithstanding anything in the Plan to the contrary, the Committee may, in its discretion, permit an eligible participant (or any beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee shall deem to be appropriate (including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a fair market value equal to the amount of such taxes).

(f)            The expenses of the Plan shall be borne by the Company.

(g)           The Plan shall be unfunded.  The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and rights to the payment of Awards shall be no greater than the rights of the Company’s general creditors.

(h)           By accepting any Award or other benefit under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee or its delegates.

(i)            Fair market value in relation to Common Shares shall mean a price that is based on the opening, closing, actual, high, low, or average selling prices of a Common Share on the New York Stock Exchange or other established stock exchange or exchanges on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion.  Such definition of fair market value shall be specified in the Award agreement and may differ depending on whether fair market value is in reference to the grant, exercise, vesting, or settlement or payout of an Award.  If the Common Shares are not reported on an exchange or market, the fair market value of Common Shares shall be as determined in good faith by the Committee in such reasonable manner as it may deem appropriate in accordance with applicable law.  Fair market value in relation to Other Company Securities or property, other securities or property or other forms of payment of Awards under the Plan, or any combination thereof, as of any specific time shall mean such value as determined in good faith by the Committee in such reasonable manner as it may deem appropriate in accordance with applicable law.

(j)            The masculine pronoun includes the feminine and the singular includes the plural wherever appropriate.

(k)           The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards hereunder of any Common Shares issued pursuant hereto as may be required by Section 13 or 15(d) of the Exchange Act (or any successor provision) or any other applicable statute, rule or regulation.

(l)            The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Nevada.

(m)          Certificates for Common Shares issued pursuant to the Plan which have not been registered with the Securities and Exchange Commission, and Restricted Stock, if any, shall bear an appropriate legend.

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(n)           Each person who is or shall have been a member of the Board, or the Committee, or an officer of the Company to whom authority was delegated in accordance with the Plan, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to defend the same before he or she undertakes to defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

18.           Plan Amendment or Suspension.  The Plan may be amended or suspended in whole or in part at any time from time to time by the Board, but no amendment shall be effective unless and until the same is approved by shareholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 under the Exchange Act and with other applicable law.  No amendment of the Plan shall adversely affect in a material manner any right of any participant with respect to any Award theretofore granted without such participant’s written consent, except as permitted under Section 11.

19.           Plan Termination.  This Plan shall terminate upon the earlier of the following dates or events to occur:

(a)           upon the adoption of a resolution of the Board terminating the Plan; or

(b)           ten years from the date the Plan as amended is approved and adopted by the stockholders of the Company; provided, however, that the Board may, prior to the expiration of such ten-year period, extend the term of the Plan for an additional period of up to five years from the grant of Awards other than Incentive Stock Options.  No termination of the Plan shall materially alter or impair any of the rights or obligations of any person, without his consent, under any Award theretofore granted under the Plan, except that subsequent to termination of the Plan, the Committee may make amendments permitted under Section 11.

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This Page Intentionally Left Blank

The Board of Directors recommends a vote “FOR” Items 1, 2 and 3.

Please mark your votes as indicated in this example	☒

ITEM 1 – Election of Directors

Nominees:	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

1.1 Alan Barocas	☐	☐	☐	1.5 William Montgoris	☐	☐	☐	ITEM 2 – Ratification of the Selection of Deloitte &Touche LLP as Independent Registered Public Accounting Firm for 2009.	☐	☐	☐

1.2 Michael Glazer	☐	☐	☐	1.6 Sharon Mosse	☐	☐	☐	ITEM 3 – Approval of Amended and Restated 2008 Equity Incentive Plan.	☐	☐	☐

1.3 Andrew Hall	☐	☐	☐	1.7 James Scarborough	☐	☐	☐	ITEM 4 – Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

1.4 John Mentzer	☐	☐	☐	1.8 David Schwartz	☐	☐	☐	This proxy, when properly executed, will be voted in the manner directed herein. If no directions are given, this proxy will be voted “FOR” Items 1, 2 and 3.

Mark Here for Address Change or Comments SEE REVERSE	☐	I plan to attend the Annual Meeting	☐

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

FOLD AND DETACH HERE

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING.
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting are available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

STAGE STORES, INC.	VOTE BY INTERNET http://www.proxyvoting.com/ssi Use the Internet to vote your proxy. Have your proxy card in hand when you access the website.
OR
VOTE BY TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. There is no charge to you for this call.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Important notice regarding Internet availability of proxy materials for the 2009 Annual Meeting of Shareholders:	If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
OR
Stage Stores, Inc.’s 2009 Notice of Annual Meeting and Proxy Statement, and Stage Stores, Inc.’s Annual Report to Shareholders and Annual Report on Form 10-K for the fiscal year ended January 31, 2009 are available at:
VOTE BY MAIL To vote by mail, mark, sign and date your proxy card and return it promptly in the enclosed postage-paid envelope.

http://bnymellon.mobular.net/bnymellon/ssi

STAGE STORES, INC.

Proxy for the 2009 Annual Meeting of Shareholders
June 4, 2009

THIS PROXY IS SOLICITED ON BEHALF OF STAGE STORES, INC.’S
BOARD OF DIRECTORS

The undersigned hereby appoints Andrew Hall and Edward Record, and each of them, as proxies for the undersigned with full power of substitution to vote all shares of Stage Stores, Inc.’s common stock which the undersigned may be entitled to vote at the 2009 Annual Meeting of Shareholders of Stage Stores, Inc. to be held at the Company’s headquarters in Houston, Texas on Thursday, June 4, 2009 at 1:00 P.M. local time, or at any adjournment thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement and upon such other matters as may properly come before the meeting or any adjournment thereof.

To vote by telephone or Internet, please follow the instructions set forth on the reverse side and do not return this proxy card. To vote by mail, please mark, sign and date this proxy card on the reverse side and return it promptly in the enclosed postage-paid envelope.

(Continued on the reverse side)

BNY MELLON SHAREOWNER SERVICES
Address change/comments	P.O. BOX 3550
(Mark the corresponding box on the reverse side)	SOUTH HACKENSACK, NJ 07606-9250

FOLD AND DETACH HERE

Admission Ticket

STAGE STORES, INC.

Annual Meeting of Shareholders

Date – June 4, 2009

Time – 1:00 p.m. local time

Location – Stage Stores Corporate Headquarters

10201 Main Street, Houston, TX 77025

ADMITTANCE MAY BE DENIED WITHOUT A TICKET

In accordance with the Company’s security procedures, all persons attending the Annual Meeting must present an Admission Ticket and picture identification. If you are a shareholder of record and plan to attend the meeting in person, please bring this Admission Ticket with you to the meeting. For security purposes, briefcases, bags, purses, backpacks and other containers will be subject to search at the door.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.